Main Estimates

2026–2027

Budget principal

2026–2027

New Nouveau Brunswick

Main Estimates 2026–2027

Budget principal 2026–2027

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/en/gov/budget.html

March 17, 2026

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/fr/gouv/budget.html

17 mars 2026

Cover:
Executive Council Office, Corporate Communications (# 25-02498)

Couverture :
Bureau du Conseil exécutif, Communications gouvernementales (n° 25-02498)

Printing and Binding:
Printing Services, Service New Brunswick

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-4248-4 (Bilingual Print Edition)
ISBN 978-1-4605-4249-1 (PDF: Bilingual edition)

ISSN 0700-2467

Printed in New Brunswick

ISBN 978-1-4605-4248-4 (édition bilingue imprimée)
ISBN 978-1-4605-4249-1 (PDF : édition bilingue)

ISSN 0700-2467

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

TABLE OF CONTENTS / TABLE DES MATIÈRES

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

SECTION 4 - REVENUE / RECETTES

Department / Ministère

--- Section 1 ---

EXPLANATORY NOTES / NOTES EXPLICATIVES

Explanatory Notes

Introduction

The 2026–2027 Main Estimates represent the Government's financial plan presented to the Legislative Assembly for the fiscal year ending March 31, 2027. The Main Estimates outline the estimated revenues and expenditures for the year based upon the policies, programs and priorities of the Government.

Estimates Format

The 2026–2027 Main Estimates are divided into four sections as follows:

Section 1 – Explanatory Notes

This section provides an overview of the Main Estimates document.

Section 2 – Comparative Budget Plan

The *Statement of Surplus or Deficit* includes a summary of revenues and expenses for the Ordinary Account, Capital Account, Special Purpose Account, Special Operating Agencies, Sinking Fund Earnings and Amortization of Tangible Capital Assets, resulting in a Surplus or Deficit.

Government is required to recognize the gross cost of a tangible capital asset when establishing the amortization expense. Given that tangible capital assets have been acquired through a capital budget appropriation and amortization expense is simply the result of these past decisions, an appropriation for amortization expense is not required. A table of amortization expense has been provided in Section 2 for information purposes only.

Notes explicatives

Introduction

Le Budget principal de 2026–2027 est le plan financier du gouvernement qui est présenté à l'Assemblée législative pour l'année financière se terminant le 31 mars 2027. Le budget principal explique les recettes et les dépenses prévues pour l'année selon les politiques, les programmes et les priorités du gouvernement.

Format du budget principal

Le Budget principal de 2026–2027 est divisé en quatre sections :

Section 1 – Notes explicatives

Cette section présente un survol du document du budget principal.

Section 2 – Plan budgétaire comparatif

L'*État de l'excédent ou du déficit* inclut un sommaire des recettes et des dépenses pour le compte ordinaire, le compte de capital, le compte à but spécial, le compte des organismes de services spéciaux, les gains sur les fonds d'amortissement et d'amortissement des immobilisations corporelles, donnant lieu à un excédent ou à un déficit.

Le gouvernement doit reconnaître le coût brut des immobilisations corporelles dans l'établissement de la charge d'amortissement. Vu que les immobilisations corporelles ont été acquises par crédit du budget de capital et que la charge d'amortissement est simplement le résultat des décisions précédentes, il n'est pas nécessaire de faire adopter un crédit pour la charge d'amortissement. Un tableau de la charge d'amortissement est fourni pour information dans la section 2.

Section 3 – Expenditures

This section provides comparative expenditure information (i.e. 2025–2026 Estimate, 2025–2026 Revised and 2026–2027 Estimate) by account in summary form. This section also provides further information by department, program and program component. It also includes the departmental appropriations (i.e. To be Voted) by account for each department.

The Main Estimates contain details of appropriations required by the *Financial Administration Act* for the Ordinary Account, Capital Account, Special Operating Agencies and for Loans and Advances.

The Legislature authorizes departmental spending through a number of votes. Statutory payments are excluded from voted amounts due to the fact that spending authority is specified in related legislation and does not require an annual appropriation as per subsection 30(3). Capital and Loans and Advances are voted on a gross basis as they are considered payments out of the Consolidated Fund. Special Purpose Account expenditures are not voted but are included within the Main Estimates for information purposes.

Section 3 – Dépenses

Cette section fournit de l'information comparative sommaire sur les dépenses par compte (Prévisions de 2025–2026, Prévisions révisées de 2025–2026 et Prévisions de 2026–2027). Elle donne aussi de l'information par ministère, par programme et par élément de programme. Elle comprend les crédits (devant être adoptés) par compte pour chaque ministère.

Le budget principal renferme les renseignements sur les crédits exigés par la *Loi sur l'administration financière* pour le compte ordinaire, le compte de capital, le compte des organismes de services spéciaux ainsi que les prêts et les avances.

L'Assemblée législative autorise les dépenses des ministères par un certain nombre de crédits. Les paiements légaux sont exclus des montants votés, car l'autorité de dépenser est précisée dans une loi connexe et n'exige pas un crédit budgétaire annuel aux termes du paragraphe 30(3). Les fonds de capital et les prêts et avances sont votés comme des montants bruts, car ils sont considérés comme des paiements effectués à partir du Fonds consolidé. Les dépenses au compte à but spécial ne sont pas votées, mais elles sont incluses dans le budget principal pour information.

Section 4 – Revenue

This section provides comparative revenue information (i.e. 2025–2026 Estimate, 2025–2026 Revised and 2026–2027 Estimate) by account in summary form. This section also provides further information by department, account and source.

Details on estimated spending plans for all programs and program components, including human resources implications, will be the responsibility of each department when they present their departmental estimates.

It should be noted that throughout the document, numbers may not add due to rounding.

Section 4 - Recettes

Cette section fournit de l'information comparative sommaire sur les recettes (Prévisions de 2025–2026, Prévisions révisées de 2025–2026 et Prévisions de 2026–2027) par compte. Elle fournit aussi de l'information par ministère, par compte et par source.

Les renseignements sur les plans de dépenses prévus pour chaque programme et élément de programme, y compris les répercussions sur les ressources humaines, seront la responsabilité des ministères lorsqu'ils présenteront leurs prévisions.

Veuillez prendre note que les sommes ont été arrondies dans tout le document, ce qui explique les écarts.

--- Section 2 ---

COMPARATIVE BUDGET PLAN / PLAN BUDGÉTAIRE COMPARATIF

COMPARATIVE STATEMENT OF SURPLUS OR DEFICIT / ÉTAT COMPARATIF DE L'EXCÉDENT OU DU DÉFICIT

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	BUDGETARY ACCOUNTS / COMPTES BUDGÉTAIRES	2026–2027 ESTIMATE / PRÉVISIONS
		Revenue / Recettes	
13,263,926	12,932,543	Ordinary Account / Compte ordinaire	13,632,796
23,470	20,134	Capital Account / Compte de capital	15,691
196,132	184,260	Special Purpose Account / Compte à but spécial	210,388
153,941	118,460	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	145,403
222,200	232,200	Sinking Fund Earnings / Gains du fonds d'amortissement	239,300
13,859,669	13,487,597	**Total Revenue / Recettes totales**	14,243,578
		Expense / Charges	
13,101,250	13,609,905	Ordinary Account / Compte ordinaire	14,297,910
188,121	190,996	Capital Account / Compte de capital	239,254
225,190	228,851	Special Purpose Account / Compte à but spécial	232,596
201,442	140,481	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	195,739
692,703	645,757	Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	672,442
14,408,706	14,815,990	**Total Expense / Charges totales**	15,637,941
(549,037)	**(1,328,393)**	**Surplus (Deficit) - Before Contingency / Excédent (Déficit) - Avant plan d'urgence**	**(1,394,363)**
(50,000)	(50,000)	Contingency / Plan d'urgence	0
(599,037)	**(1,378,393)**	**Surplus (Deficit) - After Contingency / Excédent (Déficit) - Après plan d'urgence**	**(1,394,363)**

Notes: / Remarques :

The 2025–2026 Estimates for both revenue and expense have been restated throughout Main Estimates to reflect government reorganization. / Les prévisions de 2025–2026 pour les recettes et les dépenses ont été redressées dans le budget principal en fonction de la réorganisation du gouvernement.

The 2025–2026 Budget has been restated to reflect a change in accounting presentation that was included in the 2024–2025 consolidated financial statements. Service of the Public Debt is restated to show gross expenses before investment income. Related revenue is now reported as Investment Income. These offset and there is no resulting impact on the budgeted surplus/deficit. / Le budget de l'exercice 2025–2026 a été retraité pour tenir compte d'un changement dans la présentation des comptes qui avait été inclus dans les états financiers consolidés de l'exercice 2024–2025. Le Service de la dette publique a été retraité pour présenter les charges brutes avant les revenus de placement. Les recettes connexes sont désormais comptabilisées en tant que revenus de placement. Ces changements se compensent et n'ont aucune incidence sur les excédents et les déficits prévus au budget.

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches…………………………………………	13,893	-	-	-	13,893
Education and Early Childhood Development / Éducation et Développement de la petite enfance……………	265,855	-	67,252	-	333,107
Energy / Énergie……………………………………………	3,200	-	-	-	3,200
Environment and Local Government / Environnement et Gouvernements locaux……………………………………	3,687	-	114,082	-	117,769
Finance and Treasury Board / Finances et Conseil du Trésor……………………………………………	11,788,266	-	66	-	11,788,332
General Government / Gouvernement général……………	8,988	-	-	-	8,988
Health / Santé…………………………………………………	216,463	-	1,750	-	218,213
Justice and Public Safety / Justice et Sécurité publique……	270,951	-	29,498	-	300,449
Legislative Assembly / Assemblée législative………………	712	-	-	-	712
Natural Resources / Ressources naturelles…………………	68,838	3,711	7,680	-	80,229
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick…………………………	63,469	-	350	-	63,819
Opportunities New Brunswick / Opportunités Nouveau-Brunswick……………………………………………	7,600	-	-	-	7,600
Other Agencies / Autres organismes………………………	704,184	-	-	-	704,184
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail………………	132,907	-	2,659	5,065	140,631
Regional Development Corporation / Société de développement régional………………………………………	962	-	-	174,284	175,246
Service of the Public Debt / Service de la dette publique……	67,000	-	-	-	67,000

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Social Development / Développement social	18,598	-	-	-	18,598
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	7,041	-	5,671	9,042	21,754
Transportation and Infrastructure / Transports et Infrastructure	7,374	11,980	780	118,201	138,335
Sub-total / Total partiel	13,649,988	15,691	229,788	306,592	14,202,059
Sinking Fund Earnings / Gains du fonds d'amortissement					239,300
Inter-account Transactions / Opérations intercomptes	(17,192)	-	(19,400)	(161,189)	(197,781)
TOTAL REVENUE / RECETTES TOTALES	13,632,796	15,691	210,388	145,403	14,243,578

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches………………………………………	54,313	2,150	-	-	56,463
Education and Early Childhood Development / Education et Développement de la petite enfance……………	2,230,623	1,335	67,252	-	2,299,210
Energy / Énergie……………………………………………….	95,385	-	-	-	95,385
Environment and Local Government / Environnement et Gouvernements locaux…………………………………….	229,221	1,000	106,647	-	336,868
Executive Council Office / Bureau du Conseil exécutif…….	12,837	-	-	-	12,837
Finance and Treasury Board / Finances et Conseil du Trésor……………………………………………….	32,252	-	66	-	32,318
General Government / Gouvernement général………………	1,284,315	5,000	-	-	1,289,315
Health / Santé………………………………………………….	4,801,333	42,294	3,000	-	4,846,627
Justice and Public Safety / Justice et Sécurité publique…….	423,096	-	31,086	-	454,182
Legislative Assembly / Assemblée législative………………	45,023	-	-	-	45,023
Natural Resources / Ressources naturelles………………….	149,280	30,610	11,540	-	191,430
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick…………………………	259,986	77,817	2,925	-	340,728
Office of the Premier / Cabinet de la première ministre…….	1,824	-	-	-	1,824
Opportunities New Brunswick / Opportunités Nouveau-Brunswick………………………………………….	63,461	-	-	-	63,461
Other Agencies / Autres organismes…………………………	409,108	-	-	-	409,108
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail………………	779,620	5,200	2,659	5,345	792,824
Regional Development Corporation / Société de développement régional ………………………………………	78,559	39,480	-	216,166	334,205
Service of the Public Debt / Service de la dette publique…………………………………………………	860,000	-	-	-	860,000

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Social Development / Développement social..................	2,012,308	24,781	-	-	2,037,089
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture..	92,886	20,091	5,621	11,500	130,098
Transportation and Infrastructure / Transports et Infrastructure..	421,458	1,220,085	1,800	123,917	1,767,260
Total Expenditure / Dépenses totales...........................	14,336,888	1,469,843	232,596	356,928	16,396,255
Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(2,386)	(1,230,589)	-	-	(1,232,975)
Inter-account Transactions / Opérations intercomptes	(36,592)	-	-	(161,189)	(197,781)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles					672,442
TOTAL EXPENSE / CHARGES TOTALES	14,297,910	239,254	232,596	195,739	15,637,941

COMPARATIVE STATEMENT OF CHANGE IN NET DEBT / ÉTAT COMPARATIF DE L'ÉVOLUTION DE LA DETTE NETTE

(In thousands of dollars / En milliers de dollars)

	2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	2026–2027 ESTIMATE / PRÉVISIONS
Net Debt - Beginning of Year / Dette nette - Début de l'exercice	**(12,500,348)**	**(12,270,595)**	**(13,947,250)**
Changes in Year / Changements durant l'exercice			
Surplus (Deficit) / Excédent (Déficit)	(549,037)	(1,328,393)	(1,394,363)
Investments in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(1,072,886)	(994,019)	(1,232,975)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	692,703	645,757	672,442
(Increase) Decrease in Net Debt / (Augmentation) Diminution de la dette nette	**(929,220)**	**(1,676,655)**	**(1,954,896)**
Net Debt - End of Year / Dette nette - Fin de l'exercice	**(13,429,568)**	**(13,947,250)**	**(15,902,146)**
Net Debt-to-GDP Ratio / Rapport entre la dette nette et le PIB	**26.6%**	**27.9%**	**30.8%**

COMPARATIVE STATEMENT OF INVESTMENT IN TANGIBLE CAPITAL ASSETS / ÉTAT COMPARATIF DE L'INVESTISSEMENT DANS LES IMMOBILISATIONS CORPORELLES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	DEPARTMENT / MINISTERE	2026–2027 ESTIMATE / PREVISIONS
250	250	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,475
1,123	1,123	Education and Early Childhood Development / Éducation et Développement de la petite enfance	934
1,000	1,000	Environment and Local Government / Environnement et Gouvernements locaux	1,000
0	0	General Government / Gouvernement général	5,000
36,252	36,252	Health / Santé	38,065
11,485	11,485	Natural Resources / Ressources naturelles	25,610
37,792	35,481	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	56,494
1,000	1,000	Social Development / Développement social	1,000
11,923	11,923	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	10,310
972,061	895,505	Transportation and Infrastructure / Transports et Infrastructure	1,093,087
1,072,886	994,019	TOTAL	1,232,975

COMPARATIVE STATEMENT OF AMORTIZATION / ÉTAT COMPARATIF D'AMORTISSEMENT

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTERE	2026–2027 ESTIMATE / PRÉVISIONS
404	404	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	427
72,628	72,628	Education and Early Childhood Development / Education et Développement de la petite enfance	73,815
2,735	3,080	Environment and Local Government / Environnement et Gouvernements locaux	3,145
124,582	78,716	Health / Santé	81,566
279	279	Justice and Public Safety / Justice et Sécurité publique	119
1,471	1,471	Natural Resources / Ressources naturelles	1,800
5,404	5,404	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	5,311
38,486	39,768	Other Agencies / Autres organismes	42,215
264	264	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	264
341	341	Regional Development Corporation / Société de développement régional	341
2,443	1,222	Social Development / Développement social	0
2,660	2,660	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,853
420,806	419,320	Transportation and Infrastructure / Transports et Infrastructure	438,386
20,200	20,200	Vehicle Management Agency / Agence de gestion des véhicules	22,200
692,703	645,757	TOTAL	672,442

--- Section 3 ---

EXPENDITURES /

DÉPENSES

COMPARATIVE STATEMENT OF ESTIMATED GROSS EXPENDITURE /
ÉTAT COMPARATIF DES DÉPENSES BRUTES PRÉVUES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
50,485	52,535	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	54,313
2,111,300	2,073,065	Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,230,623
78,444	78,444	Energy / Energie	95,385
187,202	186,099	Environment and Local Government / Environnement et Gouvernements locaux	229,221
12,591	12,591	Executive Council Office / Bureau du Conseil exécutif	12,837
32,135	32,383	Finance and Treasury Board / Finances et Conseil du Trésor	32,252
1,456,864	1,445,253	General Government / Gouvernement général	1,284,315
4,091,088	4,523,566	Health / Santé	4,801,333
403,213	412,351	Justice and Public Safety / Justice et Sécurité publique	423,096
38,364	36,039	Legislative Assembly / Assemblée législative	45,023
141,468	155,998	Natural Resources / Ressources naturelles	149,280
232,958	226,196	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	259,986
1,734	1,734	Office of the Premier / Cabinet de la première ministre	1,824
71,200	54,157	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	63,461
423,699	403,731	Other Agencies / Autres organismes	409,108
757,732	767,968	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	779,620
79,571	79,571	Regional Development Corporation / Société de développement régional	78,559
740,359	740,359	Service of the Public Debt / Service de la dette publique	860,000
1,742,504	1,869,564	Social Development / Développement social	2,012,308
84,840	87,872	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	92,886
398,934	407,234	Transportation and Infrastructure / Transports et Infrastructure	421,458
13,136,685	13,646,710	Total Expenditure / Dépenses totales	14,336,888
(3,061)	(750)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(2,386)
(32,374)	(36,055)	Inter-account Transactions / Opérations intercomptes	(36,592)
13,101,250	13,609,905	TOTAL EXPENSE / CHARGES TOTALES	14,297,910

SUMMARY OF AMOUNTS TO BE VOTED / SOMMAIRE DES MONTANTS FAISANT L'OBJET D'UN VOTE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	2026–2027 TOTAL ORDINARY / ORDINAIRE	NON-VOTED / NON-VOTÉ	TO BE VOTED / À VOTER
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	54,313	65	54,248
Education and Early Childhood Development / Education et Développement de la petite enfance	2,230,623	65	2,230,558
Energy / Énergie	95,385	-	95,385
Environment and Local Government / Environnement et Gouvernements locaux	229,221	130	229,091
Executive Council Office / Bureau du Conseil exécutif	12,837	-	12,837
Finance and Treasury Board / Finances et Conseil du Trésor	32,252	65	32,187
General Government / Gouvernement général	1,284,315	288	1,284,027
Health / Santé	4,801,333	65	4,801,268
Justice and Public Safety / Justice et Sécurité publique	423,096	130	422,966
Legislative Assembly / Assemblée législative	45,023	5,020	40,003
Natural Resources / Ressources naturelles	149,280	65	149,215
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	259,986	48	259,938
Office of the Premier / Cabinet de la première ministre	1,824	97	1,727
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	63,461	48	63,413
Other Agencies / Autres organismes	409,108	402,953	6,155
Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	779,620	65	779,555
Regional Development Corporation / Société de développement régional	78,559	-	78,559
Service of the Public Debt / Service de la dette publique	860,000	855,900	4,100
Social Development / Développement social	2,012,308	113	2,012,195
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	92,886	65	92,821
Transportation and Infrastructure / Transports et Infrastructure	421,458	30,592	390,866
TOTAL	14,336,888	1,295,774	13,041,114

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
715	665	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2,150
1,605	1,605	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,335
1,000	905	Environment and Local Government / Environnement et Gouvernements locaux	1,000
0	0	General Government / Gouvernement général	5,000
40,280	40,280	Health / Santé	42,294
17,350	17,935	Natural Resources / Ressources naturelles	30,610
44,085	44,085	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	77,817
2,200	2,200	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,200
33,075	33,075	Regional Development Corporation / Société de développement régional	39,480
23,354	24,460	Social Development / Développement social	24,781
19,017	19,017	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	20,091
1,075,265	1,000,038	Transportation and Infrastructure / Transports et Infrastructure	1,220,085
1,257,946	1,184,265	Total Expenditure / Dépenses totales	1,469,843
(1,069,825)	(993,269)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(1,230,589)
188,121	190,996	TOTAL EXPENSE / CHARGES TOTALES	239,254

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
67,252	67,252	Education and Early Childhood Development / Éducation et Développement de la petite enfance	67,252
111,588	111,798	Environment and Local Government / Environnement et Gouvernements locaux	106,647
66	77	Finance and Treasury Board / Finances et Conseil du Trésor	66
1,750	2,734	Health / Santé	3,000
23,365	21,834	Justice and Public Safety / Justice et Sécurité publique	31,086
7,519	11,235	Natural Resources / Ressources naturelles	11,540
3,600	4,180	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	2,925
2,649	2,640	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	2,659
5,601	5,601	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,621
1,800	1,500	Transportation and Infrastructure / Transports et Infrastructure	1,800
225,190	228,851	TOTAL	232,596

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
5,136	5,120	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,345
226,726	157,080	Regional Development Corporation / Société de développement régional	216,166
8,848	9,286	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	11,500
120,487	121,487	Transportation and Infrastructure / Transports et Infrastructure	123,917
361,197	292,973	Total Expenditure / Dépenses totales	356,928
(159,755)	(152,492)	Inter-account Transactions / Opérations intercomptes	(161,189)
201,442	140,481	TOTAL EXPENSE / CHARGES TOTALES	195,739

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
8,600	8,600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches……..	8,600
3,224	3,224	New Brunsick Housing Corporation / Société d'habitation du Nouveau-Brunswick…………………………………………………………….	3,224
50,000	35,000	Opportunities New Brunswick / Opportunités Nouveau-Brunswick………………	50,000
90,500	91,605	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail……………………………………………	90,500
152,324	138,429	TOTAL………………………………………………………………………….	152,324

WORKING CAPITAL - MAXIMUM BALANCES / FONDS DE ROULEMENT - SOLDES MAXIMAUX

(In thousands of dollars / En milliers de dollars)

WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches……………………………		1,100
Health / Santé…………………………………………………………………………………………		1,225
Justice and Public Safety / Justice et Sécurité publique………………………………………………….		4
Social Development / Développement social………………………………………………………….		1,900
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture………………………………………		500
Transportation and Infrastructure / Transports et Infrastructure………………………………………….		3,000
WorkSafeNB / Travail sécuritaire NB		
- Education and Early Childhood Development / Éducation et Développement de la petite enfance………………………………………………………………………………	160	
- Finance and Treasury Board / Finances et Conseil du Trésor…………………………………	360	520
TOTAL - WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT		8,249
PETTY CASH ADVANCES / AVANCES - PETITE CAISSE :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches……………………………		10
Education and Early Childhood Development / Éducation et Développement de la petite enfance…………………………………………………………………………………………		150
Health / Santé…………………………………………………………………………………………		2
Justice and Public Safety / Justice et Sécurité publique………………………………………………….		29
Natural Resources / Ressources naturelles………………………………………………………………		12
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick…………………		6
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail…………………………………………………………………………………		14
Social Development / Développement social……………………………………………………………		24
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture………………………………………		115
Transportation and Infrastructure / Transports et Infrastructure………………………………………….		23
Other (small advances) / Autres (petits avances)………………………………………………………….		1
TOTAL - PETTY CASH ADVANCES / AVANCES - PETITE CAISSE		386
INVENTORIES / STOCKS :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches……………………………		2,000
Health / Santé…………………………………………………………………………………………		8,830
Justice and Public Safety / Justice et Sécurité publique………………………………………………….		550
Natural Resources / Ressources naturelles………………………………………………………………		510
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick…………………		100
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail…………………………………………………………………………………		150
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture………………………………………		1,500
Transportation and Infrastructure / Transports et Infrastructure………………………………………….		23,000
TOTAL - INVENTORIES / STOCKS		36,640

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
50,485	52,535	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches……………………………………………	54,313
50,485	52,535	TOTAL - Gross Ordinary / Compte brute ordinaire……………	54,313

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES		AGRICULTURE, AQUACULTURE ET PÊCHES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To deliver targeted programs and services, and provide strategic direction in support of economic development opportunities related to the sustainable primary and value-added agriculture, aquaculture and fisheries sectors.		Assurer la prestation de programmes et services, et fournir la direction stratégique en support des opportunités de développement économique relatif aux secteurs primaire durable et à valeur ajoutée de l'agriculture, de l'aquaculture et des pêches.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	785	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic direction.		Assurer une gestion supérieure et une orientation stratégique.
AGRICULTURE	16,183	AGRICULTURE
To provide specialist advice and services for the growth and competitiveness of the agriculture sector. To provide services and programs focused on maintaining livestock and animal health, crop development and preserving food safety and quality.		Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur de l'agriculture. Fournir des services et des programmes visant le maintien en bonne santé du bétail et des animaux, le développement des cultures et la préservation de la salubrité et de la qualité des aliments.
FISHERIES AND AQUACULTURE	6,098	PÊCHERIES ET AQUACULTURE
To provide specialist advice and services for the growth and competitiveness of the fisheries and aquaculture sector. To provide services and programs focused on maintaining sustainable practices and preserving food safety and quality.		Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur des pêches et de l'aquaculture. Fournir des services et des programmes visant le maintien des pratiques durables et la préservation de la salubrité et de la qualité des aliments.
MARKETING AND TRADE	3,801	MARKETING ET COMMERCE
To provide strategic delivery and coordination of marketing and trade initiatives such as Local Food and Beverages Strategy, seafood exports, market intelligence and other related activities.		Assurer la prestation et la coordination stratégiques d'initiatives de marketing et de commerce comme la Stratégie sur les boissons et les aliments locaux, les exportations de produits de la mer, la collecte de renseignements commerciaux et d'autres activités connexes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES (continued)		AGRICULTURE, AQUACULTURE ET PÊCHES (suite)
BUSINESS GROWTH	2,578	CROISSANCE DES ENTREPRISES
To provide strategic delivery and coordination of development initiatives to support new entrants and the growth of businesses within the agriculture, aquaculture and fisheries sectors.		Assurer la prestation et la coordination stratégiques d'initiatives de développement pour appuyer les nouveaux venus et la croissance des entreprises dans les secteurs de l'agriculture, de l'aquaculture et des pêches.
INDUSTRY FINANCIAL PROGRAMS	24,068	PROGRAMMES FINANCIERS DESTINÉS À L'INDUSTRIE
To provide financial assistance to the agriculture, aquaculture and fisheries sectors under various funding programs.		Fournir une aide financière aux industries de l'agriculture, de l'aquaculture et des pêches au titre de divers programmes de financement.
FARM PRODUCTS COMMISSION	800	COMMISSION DES PRODUITS DE FERME
To provide management and administrative support to the Commission in the monitoring of commodity boards under the provision of the *Natural Products Act*.		Fournir un soutien en gestion et un soutien administratif à la Commission, qui est responsable, en vertu des dispositions de la *Loi sur les produits naturels*, de la surveillance des divers offices de commercialisation.
TOTAL	54,313	TOTAL
TOTAL - DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES	54,313	TOTAL - MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	54,248	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
315	315	Capital Equipment / Biens d'équipement	250
400	350	Strategic Infrastructure / Infrastructure stratégique	1,900
715	665	TOTAL	2,150

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
1,600	1,600	New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick……	1,600
7,000	7,000	Loan Programs / Programmes de prêts…………………………	7,000
8,600	8,600	TOTAL………………………………………………………………	8,600
		TO BE VOTED / À VOTER……………………………………	8,600

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
123,205	111,535	Corporate and Other Education Services / Services généraux et autres services d'enseignement……………………	131,352
1,601,992	1,637,302	School Districts / Districts scolaires…………………………	1,703,251
386,103	324,228	Early Childhood Development / Développement de la petite enfance……………………………………………	396,020
2,111,300	2,073,065	TOTAL - Gross Ordinary / Compte brute ordinaire……………	2,230,623

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES

PROGRAM OBJECTIVES

Provide administration and support services as well as research and planning services for the department. Manage programs and services in the area of instruction and evaluation.

PROGRAM COMPONENTS

MANAGEMENT SERVICES 12,356

Provide support in the areas of executive management, human resources, finance, accounting, budgeting, administration and performance and continuous improvement.

Provide planning and research services for the department in areas such as education research, statistical analysis, policy and legislation.

EDUCATION SERVICES 54,609

Plan, develop and ensure implementation of the prescribed curriculum for the public schools of the province.

Provide support services to the district staff in the organization, implementation and maintenance of educational services.

Provide direct and indirect educational services to students with additional needs.

Develop and administer a provincial comprehensive policy on educational evaluation.

Develop and administer provincial testing programs at both elementary and secondary school levels.

Funding and monitoring of early intervention services, development of curriculum and professional learning and provision of other supports for early childhood development, in the francophone sector.

SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT

OBJECTIFS DU PROGRAMME

Fournir des services d'administration et de support ainsi que des services de recherche et de planification au ministère. Gérer des programmes et services dans les domaines de l'instruction et de l'évaluation.

ÉLÉMENTS DU PROGRAMME

SERVICES DE GESTION 12,356

Fournir des services de soutien dans les domaines de direction supérieure, ressources humaines, finances, comptabilité, budget, administration et rendement et amélioration continue.

Fournir des services de planification et de recherche au ministère dans des domaines tels que la recherche en éducation, l'analyse statistique, les politiques et les lois.

SERVICES ÉDUCATIFS 54,609

Planifier, élaborer et assurer la mise en oeuvre des programmes d'études prescrits pour les écoles publiques de la province.

Fournir des services de soutien au personnel des districts pour l'élaboration, la mise en oeuvre, et le suivi de services éducatifs.

Fournir des services éducatifs directs et indirects aux élèves ayant des besoins additionnels.

Élaborer et administrer une politique provinciale globale sur l'évaluation de l'enseignement.

Élaborer et administrer des programmes l'évaluation aux niveaux scolaires primaire et secondaire.

Financement et suivi des services d'intervention précoce, élaboration de curriculum éducatifs et de développement professionnel et autres appuis en lien avec le développement de la petite enfance, au secteur francophone.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES (continued)		SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT (suite)
SUPPORT SERVICES	64,387	SERVICES DE SOUTIEN
Provide support services to school districts.		Fournir des services de soutien aux districts scolaires.
TOTAL	131,352	TOTAL

SCHOOL DISTRICTS		DISTRICTS SCOLAIRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide funding for school programs and services and develop financial policies and procedures for school districts.		Fournir les fonds pour les programmes et services scolaires, et élaborer des directives et modalités financières pour les districts scolaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DISTRICT OFFICE	56,219	BUREAU DES DISTRICTS
Provide administrative, financial and budgeting services for school districts. Implement prescribed curriculum and provide pedagogical support to schools.		Fournir des services administratifs, financiers et budgétaires aux districts scolaires. Appliquez les programmes d'études et offrir un soutien pédagogique aux écoles.
Develop, implement and maintain human resource services for bargaining and non-bargaining employees.		Élaborer, mettre sur pied et soutenir des services de ressources humaines pour le personnel syndiqué et non syndiqué.
EDUCATIONAL SERVICES	1,401,949	SERVICES D'ÉDUCATION
Funding for prescribed instructional programs.		Fonds pour les programmes pédagogiques prescrits.
FACILITIES	168,713	INSTALLATIONS
Funding for planning and operation of school facilities.		Fonds pour la planification et le fonctionnement des installations scolaires.
PUPIL TRANSPORTATION	76,370	TRANSPORT DES ÉLÈVES
Funding for the operation and maintenance of the school bus fleet.		Fonds pour le fonctionnement et l'entretien du parc d'autobus scolaires.
TOTAL	1,703,251	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EARLY CHILDHOOD DEVELOPMENT		DÉVELOPPEMENT DE LA PETITE ENFANCE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide services aimed at supporting parents and enhancing early learning experiences to improve childhood outcomes.		Fournir des services qui visent à soutenir les parents et accroître les expériences en apprentissage précoce afin d'améliorer les résultats des enfants.
Funding and monitoring of early intervention services, development of curriculum and professional learning and provision of other supports for early childhood development, in the anglophone sector.		Financement et suivi des services d'intervention précoce, élaboration de curriculum éducatifs et de développement professionnel et autres appuis en lien avec le développement de la petite enfance, au secteur anglophone.
TOTAL	396,020	TOTAL
TOTAL - DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT	2,230,623	TOTAL - MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	2,230,558	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
1,605	1,605	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement…………………………………………………	1,335
1,605	1,605	TOTAL……………………………………………………...…………	1,335

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
190	190	Scholarships and Trusts / Bourses et fiducies…………………	190
11,200	11,200	First Nations Educational Fund / Fonds d'éducation des Premières nations………………………………………………	11,200
47,100	47,100	School District Projects / Projets de districts scolaires…………	47,100
8,126	8,126	School District Self-sustaining Funds / Fonds autonomes de districts scolaires……………………………………………	8,126
30	30	Computers for Schools / Ordinateurs pour les écoles………….	30
606	606	International Education Services / Services d'éducation internationale………………………………………………	606
67,252	67,252	TOTAL…………………………………………………………	67,252

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
78,444	78,444	Energy / Energie…………………………………………………	95,385
78,444	78,444	TOTAL - Gross Ordinary / Compte brute ordinaire……………	95,385

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENERGY		ÉNERGIE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Development and management of energy resources of the province.		Développement et gestion des ressources énergétiques de la province.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	437	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic direction.		Assurer une gestion supérieure et une orientation stratégique.
ENERGY	19,948	ÉNERGIE
Provide support in the area of energy efficiency and sustainability, electricity, and petroleum and natural gas.		Fournir un soutien dans les domaines de l'efficacité et la durabilité énergétiques, l'électricité ainsi que le pétrole et le gaz naturel.
ENERGY EFFICIENCY FUND	25,000	FONDS D'EFFICACITÉ ÉNERGÉTIQUE
Provide support for the development and delivery of energy efficiency and energy conservation programs and initiatives for non-electric fuel types, low-income individuals and families, First Nations, and not-for-profit organizations.		Soutenir l'élaboration et la prestation de programmes et d'initiatives d'efficacité énergétique et de conservation de l'énergie pour les types de combustibles non électriques, les personnes et les familles à faible revenu, les Premières nations et les organismes sans but lucratif.
ENHANCED ENERGY SAVINGS PROGRAM	50,000	PROGRAMME ÉCONERGÉTIQUE AMÉLIORÉ
Provide eligible New Brunswick homeowners with free air-sealing, insulation, and heat pumps, including installation.		Offrir des services d'étanchéité à l'air, d'isolation et des thermopompes, installation comprise, aux propriétaires-occupants admissibles du Nouveau-Brunswick.
TOTAL	95,385	TOTAL
TOTAL - DEPARTMENT OF ENERGY	95,385	TOTAL - MINISTÈRE DE L'ÉNERGIE
TO BE VOTED	95,385	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
3,879	3,751	Corporate Services and Community Funding / Services généraux et financement communautaire	3,645
1,746	1,681	Policy, Public Education and Engagement / Politiques, sensibilisation et engagement du public	1,792
120,489	120,579	Local Government / Gouvernements locaux	168,047
1,138	1,028	Local Governance Commission / Commission de gouvernance locale	1,201
11,449	10,966	Authorizations and Compliance / Autorisations et conformité	12,141
6,759	6,670	Environmental Science and Protection / Science et protection de l'environnement	7,116
41,742	41,424	Climate Change / Changements climatiques	35,279
187,202	186,099	TOTAL - Gross Ordinary / Compte brute ordinaire	229,221

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES AND COMMUNITY FUNDING		SERVICES GÉNÉRAUX ET FINANCEMENT COMMUNAUTAIRE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide executive management and administrative support for all departmental programs and to administer Federal and Provincial funding programs targeted at community infrastructure.		Fournir un soutien à la haute direction et un soutien administratif pour tous les programmes du Ministère et gérer les programmes de financement fédéraux et provinciaux ciblant l'infrastructure communautaire.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
SENIOR MANAGEMENT	755	HAUTE DIRECTION
Provide executive management for departmental programs.		Fournir des services de haute direction pour les programmes du Ministère.
CORPORATE SERVICES	2,619	SERVICES GENERAUX
Provide services in the areas of corporate finance and administration, human resources, information technology, performance excellence and continuous improvement and liaise with Service New Brunswick to ensure the effective delivery of information technology development and support services.		Fournir des services dans les secteurs des finances Générales et de l'administration, des ressources humaines, des technologies de l'information, de l'excellence du rendement et de l'amélioration continue et assurer la liaison avec Service Nouveau-Brunswick afin de garantir la prestation efficace des services de développement et de soutien des technologies de l'information.
COMMUNITY FUNDING	271	FINANCEMENT COMMUNAUTAIRE
To administer Federal and Provincial funding programs targeted at community infrastructure. To provide technical services to the division and advise municipalities on technical issues.		Gérer les programmes fédéraux/provinciaux de financement ciblant l'infrastructure communautaire. Fournir des services techniques à la division et conseiller les municipalités sur les questions d'ordre technique.
TOTAL	3,645	TOTAL

POLICY, PUBLIC EDUCATION AND ENGAGEMENT		POLITIQUES, SENSIBILISATION ET ENGAGEMENT DU PUBLIC
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide support in the areas of policy and planning, strategic initiatives, legal affairs and public engagement.		Fournir en soutien les domains de politiques et planification, initiatives stratégiques, des affaires juridique, et engagement de collectivités.
TOTAL	1,792	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT

LOCAL GOVERNMENT

PROGRAM OBJECTIVES

The Local Government Division is the primary point of contact between the province and local communities. With a vision of fostering vibrant and sustainable communities, the division provides support and advisory services to local governments and regional service commissions and is responsible for the administration of rural districts.

To provide advice and guidance on the financial aspects of local governments, rural districts and regional service commissions; to build governance capacity at the local level by providing advisory services to local governments; to administer the associated legislation and regulations to guide development in New Brunswick; to fulfill a provincial support and liaison function with regional service commissions (RSCs) and to provide for the development of community services and the operationalization of programs in the unincorporated areas of New Brunswick through Rural District Managers. Local Government is divided into two branches: Community Finance, Local & Rural Governance; Regional Collaboration and Planning.

PROGRAM COMPONENTS

RURAL DISTRICTS EXPENDITURES 20,913

Provide funding to unincorporated areas as provided for under the *Community Funding Act* and provide for the development of community services and the operationalization of programs through Rural District Managers. Provide consistent application of procedures across the Province, ensuring uniform community relations.

GOUVERNEMENTS LOCAUX

GOUVERNEMENTS LOCAUX

OBJECTIFS DU PROGRAMME

La Division des gouvernements locaux est le principal point de contact entre la province et les collectivités locales. Ayant pour vision de favoriser des communautés dynamiques et durables, la division offre du soutien et des services-conseils aux gouvernements locaux et aux commissions de services régionaux, et est responsable de l'administration des districts ruraux.

Fournir des conseils et une orientation sur les aspects financiers des gouvernements locaux, des districts ruraux et des commissions de services régionaux; renforcer la capacité de gouvernance à l'échelle locale en offrant des services consultatifs aux gouvernements locaux; administrer la législation et les règlements connexes pour guider l'aménagement au Nouveau-Brunswick; assurer une fonction provinciale de soutien et de liaison avec les commissions de services régionaux (CSR) et favoriser le développement des services communautaires ainsi que la mise en œuvre des programmes dans les secteurs non constitués en municipalités du Nouveau-Brunswick par l'entremise des gestionnaires de district rural. La Division des gouvernements locaux comprend deux directions : Finances communautaires et gouvernance locale et rurale; Collaboration régionale et aménagement du territoire.

ÉLÉMENTS DU PROGRAMME

DÉPENSES DES DISTRICTS RURAUX

Fournir un financement aux secteurs non constitués en municipalités, comme le prévoit la *Loi sur le financement communautaire* , et assurer le développement des services communautaires et la mise en œuvre des programmes par l'intermédiaire des gestionnaires de district rural. Assurer l'application cohérente des procédures dans toute la province afin de garantir des relations communautaires uniformes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)			GOUVERNEMENTS LOCAUX (suite)	
FISCAL FRAMEWORK FOR LOCAL GOVERNMENTS AND REGIONAL SERVICE COMMISSIONS		141,091	ENCADREMENT FINANCIER DES GOUVERNEMENTS LOCAUX ET COMMISSION DES SERVICES RÉGIONAUX	
Provision of funding to local governments and regional service commissions (RSC) as provided for under the *Community Funding Act*.			Mise à disposition du financement aux gouvernements locaux et aux commissions de services régionaux (CSR) tel que prévu par la *loi sur le financement communautaire*.	
Funding to Local Governments			Financement aux gouvernements locaux	
Fiscal Capacity Funding	74,961		Fonds destinés à accroître la capacité fiscale	74 961
Capital Renewal Fund	48,130		Fonds affectés au renouvellement des	48 130
Funding to Regional Service Commissions			Financement aux commissions de services régionaux	
Regional Services Support Fund	18,000		Fonds d'aide aux services régionaux	18 000
LOCAL GOVERNMENT PROPERTY TAX WARRANT		0	MANDAT D'IMPÔT FONCIER DES GOUVERNEMENTS LOCAUX	
Provides for the monthly payment of the property tax warrant levied by local governments including the Provincial Grant in lieu of Property Taxes.			Pourvoir au paiement du mandat d'impôt foncier des gouvernements locaux y inclut la subvention provinciale tenant lieu d'impôt foncier.	
Local Government Property Tax Warrant	1,252,323		Mandat d'impôt foncier des gouvernements locaux	1 252 323
Local and Federal Property Taxes	(1,148,999)		Impôts fonciers local et fédéral	(1 148 999)
Grant in lieu of Local Government Real Property Taxes	(103,324)		Subvention tenant lieu d'impôt foncier des gouvernements locaux	(103 324)

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)

COMMUNITY FINANCES — 783

Responsible for fiscal arrangements and financial reporting by local governments, regional service commissions, rural districts, and other local commissions. Responsible for the approval of budgets for local governments and rural districts. Responsible for the day-to-day operation of the Municipal Capital Borrowing Board and administration function for the New Brunswick Municipal Finance Corporation in the preparation and issuance of municipal debentures.

LOCAL GOVERNANCE — 3,180

Provide leadership, guidance, support and liaison function with local governments, the New Brunswick Society for the Prevention of Cruelty to Animals (NBSPCA) and the Business Improvement Areas (BIAs). Responsible for providing advice on matters of governance and administration to local governments and responds to general inquiries regarding local government matters.

REGIONAL COLLABORATION AND PLANNING — 1,080

Provide guidance, support, and liaison functions to the 12 Regional Service Commissions (RSCs), including the implementation and development of the new expanded mandates of the RSCs, in correlation to the *Regional Service Delivery Act*. Responsible for the administration of the *Community Planning Act* and associated regulations to guide development in New Brunswick.

GOUVERNEMENTS LOCAUX (suite)

FINANCES COMMUNAUTAIRES — 783

Responsable des accords fiscaux et des rapports financiers des gouvernements locaux, des commissions de services régionaux, des districts ruraux et d'autres commissions locales. Responsable de l'approbation des budgets des gouvernements locaux et des districts ruraux. Responsable du fonctionnement quotidien de la Commission des emprunts de capitaux des municipalités et assure la fonction d'administration de la Corporation de financement des municipalités du Nouveau-Brunswick dans la préparation et l'émission des débentures municipales.

GOUVERNANCE LOCALE — 3,180

Assurer le leadership, l'orientation, le soutien et la fonction de liaison avec les gouvernements, la Société pour la prévention de la cruauté envers les animaux du Nouveau-Brunswick (NBSPCA) et les zones d'amélioration des affaires (ZAA). Responsable de fournir des conseils sur les questions de gouvernance et d'administration aux gouvernements locaux et de répondre aux demandes de renseignements généraux en ce qui concerne les questions de gouvernance locale.

COLLABORATION RÉGIONALE ET PLANIFICATION — 1,080

Fournir des conseils, un soutien et des fonctions de liaison aux 12 commissions de services régionaux (CSR), y compris la mise en oeuvre et le développement des nouveaux mandats élargis des CSR, en corrélation avec la *Loi sur la prestation des services régionaux*. Responsable de l'administration de la *Loi sur l'urbanisme* et des règlements connexes pour guider le développement au Nouveau Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)		GOUVERNEMENTS LOCAUX (suite)
LOCAL GOVERNANCE REFORM	1,000	RÉFORME DE LA GOUVERANCE LOCALE
Provide leadership and support for local governments, rural districts and regional service commissions following the implementation of local governance reform. Both leadership and professional support continue to be provided to local governments and rural districts.		Fournir un leadership et un soutien aux gouvernements locaux, aux districts ruraux et aux commissions de services régionaux à la suite de la mise en œuvre de la réforme de la gouvernance locale. Un leadership et un soutien professionnel continuent d'être fournis aux gouvernements locaux et aux districts ruraux.
TOTAL	168,047	TOTAL

LOCAL GOVERNANCE COMMISSION		COMMISSION DE GOUVERNANCE LOCALE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
The *Local Governance Commission Act* established two independent bodies: the Local Governance Commission, and the Assessment and Planning Appeals Tribunal.		La *Loi sur la Commission de gouvernance locale* a créé deux organismes indépendants : la Commission de gouvernance locale et le Tribunal d'appel en matière d'évaluation et d'urbanisme.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
LOCAL GOVERNANCE COMMISSION	812	COMMISSION DE GOUVERNANCE LOCALE
The Local Governance Commission is an independent body created to review, assess, and make recommendations affecting the governance and administration of local governance structures under the authority of the *Local Governance Commission Act*.		La Commission de la gouvernance locale est un organisme indépendant créé pour examiner et évaluer la gouvernance et l'administration des structures de gouvernance locale et faire des recommandations à ce sujet en vertu de la *Loi sur la Commission de la gouvernance locale*.
ASSESSMENT AND PLANNING APPEAL TRIBUNAL	389	TRIBUNAL D'APPEL EN MATIÈRE D'ÉVALUATION ET D'URBANISME
The Assessment and Planning Appeal Tribunal falls under the Local Governance Commission's organizational umbrella but remains independent to perform related adjudicative functions such as conduct planning and property assessment appeals, heritage property appeals, and render written decisions.		Le Tribunal d'appel en matière d'évaluation et d'urbanisme relève de la Commission de la gouvernance locale, mais demeure indépendant, exerçant des fonctions juridictionnelles connexes, telles que l'audition d'appels en matière de planification et d'évaluation des biens immobiliers et d'appels en matière de biens patrimoniaux, et rendant ses décisions par écrit.
TOTAL	1,201	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENT AND CLIMATE CHANGE

AUTHORIZATIONS AND COMPLIANCE

PROGRAM OBJECTIVES

To ensure environmental integrity by delivering effective regulatory permitting, compliance oversight, and environmental emergency management, with the goal of minimizing environmental impacts and supporting sustainable development from project planning through operation.

PROGRAM COMPONENTS

REGIONAL OPERATIONS AND COMPLIANCE — 4,602

Provide local service delivery of relevant departmental programs including a compliance inspection program and emergency management and response services through six Regional Offices.

Liaise with Justice and Public Safety for the management of enforcement activities related to the Acts and Regulations under the department's mandate.

Lead priority projects related to the division’s mandates and provide operational support services across the division.

AUTHORIZATIONS — 5,793

Regulate the construction and operation of specific activities to minimize impacts on the province’s air, land, and water environments. This is accomplished by using various regulatory tools such as permits, licenses and approvals, and through a strong auditing program to assess compliance.

ENVIRONNEMENT ET DU CHANGEMENT CLIMATIQUE

AUTORISATIONS ET CONFORMITÉ

OBJECTIFS DU PROGRAMME

Assurer l’intégrité de l’environnement en délivrant avec efficacité des permis réglementaires, en surveillant la conformité et en gérant les urgences environnementales, dans le but de réduire au minimum les impacts sur l’environnement et de soutenir le développement durable, de la planification des projets à leur exploitation.

ÉLÉMENTS DU PROGRAMME

OPÉRATIONS RÉGIONALE ET CONFORMITÉ

Assurer la prestation de services locaux dans le cadre des programmes ministériels pertinents, y compris un programme d’inspection de conformité et des services de gestion et d’intervention en cas d’urgence par le biais de six bureaux régionaux.

Assurer la liaison avec le ministère de la Justice et de la Sécurité publique pour la gestion des activités d’application des lois et des règlements relevant du mandat du Ministère.

Diriger des projets prioritaires liés aux mandats de la division et fournir des services de soutien opérationnel à l’ensemble de la division.

AUTORISATIONS

Régir la construction et l’exploitation pour des activités particulières afin d’atténuer le plus possible les impacts sur l’eau, l’air et les terres dans la province en utilisant divers outils réglementaires tels que les permis, les licences et les agréments et au moyen d’un programme d’audit solide pour évaluer la conformité.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AUTHORIZATIONS AND COMPLIANCE (continued)

WATERCOURSE AND WETLAND ALTERATION — 1,159

Regulate activities in close proximity to the Province's wetlands and watercourses, provide environmental mitigation and ensure activities are conducted in a sustainable and environmentally responsible manner.

WASTE DIVERSION — 587

Develop and administer provincial waste reduction and diversion programs for solid waste generated within the Province, including beverage containers, tires, paint, oil & glycol, electronics and packaging and paper products.

TOTAL — 12,141

ENVIRONMENTAL SCIENCE AND PROTECTION

PROGRAM OBJECTIVES

To provide scientific analysis, review, advice and reporting services on matters related to the Province's air and water resources. To ensure that potential environmental impacts are avoided or reduced to acceptable levels for certain planned projects and activities. To provide technical advice, guidance, support and maintain awareness in research and developments in environmental public health issues and initiatives.

AUTORISATIONS ET CONFORMITÉ (suite)

MODIFICATION DES COURS D'EAU ET DES TERRES HUMIDES — 1,159

Régir les activités à proximité des terres humides et des cours d'eau de la province, fournir des mesures d'atténuation des impacts sur l'environnement et veiller à ce que les activités soient menées de manière durable et respectueuse de l'environnement.

RÉACHEMINEMENT DES DÉCHETS — 587

Élaborer et administrer des programmes provinciaux de réduction et de réacheminement des déchets solides produits dans la province, y compris les récipients à boisson, les pneus, la peinture, l'huile et le glycol, les appareils électroniques ainsi que les produits d'emballage et de papier.

TOTAL — 12,141

SCIENCE ET PROTECTION DE L'ENVIRONNEMENT

OBJECTIFS DU PROGRAMME

Fournir des services d'analyse, d'examen, de conseil et de production de rapports scientifiques sur des sujets relatifs aux ressources en air et en eau de la province. Veiller à ce que les répercussions possibles sur l'environnement soient évitées ou réduites à des niveaux acceptables dans le cas de certaines activités ou de certains projets. Fournir des conseils, des directives et un soutien techniques, et se tenir au courant de la recherche dans le domaine de la santé publique environnementale et de l'évolution des questions et des initiatives s'y rapportant.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENTAL SCIENCE AND PROTECTION (continued)		SCIENCE ET PROTECTION DE L'ENVIRONNEMENT (suite)
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
ENVIRONMENTAL IMPACT ASSESSMENT	1,921	ETUDE D'IMPACT SUR L'ENVIRONNEMENT
Through the Environmental Impact Assessment (EIA) process, identify potential environmental impacts of certain proposed activities and developments so that such impacts can be avoided or reduced to acceptable levels if the projects are permitted to proceed.		Au moyen du processus d'étude d'impact sur l'environnement (EIE), déterminer les répercussions possibles sur l'environnement de certaines activités proposées et de certains projets d'aménagement de manière que ces répercussions puissent être évitées ou réduites à des niveaux acceptables si ces activités ou ces projets sont autorisés.
AIR AND WATER SCIENCES	3,617	SCIENCES DE L'AIR ET DE L'EAU
Monitor current environmental conditions (air and water), provide baseline information and data, and provide scientific services and hydrologic forecasting to interpret, evaluate, and report on the state of the environment in New Brunswick. Prepare and deliver the results of these activities to assist in informed decision making, primarily as it relates to environmental matters.		Surveiller les conditions environnementales existantes (air et eau), fournir des renseignements et des données de référence et fournir des services scientifiques et des prévisions hydrologiques afin d'évaluer et d'interpréter l'état de l'environnement au Nouveau-Brunswick et d'en faire rapport. Préparer et présenter les résultats de ces activités afin de faciliter la prise de décisions éclairées, particulièrement en ce qui concerne les questions environnementales.
HEALTHY ENVIRONMENTS	1,578	ENVIRONNEMENTS EN SANTE
The Healthy Environments Branch is guided by the ecological determinants of health and works collaboratively with partners and stakeholders to support environmental health programs by providing scientific and engineering advice that informs environmental health policy. The branch is responsible for source water protection of the drinking water resources that provide New Brunswickers with clean and reliable drinking water and a safe environment in which to live, work and play.		La Direction des environnements sains est guidée par les déterminants écologiques de la santé et travaille en collaboration avec les partenaires et les parties prenantes pour soutenir les programmes d'hygiène du milieu en fournissant des conseils scientifiques et techniques qui éclairent la politique d'hygiène du milieu. La direction est responsable de la protection des sources d'eau potable, ce qui permet de fournir aux Néo-Brunswickois une eau potable propre et fiable ainsi qu'un environnement sûr pour vivre, travailler et se divertir.
TOTAL	7,116	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CLIMATE CHANGE		CHANGEMENTS CLIMATIQUES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Coordinate New Brunswick's climate change policies and programs through collaboration with government departments, partners and stakeholders.		Coordonner les politiques et les programmes du Nouveau-Brunswick sur les changements climatiques en collaborant avec les ministères, les partenaires et les intervenants.
PROGRAM COMPONENTS		**ELEMENTS DU PROGRAMME**
CLIMATE CHANGE SECRETARIAT	1,779	SECRÉTARIAT DES CHANGEMENTS CLIMATIQUES
The Climate Change Secretariat supports the development and implementation of policies and programs to reduce the Province's overall greenhouse gas emissions, supports New Brunswickers to prepare and adapt to future climate conditions, monitors the implementation of the Climate Change Action Plan, and administers the Climate Change Fund and the Output-based Pricing System for large industrial emitters.		Le Secrétariat du changement climatique soutient l'élaboration et la mise en œuvre de politiques et de programmes visant à réduire les émissions globales de gaz à effet de serre de la province, aide les Néo-Brunswickois à se préparer et à s'adapter aux conditions climatiques futures, surveille la mise en œuvre du plan d'action sur le changement climatique et administre le Fonds pour le changement climatique et le système de tarification basé sur les résultats pour les grands émetteurs industriels.
CLIMATE CHANGE FUND	33,500	FONDS POUR LES CHANGEMENTS CLIMATIQUES
The Climate Change Fund supports government departments in implementing the actions in the province's Climate Change Action Plan and large industrial emitters through the Output-based Pricing System.		Le Fonds pour le changement climatique aide les services gouvernementaux à mettre en œuvre les mesures prévues dans le plan d'action de la province en matière de changement climatique et les grands émetteurs industriels par l'intermédiaire du système de tarification basé sur les résultats.
TOTAL	35,279	TOTAL
TOTAL - DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT	229,221	TOTAL - MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
Less amounts authorized by law	130	Moins crédits autorisés par la loi
TO BE VOTED	229,091	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
1,000	905	Rural Districts / Districts ruraux…………………………………	1,000
1,000	905	TOTAL…………………………………………………………	1,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
62,000	63,712	Canada Community - Building Fund / Fonds pour le développement des collectivités du Canada………………………	54,000
22,588	20,494	Climate Change Fund / Fonds pour les changements climatiques………………………………………………	26,228
9,000	9,245	Environmental Trust Fund / Fonds en fiducie pour l'environnement………………………………………………	7,750
18,000	18,347	Regional Services Support Fund / Fonds d'aide aux services régionaux………………………………………………	18,669
111,588	111,798	TOTAL………………………………………………………	106,647

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
3,998	3,998	Office of the Clerk and Head of the Public Service and Executive Council Secretariat / Bureau du greffier et chef de la fonction publique et secrétariat du conseil exécutif……….	4,152
7,999	7,999	Communications and Marketing / Communications et marketing………………………………………………..	8,078
594	594	Office of the Lieutenant-Governor / Cabinet du lieutenant-gouverneur…………………………………………	607
12,591	12,591	TOTAL - Gross Ordinary / Compte brute ordinaire……………	12,837

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CLERK AND HEAD OF THE PUBLIC SERVICE AND EXECUTIVE COUNCIL SECRETARIAT

PROGRAM OBJECTIVES

The Office of the Clerk of the Executive Council provides professional non-partisan advice and support on the structure and operations of government. The clerk also acts as the head of the public service, ensuring effective and efficient management and that the public service is delivering high-quality programs, support on priority files and services, based on evidence-based evaluations.

It also provides secretariat and administrative services for Executive Council and the Policy Board, and occasionally, the special committees of cabinet. It reviews proposals for the development or amendment of government policy and reviews all regulatory and legislative proposals. It provides central support on appointment and governance of agencies, boards, and commissions. The office also provides support to the government house leader in planning, establishing, and managing the government's agenda for the legislative assembly; and in overseeing policy issues related to democracy and the legislature. It also liaises with the Office of the Lieutenant-Governor.

BUREAU DU GREFFIER ET CHEF DE LA FONCTION PUBLIQUE ET SECRÉTARIAT DU CONSEIL EXÉCUTIF

OBJECTIFS DU PROGRAMME

Le Bureau du greffier et du conseil exécutif fournit des conseils impartiaux et un soutien professionnels sur la structure et les activités du gouvernement. La greffière est aussi chef de la fonction publique, assurant une gestion efficace et efficiente pour que la fonction publique offre des programmes de grande qualité et appuie les services et dossiers prioritaires en fonction d'évaluations fondées sur des données probantes.

Le Bureau fournit aussi des services d'administration et de secrétariat au Conseil exécutif et au Conseil des politiques et, à l'occasion, aux comités spéciaux du Cabinet. Il examine les propositions portant sur l'élaboration ou la modification des politiques gouvernementales et examine toutes les propositions réglementaires et législatives. Il fournit un soutien central à la nomination et à la gouvernance des organismes, conseils et commissions. Le Bureau appuie aussi le leader parlementaire du gouvernement dans la planification, l'établissement et la gestion du programme du gouvernement pour l'Assemblée législative; et dans la surveillance des questions de politique relatives à la démocratie et à l'Assemblée législative. Il assure également la liaison avec le Cabinet du lieutenant-gouverneur.

TOTAL	4,152	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNICATIONS AND MARKETING

PROGRAM OBJECTIVES

Communications and Marketing is a division of the Executive Council Office. Communications and Marketing works closely with key partners and stakeholders to ensure communications and marketing efforts across government are aligned with government priorities, effectively managed, and responsive to the diverse information needs of the public in both official languages. The division serves more than 30 client departments and agencies. Its key functions include strategic communications and planning; public engagement; research, writing and editorial services; departmental communications support; corporate services, web strategy and services, media relations, media monitoring and event management; strategic marketing, advertising and graphic design; and digital videography, photography and social media services. The division manages and maintains a list of prequalified communications and marketing vendors and acquires external marketing communications services for departments and agencies when required. It also administers and publishes the Royal Gazette on behalf of government.

COMMUNICATIONS ET MARKETING

OBJECTIFS DU PROGRAMME

Communications et marketing est une division du Bureau du Conseil exécutif. Communications et marketing travaille en étroite collaboration avec les partenaires et les parties prenantes clés pour veiller à ce que les communications de l’ensemble du gouvernement cadrent avec les priorités du gouvernement, soient gérées avec efficacité et adaptées aux divers besoins en information du public dans les deux langues officielles. Elle offre des services à plus de 30 ministères et organismes clients. Les principales fonctions de la Division sont les suivantes : planification des communications; mobilisation du public; soutien aux communications ministérielles; services ministériels/généraux, relations avec les médias et gestion des événements; recherche et services de rédaction; marketing stratégique, publicité et conception graphique; services Web; et services de vidéographie et de photographie numériques et de médias sociaux. La Division gère et tient une liste de fournisseurs préqualifiés de services de communications et de marketing et acquiert des services externes de communications et de marketing pour les ministères et les organismes, au besoin. Elle gère et publie également la Gazette royale au nom du gouvernement.

TOTAL	8,078	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LIEUTENANT-GOVERNOR

PROGRAM OBJECTIVES

To assist the Lieutenant-Governor in her Constitutional, ceremonial and social roles as the King's representative in New Brunswick.

To operate Government House as a Vice-Regal Residence and a National and Provincial Historic Site that is accessible to the community and welcoming to both New Brunswick residents and tourists.

CABINET DU LIEUTENANT-GOUVERNEUR

OBJECTIFS DU PROGRAMME

Aider la lieutenante-gouverneure à remplir son rôle cérémonial, constitutionnel et social comme représentant du Roi au Nouveau-Brunswick.

De faire de la Résidence du gouverneur une résidence vice-royale et un lieu historique national et provincial, afin qu'elle soit accessible au public et puisse accueillir les résidents du Nouveau-Brunswick et les touristes.

TOTAL	607	TOTAL
TOTAL - EXECUTIVE COUNCIL OFFICE	12,837	TOTAL - BUREAU DU CONSEIL EXÉCUTIF
TO BE VOTED	12,837	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
909	868	Budget and Financial Management / Budget et gestion financières	915
6,148	6,291	Corporate Services / Services généraux	6,184
2,920	2,867	Treasury Management and Fiscal Policy / Division de la gestion de la trésorerie et de la politique fiscale	2,932
5,004	5,004	Office of the Chief Human Resources Officer / Bureau du dirigeant principal des ressources humaines	5,428
8,219	8,078	Office of the Chief Information Officer / Bureau du chef du service de l'information	8,070
3,244	3,042	Office of the Comptroller / Bureau du Contrôleur	3,044
5,691	6,233	Revenue Administration / L'administration du revenu	5,679
32,135	32,383	TOTAL - Gross Ordinary / Compte brute ordinaire	32,252

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUDGET AND FINANCIAL MANAGEMENT / BUDGET ET GESTION FINANCIÈRES

PROGRAM OBJECTIVES

Provision of secretariat services to Treasury Board and liaison between the board and all government departments and agencies. Coordination and development of the annual budget and multi-year expenditures to promote the effective and efficient use of financial resources. Provision of analysis, advice and expenditure management options for consideration by government.

OBJECTIFS DU PROGRAMME

Offrir des services de secrétariat au Conseil du Trésor assurer la liaison entre le conseil et tous les ministères et organismes gouvernementaux. Coordonner et élaborer le budget annuel et le plan de dépenses pluriannuel. Surveiller les dépenses pour favoriser une utilisation efficace et efficiente des ressources financières. Soumettre au gouvernement analyses, conseils et options de gestion des dépenses aux fins d'examen.

TOTAL	915	TOTAL

CORPORATE SERVICES / SERVICES GÉNÉRAUX

PROGRAM OBJECTIVES

The Corporate Services Division is made up of multifaceted teams that provide strategic support both within the department, as well as to several internal and external departments and agencies. Areas of responsibility include: policy planning and development; financial services; human resource client services; agency relations, analysis and advice; projects and advisory services; employee experience and internal communications; records management; among other corporate support areas.

OBJECTIFS DU PROGRAMME

La Division des services généraux regroupe des équipes polyvalentes qui fournissent un soutien stratégique au sein du Ministère ainsi qu’à plusieurs ministères et organismes internes et externes. Les domaines de responsabilité comprennent, entre autres, la planification et l’élaboration de politiques, les services financiers; les services aux clients des ressources humaines, les relations avec les organismes, l’analyse et les conseils; les services d’appui aux projets de consultation, l’expérience des employé(e)s et les communications internes et la gestion des documents, entre autres domaines de soutien généraux.

TOTAL	6,184	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TREASURY MANAGEMENT AND FISCAL POLICY

PROGRAM OBJECTIVES

Provision of information, analysis and advice to the Minister of Finance and Treasury Board and the Government on taxation and fiscal policy, Federal-Provincial fiscal relations, and the economy. Manages and administers the cash resources, borrowing programs and investment and debt management activities of government; arranges the financing for the borrowing requirements of the Province, Crown agencies, municipalities and hospitals; manages an investor relations program; administers and invests the provincial sinking fund and certain pension and special purpose trust funds; provides government with advice on financial policy and on the financing of various initiatives.

DIVISION DE LA GESTION DE LA TRÉSORERIE ET DE LA POLITIQUE FISCALE

OBJECTIFS DU PROGRAMME

Offrir au ministre des Finances et du Conseil du Trésor et au gouvernement des conseils, des analyses et de l’information dans les domaines de la taxation et des politiques fiscales, des relations financières fédérales-provinciales et de l’économie. Assurer la gestion et l’administration de la trésorerie, des programmes d’emprunt et des activités du gouvernement relatives à la gestion des placements et de la dette; prendre les arrangements de financement pour les besoins d’emprunt du gouvernement, des sociétés de la Couronne, des municipalités et des hôpitaux; gérer un programme de relations avec les investisseurs; administrer et investir le fonds d’amortissement provincial et certains fonds de pension en fiducie et fonds de fiducie à but spécial; et fournir des conseils au gouvernement sur la politique financière et le financement de diverses initiatives.

TOTAL	2,932	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF HUMAN RESOURCES OFFICER

PROGRAM OBJECTIVES

Provide the strategic direction and the policy, program, operational and accountability framework for the recruitment, compensation, retention, development, safety, health and management of Government of New Brunswick (GNB) human resources; provide advice and support to Treasury Board as a committee of Cabinet and as the employer for Parts I, II and III of the Public Service and in relation to the *Civil Service Act* ; lead collective bargaining in Parts I, II and III of the Public Service; lead the development of longer-term GNB-wide human resources strategies; and work closely with Deputy Heads in departments.

Expenditures	5,898	
Recovery from benefit plans	(470)	
TOTAL		5,428

BUREAU DU DIRIGEANT PRINCIPAL DES RESSOURCES HUMAINES

OBJECTIFS DU PROGRAMME

Fournir l'orientation stratégique et le cadre de politique, de programmes, de fonctionnement et de responsabilisation relatifs au recrutement, à la rémunération, à la fidélisation, au perfectionnement, à la sécurité, à la santé et à la gestion des ressources humaines (RH) du gouvernement du Nouveau-Brunswick (GNB); fournir des conseils et un soutien au Conseil du Trésor en tant que comité du Cabinet et à titre d'employeur pour les parties I, II et III des services publics et par rapport à la *Loi sur la Fonction publique* ; mener les négociations collectives pour les parties I, II et III des services publics; diriger l'élaboration d'une stratégie à long terme des RH dans l'ensemble du GNB; et travailler étroitement avec les administrateurs généraux des ministères.

Dépenses	5 898
Recouvrement des régimes de prestations	(470)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF INFORMATION OFFICER / BUREAU DU CHEF DU SERVICE DE L'INFORMATION

PROGRAM OBJECTIVES

The Office of the Chief Information Officer (OCIO) is responsible for Government-wide strategic leadership, planning and oversight of the management of information, technology, security, digital innovation and rural broadband and cellular strategy, to enable the business of Government.

As part of the OCIO the Provincial Archives has the dual responsibility of oversight of the information management of government records and access to records bearing on the Province's history.

OBJECTIFS DU PROGRAMME

Le Bureau du chef de l'information (BCI) est chargé d'exercer un leadership stratégique dans l'ensemble du gouvernement et de planifier et surveiller la gestion de l'information, des technologies, de la sécurité, de l'innovation numérique, des services à large bande dans les régions rurales et d'une stratégie de service cellulaire pour permettre les activités du gouvernement.

Faisant partie du BCI, les Archives provinciales ont une double responsabilité : surveiller la gestion de l'information ayant trait aux documents du gouvernement et acquérir les documents portant sur l'histoire de la province et en permettre la consultation.

TOTAL	8,070	TOTAL

OFFICE OF THE COMPTROLLER / BUREAU DU CONTRÔLEUR

PROGRAM OBJECTIVES

To provide leadership in accounting, internal audit and enterprise risk management services to Government; prepare the annual Public Accounts of the Province, and operate and support the corporate financial systems.

OBJECTIFS DU PROGRAMME

Assurer le leadership dans les services de comptabilité, de vérification interne et de gestion des risques d'entreprise au gouvernement; dresser les comptes publics annuels du gouvernement provincial, et voir au fonctionnement et au soutien des systèmes financiers gouvernementaux.

TOTAL	3,044	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE ADMINISTRATION

PROGRAM OBJECTIVES

Provision of fair, effective and efficient administration of tax and regulatory programs. Research, analyze and provide interpretations and advice on tax application issues. Develop options for legislative amendments on tax administration. Provide audit, assurance and refund verification functions, as well as education, inspection, and information regarding program services. Provision of the effective delivery of assigned revenue and taxation programs associated with real property and consumption taxes.

L'ADMINISTRATION DU REVENU

OBJECTIFS DU PROGRAMME

Assurer une administration équitable, efficace et efficiente des programmes d'impôt et de réglementation. Fournir des services de recherche, d'analyse et d'interprétation, et dispenser des conseils relativement aux questions d'application de l'impôt. Élaborer des options aux modifications législatives liées à l'administration fiscale. Remplir des fonctions de vérification, d'assurance et de contrôle des remboursements en plus d'assurer la formation, l'inspection et l'information concernant les services liés aux programmes. Veiller à la prestation efficace des programmes ayant trait aux recettes et à l'imposition pour ce qui est de l'impôt foncier et des taxes à la consommation.

TOTAL	5,679	TOTAL
TOTAL - DEPARTMENT OF FINANCE AND TREASURY BOARD	32,252	TOTAL - MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	32,187	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
10	21	Archives Trust Account / Compte en fiducie pour les archives	10
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
66	77	TOTAL	66

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
7,620	7,620	Indigenous Affairs / Affaires autochtones………………………	7,292
455	455	Commissions Paid to Collectors of Pari-Mutuel Taxes / Commissions versées aux percepteurs de la taxe sur le pari mutuel………………………………………………	455
92,600	96,600	Electricity Rebate / Remise sur l'électricité……………………	98,093
56,645	53,304	Enterprise Resource Planning / Planification des ressources organisationnelles…………………………………	56,316
688	688	Equal Employment Opportunity Program / Programme d'égalité d'accès à l'emploi………………………………………	688
11,520	11,520	Intergovernmental Affairs / Affaires intergouvernementales…..	11,725
87,903	85,216	Legislated Pension Plans, Benefit Accruals, Subsidies, and Supplementary Allowances / Régimes de retraite prévus par la loi, accumulation de prestations, subventions et allocations supplémentaires……………………………………	93,306
23,630	23,630	Office of Women and Gender Equity / Bureau de l'équité des femmes et des genres………………………………………	25,269
391,357	387,224	Pension and Employee Benefits Plans / Régimes de retraite et d'avantages sociaux……………………………………….	399,715
14,200	14,200	Provision for Losses / Provision pour pertes……………………	14,200
14,950	9,500	Revenue Sharing Agreements with First Nations / Accords de partage des recettes avec les Premières Nations………………	62,800
253,666	253,666	Service New Brunswick / Service Nouveau-Brunswick……….	271,218
501,630	501,630	Supplementary Funding Provision / Provision pour fonds supplémentaires………………………………………………….	243,238
1,456,864	1,445,253	TOTAL - Gross Ordinary / Compte brute ordinaire……………	1,284,315

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INDIGENOUS AFFAIRS / AFFAIRES AUTOCHTONES

PROGRAM OBJECTIVES

The Department of Indigenous Affairs is the lead on advancing the commitment to building Government to Government relationships. The department represents the Province in negotiations and multilateral discussions and leads the whole-of-government consultation process to ensure the legal duty to consult with First Nations is upheld. As the primary point of contact on matters related to Indigenous relations, the department provides advice, research, and policy analysis to support decision making.

OBJECTIFS DU PROGRAMME

Le ministère des Affaires autochtones est responsable de la mise en œuvre de l'engagement à établir des relations de gouvernement à gouvernement. Le ministère représente la province dans les négociations et les discussions multilatérales et dirige le processus de consultation pangouvernementale pour s'assurer que l'obligation légale de consulter les Premières Nations est respectée. En tant que principale personne-ressource pour les questions liées aux relations avec les Autochtones, le ministère fournit des conseils, des recherches et des analyses de politiques pour appuyer la prise de décisions.

TOTAL	7,292	TOTAL
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	7,227	À VOTER

COMMISSIONS PAID TO COLLECTORS OF PARI-MUTUEL TAXES / COMMISSIONS VERSÉES AUX PERCEPTEURS DE LA TAXE SUR LE PARI MUTUEL

PROGRAM OBJECTIVES

To encourage the collection and remittance of pari-mutuel taxes and provide support to provincial racetracks and the horse racing industry.

OBJECTIFS DU PROGRAMME

Vise à encourager la perception et la remise de la taxe sur le pari mutuel et à fournir un soutien aux hippodromes de la province et à l'industrie des courses de chevaux.

TOTAL	455	TOTAL
TO BE VOTED	455	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTRICITY REBATE / REMISE SUR L'ÉLECTRICITÉ

PROGRAM OBJECTIVES

To provide a rebate equivalent to the provincial portion of the Harmonized Sales Tax (HST) (10%) on electricity consumption for residential use charged by the four electricity providers in New Brunswick.

OBJECTIFS DU PROGRAMME

Offrir une remise équivalente à la partie provinciale de la taxe de vente harmonisée (TVH), soit 10 %, sur les montants facturés par les quatre fournisseurs d'électricité du Nouveau-Brunswick pour la consommation d'électricité à des fins résidentielles.

TOTAL	98,093	TOTAL
TO BE VOTED	98,093	À VOTER

ENTERPRISE RESOURCE PLANNING / PLANIFICATION DES RESSOURCES ORGANISATIONNELLES

PROGRAM OBJECTIVES

To provide for the oversight, business transformation and implementation of an Enterprise Resource Planning solution which supports Human Resource Management, Payroll, Financial Management and Procurement/Supply Chain business functions.

OBJECTIFS DU PROGRAMME

Prévoir la surveillance, la transformation opérationnelle et la mise en œuvre d'une solution de planification des ressources organisationnelles qui appuie les fonctions opérationnelles de la gestion des ressources humaines, du service de la paie, de la gestion financière ainsi que des achats/la chaîne d'approvisionnement.

TOTAL	56,316	TOTAL
TO BE VOTED	56,316	À VOTER

EQUAL EMPLOYMENT OPPORTUNITY PROGRAM / PROGRAMME D'ÉGALITÉ D'ACCÈS À L'EMPLOI

PROGRAM OBJECTIVES

To provide access to employment and opportunities for advancement within the provincial public service to persons with disabilities, Indigenous persons and members of a visible minority group.

OBJECTIFS DU PROGRAMME

Offrir l'accès à l'emploi et aux possibilités d'avancement dans la fonction publique provinciale aux personnes handicapées, aux Autochtones et aux personnes appartenant à des minorités visibles.

TOTAL	688	TOTAL
TO BE VOTED	688	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INTERGOVERNMENTAL AFFAIRS

PROGRAM OBJECTIVES

To ensure a strategic and corporate approach to promoting and protecting New Brunswick's interests in its relationships with other governments by coordinating New Brunswick's participation in regional, national and international organizations and by working with and providing advice and support to government departments in their relations with other governments. To enhance positive interprovincial and community relations as they relate to Canadian Francophonie, to coordinate government action on official languages through the Secretariat of Official Languages and to negotiate and implement federal-provincial agreements relative to official languages to contribute to the province's social and economic priorities. To maximize New Brunswick's benefits from membership in the International Organization of the Francophonie and to assure Protocol services. To ensure the Province's trade and interests are protected, and position the Province to maximize the benefits of international and internal trade agreements.

AFFAIRES INTERGOUVERNEMENTALES

OBJECTIFS DU PROGRAMME

Assurer une approche stratégique et gouvernementale pour faire valoir et protéger les intérêts du Nouveau-Brunswick dans ses relations avec les autres gouvernements par la coordination de la participation de la province dans des organismes régionaux, nationaux et internationaux ainsi que des conseils et un appui aux ministères dans leurs relations avec les autres gouvernements. Améliorer les relations interprovinciales et communautaires positives ayant trait à la francophonie canadienne, pour coordonner l'action gouvernementale à l'égard des langues officielles et négocier et mettre en œuvre les accords fédéraux-provinciaux relatifs aux langues officielles pour contribuer aux priorités sociales et économiques de la province. Maximiser les avantages que le Nouveau-Brunswick tire de son adhésion à l'Organisation internationale de la Francophonie et assurer les services protocolaires. Assurer la protection du commerce et des intérêts de la province et positionner celle-ci de manière à maximiser les avantages découlant des accords commerciaux sur le commerce international et intérieur.

Expenditures	12,635		Dépenses	12 635
Recovery from training programs	(910)		Recouvrement des programmes de formation	(910)
TOTAL		11,725	TOTAL	
Less amounts authorized by law		65	Moins crédits autorisés par la loi	
TO BE VOTED		11,660	À VOTER	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LEGISLATED PENSION PLANS, BENEFIT ACCRUALS, SUBSIDIES, AND SUPPLEMENTARY ALLOWANCES / RÉGIMES DE RETRAITE PRÉVUS PAR LA LOI, ACCUMULATION DE PRESTATIONS, SUBVENTIONS ET ALLOCATIONS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES

To provide for the cost of legislated pension plans, benefit accruals, subsidies and supplementary allowances.

OBJECTIFS DU PROGRAMME

Couvrir le coût des régimes de retraite prévus par la loi, de l'accumulation des prestations, des subventions et des allocations supplémentaires.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

Legislated Pension Plans:		Régimes de pension prévus par la loi:
Ombud's Pension	156	Pension de l'ombud
Judges' Superannuation Plan	2,600	Régime de pension de retraite des juges
Members' Plans	1,800	Régimes des députés
Benefit Accruals, Subsidies, and Supplementary Allowances	88,750	Accumulation de prestations, subventions et allocations supplémentaires.
TOTAL	93,306	TOTAL
Less amounts authorized by law	156	Moins crédits autorisés par la loi
TO BE VOTED	93,150	À VOTER

OFFICE OF WOMEN AND GENDER EQUITY / BUREAU DE L'ÉQUITÉ DES FEMMES ET DES GENRES

PROGRAM OBJECTIVES

To promote gender equity and reduce systemic discrimination by providing advice and support to the Minister responsible for Women and Gender Equity as well as to departments of government, and to coordinate the implementation of the government's actions and initiatives in the areas of women's personal, social and economic security.

OBJECTIFS DU PROGRAMME

De promouvoir l'équité des genres et de réduire la discrimination systémique en offrant à la ministre responsable de l'équité des femmes et des genres et aux différents ministères des conseils et du soutien et de coordonner la mise en œuvre des actions et des initiatives gouvernementales en matière de la sécurité personnelle, sociale et économique des femmes.

TOTAL	25,269	TOTAL
TO BE VOTED	25,269	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PENSION AND EMPLOYEE BENEFITS PLANS / RÉGIMES DE RETRAITE ET D'AVANTAGES SOCIAUX

PROGRAM OBJECTIVES / **OBJECTIFS DU PROGRAMME**

To provide for the employer's cost and/or contributions towards certain pension and employee benefit plans.

Fournir le coût et/ou la quote-part de l'employeur à certains régimes de retraite et d'avantages sociaux des employés.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

Canada Pension Plan	62,000	Régime de pensions du Canada
Group Insurance Plans	2,745	Régimes d'assurance collective
Employee and Family Assistance Program	552	Programme d'aide aux employés et leur famille
Shared Risk Plan for CUPE Employees of New Brunswick Hospitals	29,500	Régime à risques partagés des employés membres du SCFP des hôpitaux du Nouveau-Brunswick
Shared Risk Plan for Certain Bargaining Employees of New Brunswick Hospitals	65,960	Régime à risques partagés de certains employés syndiqués des hôpitaux du Nouveau-Brunswick
Public Service Shared Risk Plan	122,700	Régime à risques partagés dans les services publics
New Brunswick Teachers' Pension Plan	85,800	Régime de pension des enseignants du Nouveau-Brunswick
Part-time and Seasonal Pension Plan	4,776	Régime de pension des employé à temps partiel et saisonniers
Non-teaching School Districts Pension Plans	25,680	Régimes de retraite du personnel non enseignant des districts scolaires
Statutory Annuities	2	Rentes statutaires
TOTAL	399,715	TOTAL
Less amounts authorized by law	2	Moins crédits autorisés par la loi
TO BE VOTED	399,713	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PROVISION FOR LOSSES / PROVISION POUR PERTES

PROGRAM OBJECTIVES

To provide for the possible non-collection of amounts due to the Province, potential claims against the Province and other unforeseen losses.

OBJECTIFS DU PROGRAMME

Prévoir le non-recouvrement possible de montants dus à la province, les réclamations contre la province et d'autres pertes imprévisibles.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME
Department of Agriculture, Aquaculture and Fisheries	3,000	Ministère de l'Agriculture, de l'Aquaculture, et des Pêches
Department of Finance and Treasury Board	6,000	Ministère des Finances et du Conseil du Trésor
Department of Justice and Public Safety	600	Ministère de la Justice et de la Sécurité publique
Department of Natural Resources	300	Ministère des Ressources naturelles
Department of Social Development	4,000	Ministère du Développement social
Department of Transportation and Infrastructure	300	Ministère des Transports et de l'Infrastructure
TOTAL	14,200	TOTAL
TO BE VOTED	14,200	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE SHARING AGREEMENTS WITH FIRST NATIONS

PROGRAM OBJECTIVES

To encourage the collection of tax related to on-reserve sales to non-Indigenous, to encourage compliance with provincial gaming policy and to foster economic and community development to reserves.

PROGRAM COMPONENTS

TAX REVENUE SHARING AGREEMENTS	53,300	ACCORDS DE PARTAGE DES RECETTES FISCALES

To encourage the collection of tax related to on-reserve sales to non-Indigenous and to foster economic and community development on reserves, the Province shares with First Nations, with agreements, the provincial component of the HST, tobacco, gasoline and motive fuel tax revenues collected and remitted from on-reserve sales to non-Indigenous purchasers.

GAMING REVENUE SHARING AGREEMENTS	9,500	ACCORDS DE PARTAGE DES RECETTES ISSUES DES JEUX DE HASARD

To encourage compliance with provincial gaming policy and to foster economic and community development, the Province shares gaming revenue with First Nations with agreements, as provided in section 24 of the *Gaming Control Act* .

TOTAL	62,800	TOTAL
TO BE VOTED	62,800	À VOTER

ACCORDS DE PARTAGE DES RECETTES AVEC LES PREMIÈRES NATIONS

OBJECTIFS DU PROGRAMME

D'encourager la perception de l'impôt dans les reserves portant sur les ventes auprès de la population non autochtone, de favoriser le respect de la politique de jeu du Nouveau-Brunswick et de stimuler le développement communautaire dans les réserves.

ÉLÉMENTS DU PROGRAMME

ACCORDS DE PARTAGE DES RECETTES FISCALES

Pour encourager la perception de la taxe liée aux achats dans les réserves auprès d'allochtones et pour favoriser le développement économique et communautaire dans les réserves, le gouvernement provincial partage avec les Premières Nations ayant conclu des ententes les recettes tirées de la TVH provinciale, ainsi que des taxes sur le tabac, de la taxe sur l'essence et les carburants qui sont perçues et remises à partir des ventes dans les réserves auprès d'allochtones.

ACCORDS DE PARTAGE DES RECETTES ISSUES DES JEUX DE HASARD

Favoriser le respect de la politique de jeu du Nouveau-Brunswick et stimuler le développement économique et communautaire, le gouvernement partage les recettes tirées des jeux de hasard avec les Premières Nations ayant conclu des accords, conformément à ce que prévoit l'article 24 de la *Loi sur la réglementation des jeux* .

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK / SERVICE NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES

To provide centralized services in the area of Information Technology, Procurement, Supply Chain, Laundry and Clinic Engineering to the Health Sector. Centralized services to Government departments and agencies in the areas of Information Technology, Procurement, Property Assessment, Accounts Payable, Collections, Payroll and Benefits Administration, Translation and Print Services. And to provide convenient access for the public to government and municipal services, such as registrations, permits and licenses, payment of various taxes and fees through physical and electronic service channels.

OBJECTIFS DU PROGRAMME

Offrir des services centralisés dans les domaines des technologies de l'information, des achats, de la chaîne d'approvisionnement, des services de buanderie et de l'ingénierie clinique au secteur de la santé; des services centralisés aux ministères et aux organismes gouvernementaux dans les domaines de la technologie de l'information, des achats, de l'évaluation foncière, des comptes créditeurs, du recouvrement, de l'administration de la paie et des avantages sociaux, de la traduction et des services d'impression; et assurer au public un accès pratique aux services gouvernementaux et municipaux comme les immatriculations, les permis et les licences, le paiement de divers impôts et droits, grâce à des services physiques et électroniques.

TOTAL	271,218	TOTAL
TO BE VOTED	271,218	À VOTER

SUPPLEMENTARY FUNDING PROVISION / PROVISION POUR FONDS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES

To provide supplementary funding to other programs in government for the cost associated with the settlement of collective bargaining agreements and other expenditures resulting from unanticipated events that may occur during the year.

OBJECTIFS DU PROGRAMME

Fournir des fonds supplémentaires à d'autres programmes gouvernementaux afin de couvrir les coûts associés à la conclusion de conventions collectives ainsi que d'autres dépenses découlant d'événements inattendus au cours de l'exercice.

TOTAL	243,238	TOTAL
TO BE VOTED	243,238	À VOTER
TOTAL - GENERAL GOVERNMENT	1,284,315	TOTAL - GOUVERNEMENT GÉNÉRAL

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
0	0	Strategic Infrastructure / Infrastructure stratégique……………	5,000
0	0	TOTAL………………………………………………………	5,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
345,378	362,978	Corporate and Other Health Services / Services ministériels et autres services de santé…………………………………………	477,092
899,887	1,116,546	Medicare / Assurance-maladie…………………………………	1,173,274
263,207	281,154	Pharmaceutical Programs / Programmes pharmaceutiques…….	297,461
2,582,616	2,762,888	Part III Health Services / Services de santé de la partie III……………………………………………………………	2,853,506
4,091,088	4,523,566	TOTAL - Gross Ordinary / Compte brute ordinaire……………	4,801,333

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES

PROGRAM OBJECTIVES

To plan, fund and monitor the delivery of health services to New Brunswickers through:
- the administration of all departmental programs;
- the delivery of provincial services;
- the administration of federal-provincial relations and interprovincial health agreements; and
- the development and administration of recruitment and retention programs for health human resources.

PROGRAM COMPONENTS

ADMINISTRATION AND FINANCIAL SERVICES 15,189

Administrative support and advisory services in matters relating to accounting, budgeting, financial controls, communications, personnel and staff accommodations.

INNOVATION AND eHEALTH 132,975

The branch oversees the overall alignment of information and communication technology implementation with the strategic directions of the health care system. This includes the development and implementation of One Patient, One Record and its ongoing operations, as well as all other information systems within the department.

TALENT RECRUITMENT DIVISION 25,083

Establish a comprehensive and sustainable provincial human resource planning system to meet New Brunswickers' needs, its scope of work will be to supply the sector partners in health, long-term care, and education with qualified resources to deliver essential services by planning, attracting, recruiting, developing, and retaining top talent.

SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ

OBJECTIFS DU PROGRAMME

Planifier, financer et surveiller la prestation des services de soins de santé à la population du Nouveau-Brunswick:
- la gestion de tous les programmes ministériels;
- la prestation de services provinciaux;
- la gestion des relations fédérales-provinciales et des ententes interprovinciales sur la santé;
- l'élaboration et l'administration de programmes de recrutement et de maintien des effectifs en matière de santé.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION ET SERVICES FINANCIERS

Services consultatifs et de soutien administratif dans les domaines suivants: comptabilité, budget, contrôles financiers, communications, dotation en personnel et locaux et meubles pour le personnel.

INNOVATION ET CYBERSANTÉ

La direction voit à l'harmonisation de la mise en oeuvre des technologies de communication et d'information avec les orientations stratégiques du système de soins de santé. Cela comprend le développement et la mise en oeuvre d'Un patient, un dossier, et de ses operations continues, ainsi que de tous les autres systems d'information au sein du ministère.

DIVISION DU RECRUTEMENT DE TALENTS

Établir un système provincial de planification des ressources humaines complet et durable pour répondre aux besoins de la population du Nouveau-Brunswick, la Division a défini la portée de ses travaux comme étant de fournir aux partenaires du secteur de la santé, des soins de longue durée et de l'éducation, les ressources qualifiées qui leur permettront d'offrir des services essentiels. Cet objectif, elle prévoit l'atteindre en planifiant, en attirant, en recrutant, en perfectionnant et en retenant les meilleurs talents.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
MEDICAL EDUCATION PROGRAM SERVICES	24,555	SERVICES DES PROGRAMMES DE FORMATION MÉDICALE
Responsible for management of the delivery of medical education for the province.		Gérer la prestation des programmes de formation médicale pour la province.
OUT OF PROVINCE HOSPITAL PAYMENTS	107,287	RÈGLEMENT DES SERVICES HOSPITALIERS HORS-PROVINCE
Payment on behalf of New Brunswick residents for hospital services received outside the province.		Payer les services hospitaliers obtenus en dehors de la province par des résidents de la province.
OFFICE OF THE CHIEF MEDICAL OFFICER OF HEALTH	5,790	BUREAU DU MÉDECIN-HYGIÉNISTE EN CHEF
Responsible for promotion, prevention and protection of the health of the population of New Brunswick, including outbreak management.		Responsable de la promotion, de la prévention et de la protection de la santé de la population du Nouveau-Brunswick, y compris la gestion des épidémies.
PUBLIC HEALTH PROGRAM SERVICES	63,415	SERVICES DES PROGRAMMES DE SANTÉ PUBLIQUE
Responsible for policy development, planning and program support of public health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé publique dans la province.
HEALTH SERVICES LIABILITY PROTECTION PLAN	1,500	PLAN DE PROTECTION DE LA RESPONSABILITÉ - SERVICES DE SANTÉ
Provision of funding for health services liability cases and for claims administration.		Fournir des fonds pour les cas de responsabilité civile liés aux services de santé et l'administration des demandes d'indemnité.
HEALTH SYSTEM COLLABORATION	9,921	COLLABORATION DANS LE SYSTÈME DE SANTÉ
To provide policy direction, planning, resource allocation and program support for hospital services delivered in the province.		Orientation des politiques, planification, affectation des ressources et soutien aux programmes des services hospitaliers de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
NEW BRUNSWICK CANCER NETWORK	15,813	RÉSEAU DE CANCER DU NOUVEAU-BRUNSWICK
The network unifies, manages and coordinates a broad based system for cancer control in the province. It is designed to reduce the incidence of cancer and improve the quality of life of New Brunswick residents living with cancer.		Il unifit, gère et coordonne les services de divers organismes de lutte contre le cancer dans la province. Il vise à réduire le nombre de cancers et à améliorer la qualité de vie des cancéreux au Nouveau-Brunswick.
ADDICTION AND MENTAL HEALTH PROGRAM SERVICES	28,067	SERVICES DU PROGRAMME DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for policy development, planning and program support of Addiction and Mental Health services delivered in the province.		Élaboration de politiques, planification et soutien des programmes pour les services de traitement des dépendances et de santé mentale offerts dans la province.
PRIMARY HEALTH CARE	47,497	SOINS DE SANTÉ PRIMAIRES
Responsible for policy development, planning and program support of primary care services delivered in the province.		Responsable de l'élaboration de politiques, de la planification et du soutien des programmes des services de soins de santé primaires offerts.
TOTAL	477,092	TOTAL

MEDICARE		ASSURANCE-MALADIE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Ensuring entitled health services provided by physicians are accessible to the population at a reasonable cost to the Province. Funding of medical care for New Brunswick residents.		Assurer que les services de santé fournis par les médecins sont accessibles aux résidents admissibles, et ce, à un coût raisonnable pour le gouvernement. Financer les soins médicaux offerts à la population du Nouveau-Brunswick.
TOTAL	1,173,274	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PHARMACEUTICAL PROGRAMS		PROGRAMMES PHARMACEUTIQUES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Funding of drug plans which provides for the payment of approved drugs.		Financement de régimes d'assurance-médicaments assurant le paiement de médicaments approuvés.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
NEW BRUNSWICK PRESCRIPTION DRUG PROGRAM	196,028	PLAN DE MÉDICAMENTS SUR ORDONNANCE DU NOUVEAU-BRUNSWICK
Funding of a drug plan which provides for the payment of approved drugs for senior citizens, nursing home residents, children-in-care, residents with specified medical conditions and, individuals identified by the Department of Social Development.		Financement d'un plan de médicaments sur ordonnance servant à payer certains médicaments approuvés pour les personnes âgées, les résidents des foyers de soins, les enfants pris en charge, les patients ayant des besoins précis et les personnes désignées par le ministère du Développement social.
NEW BRUNSWICK DRUG PLAN	101,433	RÉGIME MÉDICAMENTS DU NOUVEAU-BRUNSWICK
Insurance plan to provide coverage to all uninsured residents of New Brunswick to ensure affordable access to prescription drugs.		Régime d'assurance-médicaments garantissant à tous les résidents non assurés du Nouveau-Brunswick un accès abordable aux médicaments sur ordonnance.
TOTAL	297,461	TOTAL

PART III HEALTH SERVICES		SERVICES DE SANTÉ DE LA PARTIE III
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Regional Health Authorities and EM/ANB are Part III organizations responsible for the planning, management and delivery of health services to New Brunswickers.		Les régies régionales de la santé et EM/ANB sont des organismes de la Partie III chargés de la planification, gestion et livraison des services de soins de santé à la population du Nouveau-Brunswick.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
MEDICAL EDUCATION	28,053	FORMATION MÉDICALE
Responsible for the delivery of training through Regional Health Authorities for post graduate medical residents.		Gérer la prestation des programmes de formation par l'entremise des régies régionales de la santé pour les médecins résidents inscrits à des programmes d'études supérieures.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)
PUBLIC HEALTH SERVICES	38,443	SERVICES DE SANTÉ PUBLIQUE
Responsible for the delivery of community based public health programs and services in the areas of communicable disease prevention, management and control, and the promotion of healthy lifestyles/healthy families.		Assurer la prestation des programmes et services communautaires de santé publique dans les domaines de la prévention, de la gestion et du contrôle des maladies transmissibles ainsi que faire la promotion d'un mode de vie sain et de familles en santé.
HEALTH SERVICES	2,088,331	SERVICES DE SANTÉ
Funding for the delivery of hospital services within the province through Regional Health Authorities. Funding also included for the operations of the New Brunswick Health and Senior Care Council.		Financer la prestation des services hospitaliers dans la province par l'entremise des régies régionales de la santé. Des fonds sont aussi alloués pour les activités du Conseil de la santé et des soins aux aînés du Nouveau-Brunswick.
ADDICTION AND MENTAL HEALTH SERVICES	258,008	SERVICES DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for the delivery of Mental Health and Addiction services in the province through prevention-promotion, treatment, rehabilitation and maintenance programs. Mental Health and Addiction services are provided through Community Addiction and Mental Health Centres, Psychiatric Hospitals and Regional Hospital Psychiatric Units within the Regional Health Authorities.		Prestation des services de santé mentale et de traitement des dépendances dans la province en offrant des programmes de prévention ou de promotion, de traitement, de réadaptation et de services de maintien de la santé. Les services de santé mentale et de traitement des dépendances sont fournis par l'intermédiaire de centres communautaires de traitement des dépendances et de santé mentale, d'établissements de traitement des dépendances, d'hôpitaux psychiatriques et d'unités psychiatriques d'hôpitaux régionaux au sein des régies régionales de la santé.
PRIMARY HEALTH CARE PART III	113,908	SOINS DE SANTÉ PRIMAIRES PARTIE III
Responsible for the delivery of community health services through the Regional Health Authorities.		Responsable de la prestation des services de santé communautaires effectuée par l'entremise des régies régionales de la santé.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)
HOME CARE AND AMBULANCE SERVICES	326,763	SERVICES DE SOINS DE SANTÉ À DOMICILE ET D'AMBULANCE
Responsible for the management and delivery of extra-mural and ambulance services programs within the province.		Assurer la gestion et la prestation des services de santé extra-muraux et des services d'ambulance de la province.
TOTAL	2,853,506	TOTAL
TOTAL - DEPARTMENT OF HEALTH	4,801,333	TOTAL - MINISTÈRE DE LA SANTÉ
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	4,801,268	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
40,280	40,280	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	42,294
40,280	40,280	TOTAL	42,294

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
250	1,079	Cannabis Education and Awareness Fund / Fonds d'education et de sensibilisation en matière de cannabis……….	1,500
1,500	1,655	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé………………	1,500
1,750	2,734	TOTAL………………………………………………………	3,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
27,488	27,781	Technical Safety and Corporate Services Division / Division de la sécurité technique et des services ministériels	28,175
261,112	264,706	Community Safety Division / Division de la sécurité communautaire	282,520
27,408	32,820	Security and Emergencies Division / Division de la sécurité et des urgences	14,512
35,370	35,314	Office of the Attorney General / Cabinet du procureur général	40,129
34,400	34,295	Justice Services Division / Division des services à la justice	39,667
17,435	17,435	Legal Aid / Aide juridique	18,093
403,213	412,351	TOTAL - Gross Ordinary / Compte brute ordinaire	423,096

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PUBLIC SAFETY

TECHNICAL SAFETY AND CORPORATE SERVICES DIVISION

PROGRAM OBJECTIVES

To provide management support and planning services necessary for the Department to achieve all its objectives and to ensure community safety through the regulation and licencing of liquor, gaming and security industries. To enhance safety by providing fire, electrical, plumbing, elevator and boiler and pressure vessel inspections as well as fire plan reviews and fire reporting and investigations.

PROGRAM COMPONENTS

ADMINISTRATIVE SERVICES 8,138

Provides management support and advisory services related to human resources, financial services, information systems, facilities and equipment.

PLANNING AND INNOVATION 854

Supports the refinement and implementation of the department's Integrated Business Planning Cycle that incorporates strategic direction, employee engagement, internal communications, work planning, continuous improvement, performance measurement and an accountability framework.

TECHNICAL INSPECTION SERVICES 9,304

Regulates the safe design, fabrication, installation and operation of electrical, plumbing, propane, natural and medical gas systems, boilers, pressure vessels, elevating devices and amusement rides.

SÉCURITÉ PUBLIQUE

DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS

OBJECTIFS DU PROGRAMME

Fournir le soutien administratif et les services de planification nécessaires à l’atteinte de tous les objectifs du Ministère et veiller à assurer la sécurité des collectivités par la réglementation et la délivrance de licences et de permis dans les secteurs des alcools, des loteries et de la sécurité. Renforcer la sécurité en procédant à l’inspection des incendies, des installations électriques, de la plomberie, des ascenseurs, des chaudières et des appareils à pression, ainsi qu’à l’examen des plans de sécurité-incendie et à l’établissement de rapports et d’enquêtes sur les incendies.

ÉLÉMENTS DU PROGRAMME

SERVICES ADMINISTRATIFS

Fournir du soutien administratif et des services consultatifs relativement aux ressources humaines, aux services financiers, aux systèmes d’information, aux installations et à l’équipement.

PLANIFICATION ET INNOVATION

Soutenir l’amélioration et la mise en œuvre du cycle de planification intégré des activités du Ministère, lequel comprend une orientation stratégique, la mobilisation des employés, la communication interne, la planification du travail, l’amélioration continue, l’évaluation du rendement et le cadre de responsabilisation.

SERVICES D’INSPECTION TECHNIQUE

Veiller à la réglementation concernant la conception, la fabrication, la mise en place et le fonctionnement sécuritaires des installations électriques et de plomberie, des installations au gaz propane, naturel et à usage médical, des chaudières, des appareils à pression, des appareils élévateurs et des manèges.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TECHNICAL SAFETY & CORPORATE SERVICES DIVISION (continued)		DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS (suite)
GAMING CONTROL AND LICENSING SERVICES BRANCH	2,457	DIRECTION DE LA RÉGLEMENTATION DES JEUX ET DES SERVICES DE DÉLIVRANCE DE LICENCES ET DE PERMIS
Licenses and regulates charitable gaming and registers and monitors those who provide casino and video lottery gaming to ensure compliance with the *Gaming Control Act* and ensure the integrity of gaming in New Brunswick. Licenses the liquor and security industries and ensures compliance with legislation.		Veiller à la réglementation et à la délivrance de permis et de licences dans le domaine des loteries et des jeux de bienfaisance, ainsi qu'inscrire et encadrer les fournisseurs de jeux de casino et de jeux de loterie vidéo pour assurer le respect de la *Loi sur la réglementation des jeux* et l'intégrité des jeux au Nouveau-Brunswick. Assurer la délivrance de licences et de permis dans les secteurs des alcools et de la sécurité, et veiller à assurer la conformité à la loi.
OFFICE OF THE FIRE MARSHAL	2,543	BUREAU DU PRÉVÔT DES INCENDIES
Carries out the provision of the *Fire Prevention Act*, delivers fire prevention and protection programs, and works with fire departments, municipalities and partner organizations to promote fire safety.		Veiller à l'application des dispositions de la *Loi sur la prévention des incendies*, voir à la prestation de programmes sur la prévention des incendies et la protection contre les incendies et collaborer avec les services d'incendie, les municipalités et les organismes partenaires afin de promouvoir la sécurité-incendie dans la province.
MOTOR VEHICLE BRANCH	4,879	DIRECTION DES VÉHICULES À MOTEUR
Protects road and trail users by overseeing licencing and registration of vehicles, drivers, dealers, and inspections stations.		Protéger les usagers de la route et des sentiers en supervisant la délivrance des permis et l'enregistrement des véhicules, des conducteurs, des concessionnaires et des postes de vérification.
TOTAL	28,175	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION

PROGRAM OBJECTIVES

To enhance safety by delivering inspection and enforcement services that make highways, communities and off-road trails safer, administering firearms licencing for individuals and businesses and inspecting shooting ranges, and administering provincial policing standards and policing contracts. To prevent avoidable deaths by investigating all sudden and unexpected deaths. To support the safe and impartial administration of justice by providing court security and detainee security services managing juries and serving and executing court orders. To reduce crime and enhance safety and security providing services to those in conflict with the law, caring for and supervising those remanded or sentenced by the Courts to institutional or community-based sentences and by providing services to victims of crime. To promote road safety through regulation and licencing of drivers and vehicles.

PROGRAM COMPONENTS

ADULT INSTITUTIONAL SERVICES 57,689

Provides institutional-based care and custody services and provision of criminogenic rehabilitation programs and reintegration planning.

COMMUNITY AND YOUTH JUSTICE SERVICES 19,365

Provides Victims Services, Probation Services, Diversion and Restorative Justice Services, and Youth Custody Services.

DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE

OBJECTIFS DU PROGRAMME

Améliorer la sécurité en fournissant des services d’inspection et d’application de la loi qui rendent les routes, les communautés et les sentiers hors route plus sûrs, en administrant les permis d’armes à feu pour les particuliers et les entreprises et en inspectant les champs de tir, et en administrant les normes et les contrats de police provinciaux. Prévenir les décès évitables en enquêtant sur tous les décès soudains et inattendus. Soutenir l’administration sûre et impartiale de la justice en assurant la sécurité dans les palais de justice, en fournissant des services de sécurité des détenus, en veillant à la gestion des jurys ainsi qu’à la signification et à l’exécution des ordonnances du tribunal. Réduire la criminalité et renforcer la sûreté et la sécurité en fournissant des services aux personnes qui ont des démêlés avec la justice, en prenant en charge et en surveillant les personnes en détention provisoire ou condamnées par les tribunaux à des peines en établissement ou en milieu communautaire et en fournissant des services aux victimes d’actes criminels. Promouvoir la sécurité routière par la réglementation et l’octroi de permis aux conducteurs et aux véhicules.

ÉLÉMENTS DU PROGRAMME

SERVICES DES ÉTABLISSEMENTS POUR ADULTES

Fournir des services de garde et de détention en établissement, et assurer la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et de services de planification de la réintégration.

SERVICES COMMUNAUTAIRES ET SERVICES DE JUSTICE POUR LES JEUNES

Offre des services aux victimes, des services liés à la probation, des services en matière de déjudiciarisation et de justice réparatrice, ainsi que des services de placement sous garde pour les jeunes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CRIME PREVENTION PROGRAM	913	PROGRAMME DE PRÉVENTION DE LA CRIMINALITÉ
Prevents crime and victimization and increases efficiencies by improving crime prevention policy and practice through the development and promotion of evidence-based, cost-effective approaches while fostering collaborative multi-sector partnerships.		Prévenir la criminalité et les préjudices subis par les victimes et accroître l'efficacité en améliorant les politiques et les pratiques de prévention de la criminalité par l'élaboration et la promotion de démarches rentables fondées sur des données probantes tout en encourageant les partenariats multisectoriels de collaboration.
INSPECTION AND ENFORCEMENT SERVICES	28,453	SERVICES D'INSPECTION ET D'APPLICATION DE LA LOI
Provides education, inspection, compliance and enforcement functions under provincial and some federal laws to make our people and communities safer and more secure.		Exercer des fonctions de sensibilisation, d'inspection, de conformité et d'application des lois en vertu de dispositions législatives provinciales et fédérales pour accroître la sûreté et la sécurité de la population et des collectivités.
SHERIFF SERVICES	13,687	SERVICES DES SHÉRIFS
Provides security for all courthouse locations in accordance with the *Court Security Act*, detainees security (transportation, escort and detention supervision), jury management, document service and court orders execution.		Veiller à la sécurité de tous les palais de justice conformément à la *Loi sur la sécurité des tribunaux*, à la sécurité des détenus (transport, escorte et surveillance de la détention), à la gestion des jurys, à la signification des documents et à l'exécution des ordonnances du tribunal.
POLICING CONTRACT MANAGEMENT	153,587	GESTION DES CONTRATS DE POLICE
Administers and oversees the Provincial Police Service Agreement between New Brunswick and Canada to ensure effective and efficient provincial and local policing.		Administrer et superviser l'Entente sur le service de police provincial entre le Nouveau-Brunswick et le Canada afin de garantir l'efficacité et l'efficience des services de police provinciaux et locaux.
POLICING STANDARDS	2,135	NORMES DE POLICE
Prevents and reduces crime and victimization through the establishment of standards for policing services as well as auditing for compliance with these standards.		Prévenir et réduire la criminalité et la victimisation par l'établissement de normes pour les services de police ainsi que par la vérification du respect de ces normes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CORONER SERVICES	4,261	SERVICES DES CORONERS
Independently investigates all sudden and unexpected deaths and conducts inquests as may be required in the public interest.		Mener des enquêtes indépendantes dans tous les cas de morts soudaines et suspectes et mener des enquêtes dans l'intérêt du public.
FIREARMS OFFICE	1,103	BUREAU DES ARMES À FEU
Supports safe communities and responsible firearm ownership by controlling the ownership, purchase, movement and use of firearms within New Brunswick through the administration of federal firearms legislation.		Contribuer à la sécurité des collectivités et appuyer la possession responsable d'armes à feu en se chargeant de la gestion des dispositions législatives fédérales sur les armes à feu pour assurer le contrôle de la propriété, de l'achat, du déplacement et de l'utilisation des armes à feu au Nouveau-Brunswick.
POLICY	1,327	POLITIQUE
Provides leadership and support in the identification, analysis, and development of program and policy initiatives. Supports legislation development and federal/provincial/territorial relations. Administers the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act* .		Assurer un leadership et fournir un soutien pour cerner, évaluer et élaborer des projets de programmes et de politiques; appuyer l'élaboration de dispositions législatives et l'établissement de relations fédérales, provinciales et territoriales; veiller à l'application de la *Loi sur le droit à l'information et la protection de la vie privée* et de la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé* .
TOTAL	282,520	TOTAL

SECURITY AND EMERGENCIES DIVISION	DIVISION DE LA SÉCURITÉ ET DES URGENCES
PROGRAM OBJECTIVES	**OBJECTIFS DU PROGRAMME**
To ensure a safe and secure society by providing coordination, policy advice and services regarding 911, emergency management and public security in partnership with stakeholders and partners.	Veiller à la sécurité et à la sûreté de la société en fournissant des services de coordination et de conseil stratégique ainsi que des services concernant le 911, la gestion des urgences et la sécurité publique en partenariat avec les intervenants et les partenaires.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION (continued)		DIVISION DE LA SÉCURITÉ ET DES URGENCES (suite)
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EMERGENCY MEASURES ORGANIZATION AND DIVISIONAL LEADERSHIP	1,880	ORGANISATION DES MESURES D'URGENCE ET DIRECTION DE LA DIVISION
Provides strategic and operational coordination along with planning for, responding to and recovering in crises and emergency events.		Coordination stratégique et opérationnelle et planification, intervention et rétablissement pour les situations de crise ou les événements urgents.
DISASTER FINANCIAL ASSISTANCE PROGRAM	11,766	PROGRAMME D'AIDE FINANCIÈRE EN CAS DE CATASTROPHE
Provides a mechanism for government to assist property owners, small businesses and municipalities with uninsurable losses caused by disasters.		Fournir un mécanisme permettant au gouvernement d'aider les propriétaires de biens, les petites entreprises et les municipalités à surmonter les pertes non assurables causées par les catastrophes.
COMMUNITY CAPACITY AND RESILIENCY	866	CAPACITÉ COMMUNAUTAIRE ET RÉSILIENCE
Applies lessons learned from the COVID-19 pandemic, ice storms, floods, and collaborates with New Brunswick communities to align efforts, build capacity and help communities become more resilient to future crises and emergencies. This includes supporting 12 multi-sector Regional Resiliency Teams in the development and implementation of action plans.		Mise en place des leçons tirées de la pandémie COVID-19, des tempêtes de verglas, des inondations et collabore avec les communautés du NB afin d'aligner les efforts, de renforcer les capacités et d'aider les communautés à devenir plus résilientes face aux futures catastrophes et crises. Il s'agit notamment de soutenir 12 équipes régionales de résilience multisectorielles dans l'élaboration et la mise en œuvre de plans d'action.
TOTAL	14,512	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE AND ATTORNEY GENERAL

OFFICE OF THE ATTORNEY GENERAL

PROGRAM OBJECTIVES

To promote the impartial administration of justice by enabling the Attorney General to discharge his or her constitutional responsibilities regarding the enforcement of the criminal law, the provision of legal advice and the representation of the Crown in all civil and constitutional matters, as well as the drafting of legislation and regulations.

PROGRAM COMPONENTS

LEGAL SERVICES BRANCH 8,898

Provides professional legal services to government departments and agencies in the areas of employment and administrative law, corporate, commercial and property law, litigation and other adversarial proceedings before adjudicative bodies, including courts, boards and tribunals, constitutional law and legal opinions on issues and matters related to the ongoing operations of government.

LEGISLATIVE SERVICES BRANCH 3,766

Provides a central legislative drafting service in both official languages, for all public acts and regulations, to all government departments and agencies; provides advice to the Executive Council on legislative matters; discharges the responsibilities conferred upon the Registrar of Regulations under the *Regulations Act* ; provides legal advice on Cabinet Agenda; revises the Statutes of New Brunswick through the Statute Revision Project; discharges the responsibilities conferred upon the King's Printer under the *King's Printer Act* .

JUSTICE ET DE PROCUREUR GÉNÉRAL

CABINET DU PROCUREUR GÉNÉRAL

OBJECTIFS DU PROGRAMME

Promouvoir l'administration impartiale de la justice, s'acquitter des responsabilités constitutionnelles du procureur général quant aux poursuites publiques, à la fourniture d'avis juridiques et à la représentation de la Couronne dans tous les domaines civils et constitutionnels, ainsi qu'à la rédaction des lois et règlements.

ÉLÉMENTS DU PROGRAMME

DIRECTION DES SERVICES JURIDIQUES

Fournir aux ministères et aux organismes gouvernementaux des services juridiques professionnels dans les domaines du droit administratif et du droit du travail, du droit commercial et du droit des biens, du droit constitutionnel, ainsi que du contentieux et d'autres procédures accusatoires soumises à des organismes d'arbitrage (y compris en cour ou devant des commissions ou des tribunaux administratifs). Fournir en outre des conseils juridiques concernant des questions et des sujets se rapportant aux activités du gouvernement.

DIRECTION DES SERVICES LÉGISLATIFS

Fournir un service centralisé de rédaction des lois et des règlements publics dans les deux langues officielles à tous les ministères et organismes gouvernementaux, donner des conseils au Conseil exécutif sur les questions législatives; assumer les responsabilités du Registraire des règlements en vertu de la *Loi sur les règlements* ; fournir des avis juridiques sur les questions à l'ordre du jour du Cabinet; revoir les lois du Nouveau-Brunswick dans le cadre du Projet de révision des lois; et s'acquitter des fonctions d'Imprimeur du Roi conformément à la *Loi sur l'Imprimeur du Roi* .

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE ATTORNEY GENERAL (continued)		CABINET DU PROCUREUR GÉNÉRAL (suite)
FAMILY CROWN SERVICES	4,495	SERVICES DES PROCUREURS DE LA COURONNE À LA FAMILLE
Provides professional legal services, including litigation and legal opinions to the Department of Social Development and to the Director of Support Enforcement in the area of family law and acts as designate and agent of the Attorney General under specific federal and provincial legislation and international treaties in the areas of family lawand the civil aspects of international child abduction.		Fournir des services juridiques professionnels, dont les litiges et les avis juridiques, au ministère du Développement social et au directeur de l'exécution des ordonnances de soutien dans les affaires liées au droit de la famille, et remplir la fonction de remplaçant désigné et de représentant du procureur général en vertu de certaines lois fédérales et provinciales et de traités internationaux quant aux questions relevant du droit de la famille et aux aspects civils de l'enlèvement international d'enfants.
PUBLIC PROSECUTION SERVICES	22,970	SERVICES DES POURSUITES PUBLIQUES
Ensures that laws enacted for the protection of all citizens are respected and enforced by providing independent, effective and impartial prosecution services. With the decision to continue or terminate a prosecution, the crown prosecutors exercise broad discretion in the public interest.		Veiller à ce que les lois promulguées pour la protection des citoyens soient respectées et mises en application en fournissant des services de poursuite indépendants, efficaces et impartiaux. Dans la prise de la décision de maintenir une poursuite ou d'y mettre fin, les procureurs de la Couronne sont investis d'un pouvoir d'appréciation étendu qu'ils exercent dans l'intérêt public.
TOTAL	40,129	TOTAL

JUSTICE SERVICES DIVISION / DIVISION DES SERVICES À LA JUSTICE

PROGRAM OBJECTIVES

To deliver a transparent and unbiased justice system to the public, and provide legal support services, administrative services, security services and operational services to the public while supporting the Judiciary in carrying out their mandate in delivering expeditious access to justice.

OBJECTIFS DU PROGRAMME

Offrir au public un système judiciaire transparent et impartial ainsi que des services d'aide juridique, des services administratifs, des services de sécurité et des services opérationnels tout en appuyant la magistrature dans l'exécution de son mandat de fournir un accès rapide à la justice.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued) / DIVISION DES SERVICES À LA JUSTICE (suite)

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

COURT SERVICES — 13,835 — DIRECTION DES SERVICES DES TRIBUNAUX

Supports the New Brunswick court system in all three levels of Court (the Court of Appeal, Court of King's Bench, and the Provincial Court including Small Claims Court, Probate Court, Bankruptcy and Insolvency Division, Criminal Court, and Youth Justice Court) . Court Services provides court attendance, order production, case file management, registry services and other legal and administrative services in support of the Judiciary, justice participants and the public. Delivers specialized initiatives, including the Healing to Wellness Court, Domestic Violence Court, Family Case Management, Family Law Information Center, Mental Health Docket, and Intimate Partner Violence Intervention.

Appuie le fonctionnement des trois paliers de l'appareil judiciaire du Nouveau-Brunswick , soit la Cour d'appel, la Cour du Banc du Roi et la Cour provinciale (Cour petites créances, Cour des successions, Division de la faillite et de l'insolvabilité, tribunal pénal et Tribunal pour adolescents); Assure la programmation de la présence au tribunal, la production des ordonnances, la gestion des dossiers, les services du greffe et autres services juridiques et administratifs à l'appui de la magistrature, des participants au processus judiciaire et du public; Mettre en œuvre des initiatives spécialisées, notamment le Tribunal du mieux-être, le Tribunal chargé des causes de violence conjugale, la gestion des dossiers de droit de la famille, le Centre d'information sur le droit de la famille, le Tribunal de la santé mentale et l'intervention en matière de violence entre partenaires intimes.

JUDICIARY — 11,807 — MAGISTRATURE

Provides salaries and benefits for provincially appointed judges who preside over the criminal court of first instance, as well as other related items in respect of both the federally and provincially appointed judiciary.

Fournir les traitements et les avantages sociaux des juges nommés par le gouvernement provincial qui président les tribunaux pénaux de première instance, de même que d'autres articles connexes, aux membres de la magistrature nommés par les gouvernements fédéral et provincial.

JUSTICE SUPPORT SERVICES — 9,531 — SERVICES DE SOUTIEN À LA JUSTICE

Provides strategic services and operational support to court and Justice Services Division operations.

Fournir des services stratégiques et un soutien opérationnel aux activités des tribunaux et de la Division des services à la justice.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued)		DIVISION DES SERVICES À LA JUSTICE (suite)
OFFICE OF SUPPORT ENFORCEMENT	1,823	BUREAU DE L'EXÉCUTION DES ORDONNANCES DE SOUTIEN
Enforces family support provisions (Child and Spousal Support Payments) in court orders and agreements in accordance with the *Support Enforcement Act* and the *Divorce Act* by using progressive enforcement actions to ensure compliance.		Veiller à l'application des dispositions de soutien familial (prestations de soutien au conjoint et aux enfants) des ordonnances des tribunaux et des ententes judiciaires conformément à la *Loi sur l'exécution des ordonnances de soutien* et à la *Loi sur le divorce* au moyen de mesures progressives d'application de la loi visant la conformité des décisions.
ALTERNATIVE DISPUTE RESOLUTION	2,671	RÈGLEMENT EXTRAJUDICIAIRE DES DIFFÉRENDS
Provides a variety of quasi-judicial hearings, including Small Claims Adjudication, Family Case Management Hearings and conducts Emergency Intervention Order Hearings.		Assurer la tenue de diverses audiences quasi judiciaires, notamment les audiences d'arbitrage de la Cour des petites créances, les audiences de gestion des dossiers en droit de la famille et les audiences relatives aux ordonnances d'intervention d'urgence.
TOTAL	39,667	TOTAL

LEGAL AID		AIDE JURIDIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provides criminal and domestic legal aid services, and Public Trustee Services through the New Brunswick Legal Aid Services Commission.		Fournir des services d'aide juridique en matière de droit pénal et de droit de la famille, ainsi que des services de curateur public par le truchement de la Commission des services d'aide juridique du Nouveau-Brunswick.
TOTAL	18,093	TOTAL
TOTAL - DEPARTMENT OF JUSTICE AND PUBLIC SAFETY	423,096	TOTAL - MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
Less amounts authorized by law	130	Moins crédits autorisés par la loi
TO BE VOTED	422,966	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
150	150	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
449	699	Canadian Family Justice Fund / Fonds canadien de justice familiale	699
2,329	2,191	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,491
230	300	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	250
207	203	National Safety Code Agreement / Entente concernant le Code national de sécurité	203
2,588	2,953	Victim Services Account / Compte pour les services aux victimes	1,435
16,367	13,985	Emergency Services Special Purpose Account / Compte à but spécial des Services d'urgence	24,547
1,045	1,353	Crime Prevention / Prévention de la criminalité	1,311
23,365	21,834	TOTAL	31,086

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
11,569	10,837	Members' Allowances, Committees and Operations / Indemnités des députés, comités et activités	11,852
4,896	4,536	Office of the Legislative Assembly / Bureau de l'Assemblée législative	5,028
4,152	4,128	Office of the Auditor General / Bureau du vérificateur général	4,264
2,067	1,832	Offices of Leaders and Members of Registered Political Parties / Bureaux des chefs et des membres des partis politiques enregistrés	2,117
7,991	7,211	Elections New Brunswick / Élections Nouveau-Brunswick	13,962
3,042	2,951	Office of the Ombud / Bureau de l'ombud	3,102
2,620	2,613	Office of the Child, Youth and Senior Advocate / Bureau du défenseur des enfants, des jeunes et des aînés	2,669
876	876	Office of the Commissioner of Official Languages / Commissariat aux langues officielles	894
710	685	Office of the Consumer Advocate for Insurance / Bureau du défenseur du consommateur en matière d'assurances	725
441	370	Office of the Integrity Commissioner / Bureau du commissaire à l'intégrité	410
38,364	36,039	TOTAL - Gross Ordinary / Compte brute ordinaire	45,023

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEMBERS' ALLOWANCES, COMMITTEES AND OPERATIONS / INDEMNITÉS DES DÉPUTÉS, COMITÉS ET ACTIVITÉS

PROGRAM OBJECTIVES

To provide funding for the operation of the Legislative Assembly, including Committees, and for the salaries, annual indemnities, annual expense allowances and expenses for Members of the Legislative Assembly and Committees of the Legislative Assembly.

OBJECTIFS DU PROGRAMME

Assurer le financement des activités de l'Assemblée législative, y compris les comités, des salaires, des indemnités annuelles, des allocations annuelles pour dépenses et des dépenses des parlementaires et des membres des comités de l'Assemblée législative.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

ALLOWANCES TO MEMBERS	11,476	INDEMNITÉS DES DÉPUTÉS
Provide for the operations of the Legislative Assembly, including Committees, and for salaries, annual indemnities, annual expense allowances and expenses as set out in Schedule "A" of the *Legislative Assembly Act*.		Couvrir le fonctionnement de l'Assemblée législative, y compris les comités, et le versement des traitements, des indemnités annuelles, des allocations de dépenses annuelles et des dépenses prévues dans l'annexe A de la *Loi sur l'Assemblée législative*.
LEGISLATIVE COMMITTEES	376	COMITÉS DE L'ASSEMBLÉE LÉGISLATIVE
Provide funding for various Standing and Select Committees of the Legislative Assembly.		Assurer le financement des divers comités permanents et spéciaux de l'Assemblée législative.
TOTAL	11,852	TOTAL
Less amounts authorized by law	5,020	Moins crédits autorisés par la loi
TO BE VOTED	6,832	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY		BUREAU DE L'ASSEMBLÉE LÉGISLATIVE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide administrative support services for the Legislative Assembly including the Speaker, the Members of the Legislative Assembly and their staff.		Fournir des services de soutien administratif pour l'Assemblée législative, notamment le président ou la présidente ainsi que les députés et leur personnel.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
HANSARD AND DEBATES TRANSLATION OFFICE	1,881	BUREAU DE HANSARD ET TRADUCTION DES DÉBATS
Responsible for the production of the Journal of Debates (Hansard) and to provide translation services to the Legislative Assembly and its Committees.		Assurer la production du Journal des débats (hansard) et fournir des services de traduction à l'Assemblée législative et à ses comités.
CLERK'S OFFICE	2,282	BUREAU DU GREFFIER
Provide procedural and administrative support services to the Assembly and Committees, financial, human resource, technology and security services for the Office of the Speaker, Members of the Legislative Assembly and all branches of the Legislative Assembly Office.		Conseiller l'Assemblée législative et les comités en matière de procédure et leur assurer des services de soutien administratif, assurer des services liées aux finances, aux ressources humaines, à la technologie et à la sécurité au Cabinet du président, aux députés, ainsi qu'à toutes les sections du Bureau de l'Assemblée législative.
LEGISLATIVE LIBRARY	865	BIBLIOTHÈQUE DE L'ASSEMBLÉE LÉGISLATIVE
Operate primarily for the use of the Members of the Legislative Assembly and their staff by providing access to information and resources in order that the Members may better serve the people of New Brunswick.		Être au service principalement des députés et de leur personnel en leur donnant accès à de l'information et à des ressources leur permettant de mieux servir la population du Nouveau-Brunswick.
TOTAL	5,028	TOTAL
TO BE VOTED	5,028	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE AUDITOR GENERAL / BUREAU DU VÉRIFICATEUR GÉNÉRAL

PROGRAM OBJECTIVES

To audit the accounts of the Province of New Brunswick and certain Crown agencies on behalf of the Legislative Assembly. To report annually to the Legislative Assembly, matters of significance, including observed instances where money has been expended without due regard to economy and efficiency, or where appropriate and satisfactory procedures have not been established to measure and report on the effectiveness of programs.

OBJECTIFS DU PROGRAMME

Vérifier les comptes de la province du Nouveau-Brunswick et de certains organismes de la Couronne au nom de l'Assemblée législative. Faire rapport annuellement des faits significatifs à l'Assemblée législative, y compris les cas où des sommes ont été dépensées sans considération pour l'économie ou l'efficience, ou lorsque des procédures appropriées et satisfaisantes n'ont pas été établies pour mesurer l'efficacité des programmes et en faire rapport.

TOTAL		4,264	TOTAL
TO BE VOTED		4,264	À VOTER

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES / BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS

PROGRAM OBJECTIVES

To provide funding for Members who are Leaders of Registered Political Parties, and to provide funding for secretarial and research staff to Members of the Legislative Assembly, in accordance with the *Legislative Assembly Act*.

OBJECTIFS DU PROGRAMME

Assurer un financement pour les députés provinciaux qui sont chefs d'un parti politique enregistré ainsi que pour le personnel de secrétariat et de recherche pour les députés, conformément à la *Loi sur l'Assemblée législative*.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

OFFICE OF GOVERNMENT MEMBERS		842	BUREAU DES DÉPUTÉS DU GOUVERNEMENT

Provide secretarial and other assistance incidental to the performance of the duties of the members.

Fournir de l'aide en matière de secrétariat et autre relativement à l'exercice des fonctions des députés.

Program for Members	842	Programme pour les députés	842

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES (continued)			BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS (suite)	
OFFICE OF THE OFFICIAL OPPOSITION		1,060	BUREAU DE L'OPPOSITION OFFICIELLE	
Provide an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir une allocation de dépenses au chef. Fournir une aide en matière de secrétariat, entre autres, aux fins de l'exercice des fonctions des députés.	
Leader	660		Chef	660
Program for Members	400		Programme pour les députés	400
OFFICE OF THE THIRD PARTY		215	BUREAU DU TIERS PARTI	
Provide an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir une allocation de dépenses au chef. Fournir une aide en matière de secrétariat, entre autres, aux fins de l'exercice des fonctions des députés.	
Leader	165		Chef	165
Program for Members	50		Programme pour les députés	50
TOTAL		2,117	TOTAL	
TO BE VOTED		2,117	À VOTER	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTIONS NEW BRUNSWICK

PROGRAM OBJECTIVES

Elections New Brunswick is a non partisan office headed by the Chief Electoral Officer. Its mandate is:

– to supervise and administer the conduct of all provincial, municipal, rural community, district education council and regional health authority elections, plebiscites and referendums held in the province; and

– to administer and monitor compliance with the *Elections Act, Municipal Elections Act,* and *Political Process Financing Act* by election officers, candidates, registered political parties, registered district associations, official agents, and third parties.

PROGRAM COMPONENTS

GENERAL OPERATIONS To fulfill the mandate of Elections New Brunswick.	13,294	FONCTIONNEMENT GÉNÉRAL Pour remplir le mandat d'Élections Nouveau-Brunswick.
LEGISLATIVE PAYMENTS TO REGISTERED POLITICAL PARTIES To support the activities of registered political parties and reimburse the audit fees associated with their annual financial returns.	668	PAIEMENTS LÉGISLATIFS AUX PARTIS POLITIQUES ENREGISTRÉS Pour soutenir les activités des partis politiques enregistrés et rembourser les honoraires de vérification associés à leurs rapports financiers annuels.
TOTAL	13,962	TOTAL
TO BE VOTED	13,962	À VOTER

ÉLECTIONS NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Élections Nouveau-Brunswick est un bureau non partisan dirigé par le directeur général des élections. Son mandat est :

– de superviser et d'administrer le déroulement de toutes les élections provinciales, municipales, de communautés rurales, de conseils d'éducation de district, de régies régionales de la santé, de plébiscites et de référendums tenus dans la province; et

– d'administrer et de surveiller la conformité avec la *Loi électorale*, la *Loi sur les élections municipales*, et la *Loi sur le financement de l'activité politique* par les membres du personnel électoral, les candidats, les partis politiques enregistrés, les associations de circonscription enregistrées, les agents officiels, et les tiers.

ÉLÉMENTS DU PROGRAMME

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE OMBUD

PROGRAM OBJECTIVES

To investigate complaints under the *Ombud Act* against government departments, Crown corporations, municipalities, school districts or regional health authorities.

To administer the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act* for the Province of New Brunswick, including to inform the public about the legislation, to receive inquiries and provide assistance, to provide an independent review and resolution of complaints in matters of requests for access and matters of breach of privacy, to conduct investigations, to promote best practices, to conduct audits, and to make recommendations.

To investigate disclosure of wrongdoing under the *Public Interest Disclosure Act.*

To investigate appointments made due to favoritism under the *Civil Service Act.*

To review decisions from the Provincial Archivist pursuant to the *Archives Act.*

BUREAU DE L'OMBUD

OBJECTIFS DU PROGRAMME

Mener des enquêtes conformément à la *Loi sur L'Ombud* relativement aux plaintes déposées contre les Ministères, les sociétés de la Couronne, les municipalités, les districts scolaires ou les réseaux de la santé.

Appliquer au nom de la province la *Loi sur le droit à l'information et la protection de la vie privée* et la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé*, y compris renseigner le public au sujet des lois, recevoir les demandes de renseignements, fournir de l'aide, assurer l'exercice de recours indépendant, arriver à un règlement des plaintes ayant trait aux demandes de communication et aux atteintes à la vie privée, procéder à des enquêtes, promouvoir les meilleures pratiques, procéder à des vérifications et formuler des recommandations.

Mener des enquêtes relatives à la divulgation d'actes répréhensibles conformément à la *Loi sur les divulgations faites dans l'intérêt public.*

Mener des enquêtes relatives aux nominations faite par favoritisme conformément à la *Loi sur la Fonction publique.*

Revoir les décisions de l'archiviste provincial conformément à la *Loi sur les archives.*

TOTAL	3,102	TOTAL
TO BE VOTED	3,102	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHILD, YOUTH AND SENIOR ADVOCATE / BUREAU DU DÉFENSEUR DES ENFANTS, DES JEUNES ET DES AÎNÉS

PROGRAM OBJECTIVES

To advocate for the rights and interests of children, youths, seniors and adults under protection generally and to ensure that the views of children, youths, seniors and adults under protection are heard and considered.

To ensure that children, youths, seniors and adults under protection have access to the services to which they are entitled and that their complaints respecting such services receive appropriate attention.

To provide information and advice about the availability, effectiveness, responsiveness and relevance of government assistance to and benefits for children, youths, seniors and adults under protection.

OBJECTIFS DU PROGRAMME

Défendre les droits et les intérêts des enfants, des jeunes, des aînés et des adultes sous protection, de façon générale, et s’assurer que les opinions des enfants, des jeunes, des aînés et des adultes sous protection sont entendues et prises en considération.

Veiller à ce que les enfants, les jeunes, les aînés et les adultes sous protection aient accès aux services auxquels ils ont droit et que leurs plaintes à l’égard de ces services reçoivent l’attention voulue.

Fournir de l’information et des conseils au sujet de l’accessibilité, de l’efficacité, de la souplesse et de la pertinence de l’aide et des avantages qu’assure le gouvernement aux enfants, aux jeunes, aux aînés et aux adultes sous protection.

TOTAL	2,669	TOTAL
TO BE VOTED	2,669	À VOTER

OFFICE OF THE COMMISSIONER OF OFFICIAL LANGUAGES / COMMISSARIAT AUX LANGUES OFFICIELLES

PROGRAM OBJECTIVES

To investigate, report on and make recommendations with regard to compliance with the *Official Languages Act,* and to promote the advancement of both official languages in the Province of New Brunswick.

OBJECTIFS DU PROGRAMME

Mener des enquêtes, produire des rapports et formuler des recommendations relativement à la conformité à la *Loi sur les langues officielles,* et promouvoir l'avancement des deux langues officielles au Nouveau-Brunswick.

TOTAL	894	TOTAL
TO BE VOTED	894	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CONSUMER ADVOCATE FOR INSURANCE

PROGRAM OBJECTIVES

To examine the underwriting practices and guidelines of insurers, brokers and agents, and report the use of any prohibited underwriting practices to the Superintendent; to conduct investigations in relation to insurers, brokers and agents concerning the premiums charged for contracts of insurance and the availability of contracts of insurance; to respond to requests for information with respect to insurance; to develop and conduct educational programs and carry out insurance related tasks or investigations as directed by the Legislative Assembly.

BUREAU DU DÉFENSEUR DU CONSOMMATEUR EN MATIÈRE D'ASSURANCES

OBJECTIFS DU PROGRAMME

Passer en revue les lignes directrices et les pratiques de souscription des assureurs, des courtiers et des agents et faire rapport de toute pratique interdite de souscription au surintendant; procéder à des enquêtes sur les assureurs, courtiers et agents concernant les primes facturées pour les contrats d'assurances et la disponibilité des contrats d'assurances; répondre aux demandes de renseignements concernant les assurances; élaborer et diriger des programmes d'éducation et accomplir toute autre tâche ou enquête concernant les assurances qui lui est prescrite par l'Assemblée législative.

TOTAL	725	TOTAL
TO BE VOTED	725	À VOTER

OFFICE OF THE INTEGRITY COMMISSIONER

PROGRAM OBJECTIVES

The Office is responsible for:

- administering the *Members' Conflict of Interest Act* as it applies to members and former members of the Legislative Assembly and members and former members of the Executive Council;

- administering the *Lobbyists' Registration Act* to ensure transparency and accountability in the lobbying of public office holders; and

- administering the *Conflict of Interest Act* as it applies to executive staff members, Deputy Ministers and heads of Crown corporations.

BUREAU DU COMMISSAIRE À L'INTÉGRITÉ

OBJECTIFS DU PROGRAMME

Le bureau a les responsabilités suivantes :

- appliquer la *Loi sur les conflits d'intérêts des membres* , laquelle vise les membres actuels et les anciens membres de l'Assemblée législative et du Conseil exécutif;

- appliquer la *Loi sur l'inscription des lobbyistes* afin d'assurer la transparence et la reddition de comptes dans les activités de lobbyisme auprès des titulaires de charge publique; et

- appliquer la *Loi sur les conflits d'intérêts* , laquelle vise les adjoints ministériels, les sous-ministres et les présidents de sociétés de la Couronne.

TOTAL	410	TOTAL
TO BE VOTED	410	À VOTER
TOTAL - LEGISLATIVE ASSEMBLY	45,023	TOTAL - ASSEMBLÉE LÉGISLATIVE

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
9,383	8,584	Administration / Administration……………………………………	9,533
116,898	133,227	Natural Resources / Ressources naturelles…………………………	127,509
11,185	10,185	Mines / Mines……………………………………………………	8,174
4,002	4,002	Land Management / Aménagement des terres...........................	4,064
141,468	155,998	TOTAL - Gross Ordinary / Compte brute ordinaire……………	149,280

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide management and administrative support for programs and activities.		Fournir un soutien de gestion et d'administration en ce qui concerne les programmes et activités.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	1,003	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic policy direction.		Assurer une gestion supérieure et une orientation stratégique.
CORPORATE SERVICES	8,530	SERVICES GÉNÉRAUX
Provide support in the areas of finance, accounting, human resources, information systems, facilities management, policy and planning for the Department of Natural Resources, the Department of Energy and the Department of Agriculture, Aquaculture and Fisheries.		Assurer un soutien dans les domaines de la finance, comptabilité, ressources humaines, systèmes informatiques, la gestion des installations, de politiques et planification pour le ministère des Ressources naturelles, le ministère de l'énergie et le ministère de l'Agriculture, de l'Aquaculture et des pêches.
TOTAL	9,533	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NATURAL RESOURCES			RESSOURCES NATURELLES	
PROGRAM OBJECTIVES			**OBJECTIFS DU PROGRAMME**	
To support, manage and protect the forest and fish and wildlife of New Brunswick.			Soutenir, gérer et protéger les forêts et les peuplements de poisson et de faune du Nouveau-Brunswick.	
PROGRAM COMPONENTS			**ÉLÉMENTS DU PROGRAMME**	
FOREST MANAGEMENT		76,076	AMÉNAGEMENT FORESTIER	
Support and manage provincial timber resources and facilitate silviculture activities on both Crown and private land.			Soutenir et gérer les ressources en bois de la province et faciliter les activités de sylviculture sur les terres de la Couronne et les terres privées.	
Forest Management Activities	53,853		Activités d'aménagement forestier	53 853
First Nations Royalties	3,500		Redevances - Premières Nations	3 500
Crown License Operations	18,723		Activités liées aux permis de coupe	18 723
FOREST PROTECTION		29,126	PROTECTION DES FORÊTS	
Protect the timber resource from fire, insect and disease.			Protéger les ressources en bois contre les incendies, les insectes et les maladies.	
FISH AND WILDLIFE MANAGEMENT		4,128	AMÉNAGEMENT DES PEUPLEMENTS DE POISSONS ET DE FAUNE	
Maintain fish and wildlife populations. Manage hunting, trapping and angling activities.			Maintenir les peuplements de poissons et de faune. Gérer les activités de chasse, de piégeage et de pêche à la ligne.	
REGIONAL OPERATIONS		18,179	OPÉRATIONS RÉGIONALES	
Operational program delivery in the regions and districts.			Prestation des programmes opérationnels dans les régions et les districts.	
TOTAL		127,509	TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MINES		MINES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Development and management of mineral resources of the province.		Développement et gestion des ressources minérales de la province.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
RESOURCE EXPLORATION, DEVELOPMENT AND MANAGEMENT		EXPLORATION, MISE EN VALEUR ET GESTION DES RESSOURCES
Provide support in the area of geology, exploration and resource development, promotion and related information services.		Fournir un soutien dans les domaines de géologie, exploration et développement des ressources, promotion et services d'information reliés.
TOTAL	8,174	TOTAL
LAND MANAGEMENT		AMÉNAGEMENT DES TERRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To ensure the effective management of Crown Lands and natural areas.		Assurer l'aménagement efficace des terres de la Couronne et des aires naturelles.
PROGRAM COMPONENT		**ÉLÉMENT DU PROGRAMME**
CROWN LAND MANAGEMENT		GESTION DES TERRES DE LA COURONNE
Manage the province's Crown land resource, natural areas and parks.		Gérer les ressources des terres de la Couronne du gouvernement provincial, les espaces naturels, et les parcs.
TOTAL	4,064	TOTAL
TOTAL - DEPARTMENT OF NATURAL RESOURCES	149,280	TOTAL - MINISTÈRE DES RESSOURCES NATURELLES
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	149,215	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
0	0	Capital Equipment / Biens d'équipement	60
7,400	9,285	Capital Improvements / Améliorations des biens immobiliers	12,050
6,050	5,550	Mine Infrastructure / Infrastructure minière	11,200
900	100	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	4,300
3,000	3,000	Sentier NB Trail Intrastructure / Infrastructure du Sentier NB Trail	3,000
17,350	17,935	TOTAL	30,610

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
500	501	Fish Stocking Fund / Fonds destiné à l'empoissonnement……..	500
1,025	1,200	Wildlife Trust Fund / Fonds en fiducie pour la faune………….	1,200
394	394	Recoverable Projects / Projets à frais recouvrables……………	0
1,700	2,000	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers……………………………………………	2,000
3,900	7,140	Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés………………………………………………	7,840
7,519	11,235	TOTAL………………………………………………………	11,540

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
4,900	4,500	Corporate and Other Services / Services généraux et autres…………………………………………………………	4,731
163,630	155,000	Housing Program Delivery / Livraison de programme de logement……………………………………………………	190,588
59,401	63,646	Housing Infrastructure / Infrastructure de logement…………	59,516
5,027	3,050	Tenant and Landlord Relations Office / Services des relations entre locataires et propiétaires…………………………………	5,151
232,958	226,196	TOTAL - Gross Ordinary / Compte brute ordinaire……………	259,986

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.
TOTAL	4,731	TOTAL

HOUSING PROGRAM DELIVERY		LIVRAISON DE PROGRAMME DE LOGEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To assist households in need to obtain affordable, suitable and adequate housing through several programs such as subsidized rental assistance, repair assistance to rehabilitate or improve their dwellings and provide financial assistance to existing homeowner clients.		Aider les ménages dans le besoin à accéder à un logement adéquat, convenable et abordable au travers de plusieurs programmes comme l'aide au logement subventionnée, l'aide aux réparations afin de remettre en état ou à améliorer leur logement et fournir de l'aide financière aux clients propriétaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
RENTAL PROGRAMS	142,657	PROGRAMMES DE LOCATION
To provide affordable, safe and adequate housing through subsidized housing programs and rental affordability benefits.		Fournir un logement abordable, sûr et adéquat par le biais de programmes de logement subventionné et d'avantages liés à l'accessibilité financière des locations.
REPAIR AND NEW CONSTRUCTION PROGRAMS	47,931	PROGRAMMES DE RÉPARATION ET DE NOUVELLE CONSTRUCTION
Provision of funding to increase the supply of affordable rental housing units for low-to-moderate-income households in New Brunswick, in partnership with private and non-profit housing developers. Funding is also available for low-income homeowners and landlords to pay for repairs to substandard homes/units.		Fourniture de fonds pour augmenter l'offre d'unités de logement locatif abordable pour les ménages à revenu faible à modéré au Nouveau-Brunswick, en partenariat avec les promoteurs de logement privés et à but non lucratif. Des fonds sont également disponibles pour les propriétaires et les bailleurs à faible revenu pour payer les réparations des logements/unités en dessous des normes.
TOTAL	190,588	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

HOUSING INFRASTRUCTURE / INFRASTRUCTURE DE LOGEMENT

PROGRAM OBJECTIVES

To construct, maintain and improve provincially owned housing as well as provide technical services to support various affordable housing initiatives.

OBJECTIFS DU PROGRAMME

Construire, entretenir et améliorer l'habitation détenue par la province ainsi que fournir des services techniques pour soutenir diverses initiatives de logement abordable.

PROGRAM COMPONENTS

PUBLIC HOUSING

To provide capital construction and improvement, as well as property management services for provincially owned housing.

ELEMENTS DU PROGRAMME

LOGEMENTS PUBLIC

Fournir des services de construction et d'amélioration de capitaux, ainsi que de gestion immobilière pour les logements détenue par la province.

TOTAL	59,516	TOTAL

TENANT AND LANDLORD RELATIONS OFFICE / SERVICES DES RELATIONS ENTRE LOCATAIRES ET PROPRIÉTAIRES

PROGRAM OBJECTIVES

To assist tenants and landlords in resolving issues, providing education and information regarding rights and responsibilities, ensuring compliance under the *Residential Tenancies Act* and leases, and mangement of security deposits.

OBJECTIFS DU PROGRAMME

Aider les locataires et les propriétaires à résoudre les problèmes, fournir des informations sur les droits et les responsabilités, assurer le respect de la *loi sur la location de locaux d'habitation* et des baux, et gérer les dépôts de garantie.

TOTAL	5,151	TOTAL
TOTAL - NEW BRUNSWICK HOUSING CORPORATION	259,986	TOTAL - SOCIETE D'HABITATION DU NOUVEAU-BRUNSWICK
Less amounts authorized by law	48	Moins crédits autorisés par la loi
TO BE VOTED	259,938	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
0	0	Capital Community Housing Acquisition Fund / Fonds d'acquisition pour le logement communautaire de la capitale……	15,375
0	0	Office Buildings - Capital Improvements / Bâtiments à bureaux - Améliorations des biens immobiliers………………	2,594
34,731	34,731	Public Housing - Capital Construction / Logements publics - Installations permanentes………………………………	50,213
9,354	9,354	Public Housing - Capital Improvements / Logements publics - Améliorations capitals…………………………………	9,635
44,085	44,085	TOTAL…………………………………………………………	77,817

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
3,600	4,180	CMHC Funding Account / Compte de financement de la SCHL	2,925
3,600	4,180	TOTAL	2,925

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
3,224	3,224	Housing / Habitation	3,224
3,224	3,224	TOTAL	3,224
		TO BE VOTED / À VOTER	3,224

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE PREMIER / CABINET DE LA PREMIÈRE MINISTRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
1,734	1,734	Administration / Administration……………………………………	1,824
1,734	1,734	TOTAL - Gross Ordinary / Compte brute ordinaire……………	1,824

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OFFICE OF THE PREMIER / CABINET DE LA PREMIÈRE MINISTRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide administrative support for the operation of the Office of the Premier.		Assurer le soutien administratif nécessaire au fonctionnement du Cabinet de la première ministre.
TOTAL	1,824	TOTAL
TOTAL - OFFICE OF THE PREMIER	1,824	TOTAL - CABINET DE LA PREMIÈRE MINISTRE
Less amounts authorized by law	97	Moins crédits autorisés par la loi
TO BE VOTED	1,727	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
17,200	17,276	Administration and Business Development Services / Administration et Services de développement des entreprises.....	17,461
29,000	16,747	Financial Assistance / Aide financière............................	25,000
25,000	20,134	Competitiveness and Growth Program / Programme de compétitivité et de croissance....................................	21,000
71,200	54,157	TOTAL - Gross Ordinary / Compte brute ordinaire...............	63,461

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION AND BUSINESS DEVELOPMENT SERVICES

PROGRAM OBJECTIVES

To provide overall direction and administration to the organization.

To lead and facilitate the execution of high growth opportunities that will accelerate private sector growth and job creation through: the pursuit of strategic and viable opportunities; the promotion of New Brunswick opportunities outside the province; the development of strategic markets; the delivery of business development services; the development of targeted economic sectors; the support of business productivity, growth, capacity, and sustainability.

PROGRAM COMPONENTS

ADMINISTRATION	6,937

To provide executive and strategic direction to the organization.

To provide support services in the area of administration, planning, communication, human resources, finance and information technology.

BUSINESS DEVELOPMENT SERVICES	10,524

To provide support for small business development, as well as, strategic, high-growth trade and export development and investment attraction services.

TOTAL	17,461

ADMINISTRATION ET SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

OBJECTIFS DU PROGRAMME

Assurer la direction et l’administration générales de l’organisation.

Diriger et faciliter la mise en œuvre des possibilités à forte croissance destinées à accélérer la croissance du secteur privé et la création d'emplois : rechercher des possibilités stratégiques et viables; promouvoir les possibilités du Nouveau-Brunswick à l’extérieur de la province; développer des marchés stratégiques; offrir des services de développement des affaires; développer des secteurs économiques précis; favoriser la productivité des entreprises, leur croissance, leur capacité et leur viabilité.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION

Assurer l'orientation stratégique et la direction administrative de l’organisation.

Offrir des services de soutien dans les domaines suivants : l’administration, la planification, la communication, les ressources humaines, la finance, la technologie de l’information.

SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

Soutenir le développement des petites entreprises, ainsi que les services stratégiques d’échanges commerciaux à forte croissance, d’expansion des exportations et d’attraction des investissements.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL ASSISTANCE		AIDE FINANCIÈRE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide financial assistance and strategic investment solutions tailored to the needs of New Brunswick clients with a focus on productivity improvement, strengthened competitiveness, innovation, market development and supporting total payroll growth in the province.		Pour offrir une aide financière et des solutions d'investissement stratégique adaptées aux besoins des clients du Nouveau-Brunswick, en mettant l'accent sur l'amélioration de la productivité, le renforcement de la compétitivité, l'innovation, le développement du marché et le soutien à la croissance de la masse salariale totale dans la province.
TOTAL	25,000	TOTAL
COMPETITIVENESS AND GROWTH PROGRAM		PROGRAMME DE COMPÉTITIVITÉ ET DE CROISSANCE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Enhance the competitiveness and long-term sustainability of New Brunswick's export intensive companies.		Renforcer la compétitivité à long terme et la durabilité des entreprises intensives à l'exportation du Nouveau-Brunswick.
TOTAL	21,000	TOTAL
TOTAL - OPPORTUNITIES NEW BRUNSWICK	63,461	TOTAL - OPPORTUNITÉS NOUVEAU-BRUNSWICK
Less amounts authorized by law	48	Moins crédits autorisés par la loi
TO BE VOTED	63,413	À VOTER

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
50,000	35,000	Financial Assistance to Industry / Aide financière à l'industrie…	50,000
50,000	35,000	TOTAL / TOTAL…	50,000
		TO BE VOTED / À VOTER…	50,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
417,605	397,380	Consolidated Entities / Entités consolidées…………………	402,953
642	642	Council of Atlantic Premiers / Conseil des premiers ministres de l'Atlantique………………………………………	642
2,884	2,884	Economic and Social Inclusion Corporation / Société de l'inclusion économique et sociale………………………………	2,899
908	808	Labour and Employment Board / Commission du travail et de l'emploi……………………………………………………….	924
705	1,062	New Brunswick Police Commission / Commission de police du Nouveau-Brunswick………………………………	714
602	602	New Brunswick Women's Council / Conseil des femmes du Nouveau-Brunswick………………………………………	614
353	353	Premier's Council on Disabilities / Conseil de la première ministre pour les personnes handicapées…………………….	362
423,699	403,731	TOTAL - Gross Ordinary / Compte brute ordinaire……………	409,108

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CONSOLIDATED ENTITIES		ENTITÉS CONSOLIDÉES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To include the expenditure activities of organizations that are part of the Provincial Reporting Entity. The amounts represent activities funded by third-party sources and are not contained elsewhere within the respective departmental budgets.		Inclure les dépenses d'organisations faisant partie de l'entité comptable provinciale. Les montants représentent les activités financées par des sources tierces et ne figurent pas ailleurs dans les budgets des ministères respectifs.
Consolidated Entities (Consolidated Financial Statements Schedule 25)		Entités consolidées (États financiers consolidés, Tableau 25)
EM/ANB Inc.		EM/ANB Inc.
Atlantic Education International Inc.		Atlantic Education International Inc.
Collège communautaire du Nouveau-Brunswick		Collège communautaire du Nouveau-Brunswick
Financial and Consumer Services Commission		Commission des services financiers et des services aux consommateurs
Forest Protection Limited		Forest Protection Limited
Kings Landing Corporation		Société de Kings Landing
New Brunswick Agricultural Insurance Commission		Commission de l'assurance agricole du Nouveau-Brunswick
New Brunswick Community College		New Brunswick Community College
New Brunswick Credit Union Deposit Insurance Corporation		Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick
New Brunswick Energy and Utilities Board		Commission de l'énergie et des services publics du Nouveau-Brunswick
New Brunswick Health and Senior Care Council		Conseil de la santé et des soins aux aînés du Nouveau-Brunswick
New Brunswick Legal Aid Services Commission		Commission des services d'aide juridique du Nouveau-Brunswick
New Brunswick Lotteries and Gaming Corporation		Société des loteries et des jeux du Nouveau-Brunswick
Nursing Homes		Foyers de soins
Recycle New Brunswick		Recycle Nouveau-Brunswick
Regional Health Authorities		Régies régionales de la santé
Research and Productivity Council		Conseil de la recherche et de la productivité
Service New Brunswick		Service Nouveau-Brunswick
TOTAL	402,953	TOTAL
Less amounts authorized by law	402,953	Moins crédits autorisés par la loi
TO BE VOTED	0	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COUNCIL OF ATLANTIC PREMIERS

PROGRAM OBJECTIVES

To provide for New Brunswick's share of the operating cost of the Council of Atlantic Premiers.

Funding for the Council's activities is based upon a per capita formula for the Council of Atlantic Ministers of Education and Training, Atlantic Provinces Community College Consortium and the Council of Atlantic Premiers Secretariat.

CONSEIL DES PREMIERS MINISTRES DE L'ATLANTIQUE

OBJECTIFS DU PROGRAMME

Assurer la contribution du Nouveau-Brunswick aux frais de fonctionnement du Conseil des premiers ministres de l'Atlantique.

La financement des activités du Conseil est basé sur une formule de calcul par habitant, pour le Conseil des ministres de l'Education et de la Formation des provinces de l'Atlantique, le Consortium des collèges communautaires de l'Atlantique et le Secrétariat du conseil des premiers ministres de l'Atlantique.

TOTAL	642	TOTAL
TO BE VOTED	642	À VOTER

ECONOMIC AND SOCIAL INCLUSION CORPORATION

PROGRAM OBJECTIVES

To lead the development, implementation and evaluation of the Economic and Social Inclusion Plan - Overcoming Poverty Together (OPT). To coordinate and support the Community Inclusion Networks in the development of their local plan that aligns with OPT and focus on regional collaboration and alignment. Manage Economic and Social Inclusion funds to support the operations of the Corporation.

SOCIÉTÉ DE L'INCLUSION ÉCONOMIQUE ET SOCIALE

OBJECTIFS DU PROGRAMME

Diriger l'élaboration, la mise en œuvre et l'évaluation d'Ensemble pour vaincre la pauvreté (EVP) – le plan d'inclusion économique et sociale du N.-B. Fournir de la coordination et du soutien aux réseaux d'inclusion communautaire dans l'élaboration de leurs plans régionaux en harmonie avec EVP en favorisant la collaboration régionale et l'alignement. Gérer le Fonds de l'inclusion économique et sociale pour assurer le fonctionnement de la Société.

TOTAL	2,899	TOTAL
TO BE VOTED	2,899	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND EMPLOYMENT BOARD / COMMISSION DU TRAVAIL ET DE L'EMPLOI

PROGRAM OBJECTIVES

To foster, promote and enhance harmonious employer-employee and labour-management relationships through the administration of the *Labour and Employment Board Act* and related statutes and regulations such as the *Industrial Relations Act, Public Service Labour Relations Act, Employment Standards Act, Pension Benefits Act, Fisheries Bargaining Act* and *Essential Services in Nursing Homes Act.* To act, upon referral, as a Board of Inquiry under the *Human Rights Act*, and to appoint adjudicators/arbitrators under the *Public Interest Disclosure Act* and *Pay Equity Act, 2009.*

OBJECTIFS DU PROGRAMME

Encourager, promouvoir et favoriser des relations de travail harmonieuses entre employeur et employé en administrant la *Loi sur la Commission du travail et de l'emploi* de même que les règlements et textes législatifs connexes comme la *Loi sur les relations industrielles,* la *Loi relative aux relations de travail dans les services publics,* la *Loi sur les normes d'emploi,* la *Loi sur les prestations de pensions,* la *Loi sur les négociations dans l'industrie de la pêche* et la *Loi sur les services essentiels dans les foyers de soins.* Agir, sur les questions qui lui sont acheminées, en tant que Commission d'enquête en vertu de la *Loi des droits de la personne*; et nommer les juges/arbitres en vertu de la *Loi sur les divulgations faites dans l'intérêt public* et la *Loi de 2009 sur l'équité salariale.*

TOTAL	924	TOTAL
TO BE VOTED	924	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK POLICE COMMISSION

PROGRAM OBJECTIVES

The investigation and determination of complaints by any person relating to the conduct of a member of a municipal or regional police force.

The ensuring of consistency in disciplinary dispositions through maintenance of a repository of disciplinary and corrective measures taken in response to *Police Act* violations.

The investigation and determination of any matter relating to any aspect of policing in any area of the Province, either on its own motion, or at the direction of the Minister of Public Safety.

The determination whether the Province is discharging its obligation to maintain an adequate level of policing.

COMMISSION DE POLICE DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Mener des enquêtes et se prononcer au sujet des plaintes formulées par toute personne à l'égard de la conduite d'un membre d'un service de police municipal ou régional.

Assurer la cohérence des décisions disciplinaires en tenant un répertoire des mesures disciplinaires et correctives prises à la suite de violations de la *Loi sur la police*.

De son propre gré ou à la demande du Ministère de la Sécurité publique, mener des enquêtes et se prononcer au sujet de toute question touchant à tout aspect du travail policier dans toute région de la province.

Déterminer si le gouvernement provincial s'acquitte de son obligation de maintenir des services de police suffisants.

TOTAL	714	TOTAL
TO BE VOTED	714	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK WOMEN'S COUNCIL

PROGRAM OBJECTIVES

To be an independent body that provides advice to the Minister on matters of importance to women and their substantive equality;

To bring to the attention of government and the public issues of interest and concern to women and their substantive equality;

To include and engage women of diverse identities, experiences and communities, women's groups and society in general;

To be strategic and provide advice on emerging and future issues; and

To represent New Brunswick women.

CONSEIL DES FEMMES DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Être un organisme indépendant qui fournit au ministre des conseils sur les questions qui revêtent une importance pour les femmes et qui concernent leur égalité réelle;

Attirer l'attention du gouvernement et du public sur les questions qui intéressent et préoccupent les femmes et qui concernent leur égalité réelle;

Inclure et mobiliser les femmes d'identités, d'expériences et de communautés diverses, les groupes de femmes et la société en général;

Agir de façon stratégique et fournir des conseils sur les questions d'actualité et d'avenir; et

Représenter les femmes du Nouveau-Brunswick.

TOTAL	614	TOTAL
TO BE VOTED	614	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PREMIER'S COUNCIL ON DISABILITIES / CONSEIL DE LA PREMIÈRE MINISTRE POUR LES PERSONNES HANDICAPÉES

PROGRAM OBJECTIVES

To advise the Premier on matters relating to the status of persons with disabilities.

To bring before the government and the public matters of interest and concern to persons with disabilities.

To promote the implementation of the recommendations of the Disability Action Plan.

To provide information to the public about services and resources available to persons with disabilities.

OBJECTIFS DU PROGRAMME

Conseiller la première ministre sur les questions concernant la situation des personnes ayant des handicaps.

Attirer l'attention du gouvernement et du public sur des questions d'intérêt pour les personnes ayant des handicaps.

Faire la promotion de la mise en œuvre des recommandations du Plan d'action sur les questions touchant les personnes handicapées.

Informer le public des services et ressources disponibles pour les personnes handicapées.

TOTAL	362	TOTAL
TO BE VOTED	362	À VOTER
TOTAL - OTHER AGENCIES	409,108	TOTAL - AUTRES ORGANISMES

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
16,848	15,532	Labour and Strategic Services / Travail et services stratégiques	19,972
543,114	546,154	Post-Secondary Education / Éducation postsecondaire	554,976
147,272	147,394	WorkingNB / TravailNB	149,096
19,678	20,135	New Brunswick Public Library Service / Service des bibliothèques publiques du Nouveau-Brunswick	19,971
16,463	17,653	Apprenticeship and Occupational Certification / Apprentissage et Certification professionnelle	16,930
14,357	21,100	Immigration / Immigration	18,501
0	0	Economic Development Policy / Politique du développement économique	174
757,732	767,968	TOTAL - Gross Ordinary / Compte brut ordinaire	779,620

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES

PROGRAM OBJECTIVES

Provide services to the public through the administration of various acts and regulations for which the Department is responsible. Support the Department through policy, ensuring consistency with government priorities and activities; research and analysis, including labour market information and program evaluations; labour market forecasts; environmental scans; and legislative and regulatory services. Provide corporate services for the delivery of programs by the operational branches of the Department.

PROGRAM COMPONENTS

CORPORATE SERVICES 5,191

Provide departmental support services in the areas of executive management, strategic planning, finance, internal audit, human resources, administration, facilities, procurement, information technology, departmental coordination and performance excellence.

WORKPLACE SERVICES 2,184

Provide dispute resolution services, mediation and conciliation services and promotion of labour-management dialogue pursuant to the *Industrial Relations Act.*

Provide assurance of minimum standards in working conditions pursuant to the *Employment Standards Act.*

TRAVAIL ET SERVICES STRATÉGIQUES

OBJECTIFS DU PROGRAMME

Fournir des services au public en appliquant une diversité de règlements et de lois qui relèvent du ministère. Soutenir le Ministère en assumant les fonctions suivantes: élaboration de politiques qui cadrent avec les priorités et les activités du gouvernement; recherche et analyse, dont l'information sur le marché du travail et l'évaluation de programmes; prévisions du marché du travail; l'analyse de l'environnement et les services législatifs et de réglementation. Fournir des services généraux permettant aux directions opérationnelles d'offrir les programmes.

ÉLÉMENTS DU PROGRAMME

SERVICES GÉNÉRAUX 5,191

Fournir des services de soutien ministériel dans les domaines suivants : direction supérieure, la planification stratégique, finances, vérification interne, ressources humaines, administration, installations, approvisionnement, technologie de l'information, coordination au niveau du Ministère et excellence du rendement.

SERVICES EN MILIEU DE TRAVAIL 2,184

Offrir des services de règlement de conflits, de médiation et de conciliation, et faire la promotion d'un dialogue entre les employés et les employeurs, conformément à la *Loi sur les relations industrielles.*

Garantir le respect des normes minimales en matière de conditions de travail conformément à la *Loi sur les normes d'emploi.*

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued)		TRAVAIL ET SERVICES STRATÉGIQUES (suite)
ADVOCATE SERVICES (WORKERS' ADVOCATE AND EMPLOYERS' ADVOCATE)	2,037	SERVICES DES DÉFENSEURS (DÉFENSEURS DES DROITS DES TRAVAILLEURS ET DÉFENSEURS DES DROITS DES EMPLOYEURS)
Mandated under the *Workers' Compensation Act* to help injured workers and employers on matters related to claims for workers' compensation. Advocates assist by providing information, advice, and representation at appeal hearings at the Workers' Compensation Appeals Tribunal.		A pour mandat, en vertu de la *Loi sur les accidents du travail* , d'aider les travailleurs blessés et les employeurs sur les questions liées aux demandes d'indemnisation des accidents du travail. Les défenseurs aident en fournissant de l'information, des conseils et une représentation lors des audiences d'appel devant le Tribunal d'appel des accidents du travail.
WORKERS' COMPENSATION APPEALS TRIBUNAL	2,398	TRIBUNAL D'APPEL DES ACCIDENTS AU TRAVAIL
Responsible, under a number of Acts, to hear and resolve individual appeals of decisions rendered by WorkSafeNB with respect to workers' compensation and to provide these decisions on appeals in a timely, fair, consistent and impartial manner. Reports administratively to the Minister through the Assistant Deputy Minister of the Labour and Strategic Services Division.		Le Tribunal d'appel des accidents au travail est chargé, en vertu d'un certain nombre de lois, de siéger aux appels de décisions rendues par Travail sécuritaire NB relatives à l'indemnisation des accidents au travail, de résoudre ceux-ci, puis de rendre une décision en temps opportun et de façon juste, cohérente et impartiale. Noter que le Tribunal d'appel des accidents au travail relève, sur le plan administratif, du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.
POLICY, RESEARCH AND LABOUR MARKET ANALYSIS	5,485	POLITIQUE, RECHERCHE ET ANALYSE DU MARCHÉ DE TRAVAIL
Provide services and expertise to the Department in the areas of policy development, legislative development and federal-provincial relations.		Fournir des services et expertise au Ministère dans le domaine de l'élaboration de politiques, développement législatif et les relations fédérale-provinciale.
Provide labour market research, analysis, economic forecasting and program evaluation services to the Department.		Fournir des services de recherche, d'analyse, de prévisions économiques et d'évaluation des programmes au Ministère.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued) / TRAVAIL ET SERVICES STRATÉGIQUES (suite)

HUMAN RIGHTS COMMISSION — 2,677 — COMMISSION DES DROITS DE LA PERSONNE

Administer the *Human Rights Act* and advance equality of opportunity through public education programs and community development activities. The New Brunswick Human Rights Commission reports administratively to the Minister through the Assistant Deputy Minister of the Labour and Strategic Services Division.

Appliquer la *Loi sur les droits de la personne* et promouvoir l'égalité des chances par des programmes d'éducation du public et des activités de développement communautaire. La Commission des droits de la personne du Nouveau-Brunswick relève sur le plan administratif du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.

TOTAL — 19,972 — TOTAL

POST-SECONDARY EDUCATION / ÉDUCATION POSTSECONDAIRE

PROGRAM OBJECTIVES

Provide analytical and planning services in the area of post-secondary education for the Department; and to administer programs related to post-secondary education, especially public universities and colleges, and regulate private universities and colleges. Ensure that New Brunswick residents have access to post-secondary education opportunities.

OBJECTIFS DU PROGRAMME

Fournir au ministère des services d'analyse et de planification dans le domaine de l'enseignement postsecondaire ainsi que des services d'administration de programmes liés aux établissements d'enseignement postsecondaires, surtout les universités et les collèges, publics ou privés. Permettre aux résidents et résidentes du Nouveau-Brunswick d'accéder à une éducation postsecondaire.

PROGRAM COMPONENTS

ÉLÉMENTS DU PROGRAMME

POST-SECONDARY EDUCATION — 319 — ÉDUCATION POSTSECONDAIRE

Provide administrative services to programs in post-secondary education, transformation and student financial assistance.

Fournir des services administratifs aux programmes liés aux établissements postsecondaires, transformation et aide financière aux étudiants.

NEW BRUNSWICK COMMUNITY COLLEGE — 133,703 — COLLÈGE COMMUNAUTAIRE DU NOUVEAU-BRUNSWICK

Provide operating grants to the New Brunswick Community College Special Operating Agency and Community College Crown Corporations.

Accorder des subventions de fonctionnement à l'organisme de services spéciaux du Collège communautaire du Nouveau-Brunswick et aux sociétés collégiales.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY EDUCATION (continued)		EDUCATION POSTSECONDAIRE (suite)
POST-SECONDARY RELATIONS	36,327	RELATIONS POSTSECONDAIRES
Promote the province's post-secondary education through collaboration with institutions of higher learning. Offer analytical and planning support in the areas such as programming, experiential learning, international recruitment and retention, as well as positioning the sector in enhancing its role to responding to the province's evolving labour market demands. Regulate private universities and colleges across the province as well as administer public university funding, and promote access to post-secondary education through specialized programming.		La Direction voit à la promotion de l'éducation postsecondaire en collaborant avec les établissements d'enseignement supérieur. Elle offre un soutien à l'analyse à la planification dans des domaines comme les programmes, l'apprentissage expérienciel, le recrutement et la rétention international, de même qu'aider le secteur à faire face à l'évolution des demandes du marché du travail. La direction réglemente les universités et les collèges privés de la province, administre le financement aux universités, et fait la promotion de l'accès au système d'éducation postsecondaire par la programmation spécialisée.
STUDENT FINANCIAL ASSISTANCE	58,908	AIDE FINANCIÈRE AUX ÉTUDIANTS
Ensure that New Brunswick residents with a financial need have access to post-secondary educational opportunities and that they are encouraged to complete their studies in a timely and successful manner.		Permettre aux résidents et résidentes du Nouveau-Brunswick, qui ont des difficultés financières, d'accéder à une éducation postsecondaire et les encourager à terminer leurs études avec succès dans un délai normal.
STUDENT FINANCIAL ASSISTANCE ADMINISTRATION	1,533	ADMINISTRATION DE L'AIDE FINANCIÈRE AUX ÉTUDIANTS
Administration of the Canada Student Financial Assistance Program and the New Brunswick Student Financial Assistance Program.		Assurer l'administration du Programme canadien d'aide financière aux étudiants et du Programme d'aide financière aux étudiants du Nouveau-Brunswick.
ASSISTANCE TO UNIVERSITIES	307,785	AIDE AUX UNIVERSITÉS
Provide grants to institutions for educational programs to meet social and economic needs.		Offrir des subventions aux établissements pour des programmes d'enseignement qui répondent aux besoins économiques et sociaux.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY EDUCATION (continued)		ÉDUCATION POSTSECONDAIRE (suite)
ASSISTANCE TO UNIVERSITIES - GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	16,401	AIDE AUX UNIVERSITÉS - SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
Provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	554,976	TOTAL

WORKINGNB		TRAVAILNB
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide creative interventions and meaningful services to individuals, employers and the labour market in order for New Brunswick to have a skilled workforce that meets the needs of an evolving labour market.		Offrir des interventions créatives et des services significatifs aux personnes, aux employeurs et au marché du travail pour que le Nouveau-Brunswick ait une main d'œuvre qualifiée qui répond aux besoins du marché de travail en évolution.
TOTAL	149,096	TOTAL

NEW BRUNSWICK PUBLIC LIBRARY SERVICE		SERVICE DES BIBLIOTHÈQUES PUBLIQUES DU NOUVEAU-BRUNSWICK
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Manage and develop the provincial public library system (63 public libraries, e-services, and Talking Book Services by Mail) to provide library services, collections and programs in communities.		Gérer et développer le réseau provincial de bibliothèques publiques (63 bibliothèques publiques, les ressources en ligne et le service de livres sonores par la poste) pour fournir des services, des collections et des programmes de bibliothèque dans les localités.
TOTAL	19,971	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

APPRENTICESHIP AND OCCUPATIONAL CERTIFICATION

PROGRAM OBJECTIVES

Provide quality apprenticeship learning, life-long skill development and certification opportunities in current and future designated occupations that are standardized, up to date and relevant to the needs of industry and its workforce. Plan and provide funding for apprenticeship training.

Apprenticeship and Occupational Certification	22,330	
Recovery from Labour Market Development Agreement	(5,400)	
TOTAL		16,930

APPRENTISSAGE ET CERTIFICATION PROFESSIONELLE

OBJECTIFS DU PROGRAMME

Offrir des possibilités de formation en apprentissage, de perfectionnement professionnel tout au long de la vie et de certification de qualité dans les professions désignées d'aujourd'hui et de demain, qui sont uniformes et à jour et qui répondent aux besoins de l'industrie et de sa main-d'œuvre. Planifier et fournir le financement pour la formation en apprentissage.

Apprentissage et certification professionnelle	22 330
Recouvrement de l'Entente sur le développement du marché du travail	(5 400)
TOTAL	

IMMIGRATION

PROGRAM OBJECTIVES

Support demographic and economic growth through advancing immigration, settlement and retention activities. Administer provincial immigration pathways and support both candidates and employers in having access to the immigration programs most adapted to their situation. Provide advice and support to departments on policy development, interdepartmental coordination and intergovernmental relations. Promote, implement and monitor foreign recruitment activities to attract and integrate immigrants. Provide financial support to the settlement sector and ethnocultural organisations to advance newcomer integration and retention.

TOTAL	18,501

IMMIGRATION

OBJECTIFS DU PROGRAMME

Accroître la population et stimuler l'économie de la province en misant sur des activités susceptibles de promouvoir l'immigration, l'établissement et la rétention des immigrants. Administrer les voies d'accès à l'immigration provinciales et offrir un support aux candidats et aux employeurs afin qu'ils aient accès aux programmes d'immigration les plus adaptés à leur situation. Conseiller les ministères sur l'élaboration de politiques, la coordination interministérielle et les relations intergouvernementales. La Direction assure la promotion, la mise en oeuvre et la surveillance des activités de recrutement international qui visent à attirer des immigrants et à les aider à s'intégrer. Fournir un soutien financier au secteur de l'établissement et aux organisations ethnoculturelles afin de faire progresser l'intégration et la rétention des nouveaux arrivants.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE
(In thousands of dollars / En milliers de dollars)

ECONOMIC DEVELOPMENT POLICY / POLITIQUE DU DÉVELOPPEMENT ÉCONOMIQUE

PROGRAM OBJECTIVES

Coordinate strategic economic projects across government departments through the New Brunswick Growth Office to ensure investments deliver meaningful, measurable benefits for New Brunswickers.

OBJECTIFS DU PROGRAMME

Coordonner les projets économiques stratégiques dans tous les ministères par l'entremise du Bureau de la croissance du Nouveau-Brunswick afin que les investissements apportent des avantages significatifs et mesurables aux gens du Nouveau-Brunswick.

TOTAL	174	TOTAL
TOTAL - DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR	779,620	TOTAL - MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	779,555	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
CAPITAL ACCOUNT / COMPTE DE CAPITAL
(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
2,200	2,200	Deferred Maintenance Program / Programme d'entretien reporté	2,200
0	0	Strategic Infrastructure / Infrastructure stratégique	3,000
2,200	2,200	TOTAL	5,200

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques..	300
2,349	2,340	Recoverable Projects / Projets à frais recouvrables…………	2,359
2,649	2,640	TOTAL……………………………………………………	2,659

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
1,454	1,598	Opening Balance / Solde d'ouverture	1,390
		Revenue / Recettes	
3,735	3,872	Operating Grant / Subvention de fonctionnement	3,988
1,539	1,040	Users / Utilisateurs	1,077
5,274	4,912	Total Revenue / Recettes globales	5,065
		Expenditures / Dépenses	
5,136	5,120	Total Expenditures / Dépenses globales	5,345
1,592	1,390	Closing Balance / Solde de clôture	1,110
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
90,500	91,605	Student Loan Advances / Avances de prêts aux étudiants	90,500
90,500	91,605	TOTAL / TOTAL	90,500
		TO BE VOTED / À VOTER	90,500

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
79,571	79,571	Development Projects and Operations / Projets de développement et opérations………………………………………	78,559
79,571	79,571	TOTAL - Gross Ordinary / Compte brute ordinaire……………	78,559

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEVELOPMENT PROJECTS AND OPERATIONS		PROJETS DE DÉVELOPPEMENT ET OPÉRATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To deliver funding programs to support development priorities.		Offrir des programmes de financement pour soutenir les priorités de développement.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DEVELOPMENT INITIATIVES	74,570	INITIATIVES DE DÉVELOPPEMENT
Provide funding to develop, diversify, and grow the economy, communities, and infrastructure in New Brunswick. These funds are provided under the Rural Economy Fund, the Total Development Fund, Community Development Fund, Preconstruction and Infrastructure Fund to Support Housing, First Nations Development Fund and Community Investment Fund.		Fournir un financement pour développer, diversifier et faire croître l'économie, les collectivités et l'infrastructure au Nouveau-Brunswick. Ce financement provient du Fonds pour l'économie rurale, le Fonds de développement total, le Fonds de développement communautaire, les Fonds pour la préconstruction et les infrastructures de logement, le Fonds de développement des Premières Nations et le Fonds d'investissement communautaire.
ADMINISTRATION	3,989	ADMINISTRATION
Provide for projects, initiatives and operations of the Regional Development Corporation.		Pourvoir aux projets, initiatives et activités de la Société de développement régional.
TOTAL - REGIONAL DEVELOPMENT CORPORATION	78,559	TOTAL - SOCIÉTÉ DE DÉVELOPPEMENT REGIONAL
TO BE VOTED	78,559	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
30,500	30,500	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée………	30,000
2,575	2,575	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique…………………………	9,480
33,075	33,075	TOTAL……………………………………………………………	39,480

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
		Regional Development Corporation Special Operating Agency / Société de développement régional - Organisme de service spécial	
68,148	77,398	Opening Balance / Solde d'ouverture	63,219
		Revenue / Recettes	
43,000	37,000	Revenue - Provincial Government Sources / Recettes - Provenant du gouvernement provincial	40,000
143,002	105,901	Revenue - Federal Government Sources / Recettes - Provenant du gouvernement fédéral	134,284
186,002	142,901	Total Revenue / Recettes globales	174,284
		Expenditures / Dépenses	
6,100	1,600	Canada Housing Infrastructure Fund / Fonds Canadien pour les infrastructures liées au logement	37,130
978	881	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	0
219,648	154,599	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	179,036
226,726	157,080	Total Expenditure / Dépenses globales	216,166
27,424	63,219	Closing Balance / Solde de clôture	21,337
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
736,059	736,059	Interest, Exchange, Amortization and Expenses / Intérêt, change, amortissement et dépenses……………………………	855,900
4,300	4,300	Interest on Capital Leases / Intérêts sur les contrats de location-acquisition…………………………………………	4,100
740,359	740,359	TOTAL - Gross Ordinary / Compte brute ordinaire……………	860,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE OF THE PUBLIC DEBT		SERVICE DE LA DETTE PUBLIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To service the Province's debt by paying interest, exchange, amortization and other debt management expenses.		Assurer le paiement des frais relatifs à l'intérêt, au change et à l'amortissement, ainsi que des autres dépenses de gestion de la dette.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
INTEREST, EXCHANGE, AMORTIZATION AND EXPENSES	855,900	INTÉRÊT, CHANGE, AMORTISSEMENT ET DÉPENSES
INTEREST ON CAPITAL LEASES	4,100	INTÉRÊTS SUR LES CONTRATS DE LOCATION-ACQUISITION
TOTAL	860,000	TOTAL
TOTAL - SERVICE OF THE PUBLIC DEBT	860,000	TOTAL - SERVICE DE LA DETTE PUBLIQUE
Less amounts authorized by law	855,900	Moins crédits autorisés par la loi
TO BE VOTED	4,100	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
12,949	17,026	Corporate and Other Services / Services généraux et autres…………………………………………………………	13,016
831,070	852,827	Seniors and Long Term Care / Aînés et soins de longue durée………………………………………………………	992,697
290,516	291,511	Disability Support Services / Services de soutien aux personnes ayant un handicap……………………………………	302,335
208,277	253,000	Child Welfare and Youth Services / Services de bien-être á l'enfance et á la jeunesse…………………………………………	247,598
363,592	418,200	Income Security / Sécurité du revenu…………………………	419,962
36,100	37,000	Other Benefits / Autres prestations……………………………	36,700
1,742,504	1,869,564	TOTAL - Gross Ordinary / Compte brute ordinaire……………	2,012,308

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES / SERVICES GÉNÉRAUX ET AUTRES

PROGRAM OBJECTIVES

To provide strategic leadership and support including planning, design, and monitoring of departmental programs.

OBJECTIFS DU PROGRAMME

Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.

TOTAL	13,016	TOTAL

SENIORS AND LONG TERM CARE / AÎNÉS ET SOINS DE LONGUE DURÉE

PROGRAM OBJECTIVES

To improve personal and social functioning and support independent living through a range of community based services and develop initiatives around aging and aging care.

OBJECTIFS DU PROGRAMME

Favoriser chez les clients meilleur fonctionnement personnel et social ainsi qu'un mode ve vie autonome par le biasis d'une gamme de services communautaires et développé les initiatives concernant le vieillissement et les soins pour les aînés.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

SENIORS AND LONG TERM CARE	377,034	AÎNÉS ET SOINS DE LONGUE DURÉE
Provision of programs and services for seniors including adult protection, long term care, home support, adult residential facilities, and day centers for adults.		Fournir des programmes et services pour les aînés incluant la protection des adultes, des soins de longue durée, de soutien à domicile, les établissements résidentiels pour des adultes, et les centres de jour pour des adultes.
NURSING HOME SERVICES	615,663	SERVICES DES FOYERS DE SOINS
Provision of the Province's Nursing Home Program.		Assurer le programme provincial des foyers de soins.
TOTAL	992,697	TOTAL

DISABILITY SUPPORT SERVICES / SERVICES DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP

PROGRAM OBJECTIVES

To provide support services for persons with disabilities that will assist in meeting their individual needs.

OBJECTIFS DU PROGRAMME

Fournir des services de soutien aux personnes ayant un handicap qui les aideront à répondre à leurs besoins individuels.

TOTAL	302,335	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CHILD WELFARE AND YOUTH SERVICES / SERVICES DE BIEN-ÊTRE À L'ENFANCE ET À LA JEUNESSE

PROGRAM OBJECTIVES

To improve personal and social functioning through the provision of Child Welfare Services.

OBJECTIFS DU PROGRAMME

Améliorer le fonctionnement personnel et social par l'entremise des Services de bien-être à l'enfance.

TOTAL	247,598	TOTAL

INCOME SECURITY / SÉCURITÉ DU REVENU

PROGRAM OBJECTIVES

To provide individuals and families in need with financial benefits and, where appropriate, with self-sufficiency program services to enhance their potential for employment and appropriate shelter and supports to foster a healthier quality of life.

OBJECTIFS DU PROGRAMME

Fournir des prestations financières aux personnes et aux familles dans le besoin et, s'il y a lieu, des services du programme d'autosuffisance pour améliorer leur aptitude au travail et des mesures de soutien et services pertinents en matière de logement afin de favoriser une qualité de vie plus saine.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

TRANSITIONAL ASSISTANCE PROGRAM AND EXTENDED BENEFITS PROGRAM	255,783	PROGRAMME D'ASSISTANCE TRANSITOIRE ET PROGRAMME DE PRESTATIONS PROLONGÉES
Provision of assistance for families and individuals who have the potential to achieve self-sufficiency and provision of assistance to those clients who, because of disability, have a longer-term predictable need for financial support.		Fournir un soutien aux familles et aux personnes susceptibles de parvenir à l'autosuffisance et aider les clients qui, en raison d'un handicap, ont besoin d'un soutien financier prévisible à plus long terme.
HOMELESSNESS	36,419	ITINÉRANCE
Provision of funding for housing-focused emergency shelter operations, outreach services, and supportive housing.		Fourniture de financement pour les opérations de refuges d'urgence axées sur le logement, le travail de proximité et le logement avec soutien.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INCOME SECURITY (continued)		SÉCURITÉ DU REVENU (suite)
SUPPORT SERVICES	127,760	SERVICES DE SOUTIEN
Provision of support services includes: basic health services, including dental services, vision services, and medical equipment and supplies; supplementary and emergency financial assistance for individuals and families; establishment of individualized case plans to remove barriers to employability and to provide opportunities that enhance the potential for labour market attachment.		Compris dans les services de soutien sont: des services de santé élémentaires comprenant soins dentaires, soins de la vue, fournitures et appareils médicaux; une aide financière supplémentaire ou d'urgence aux personnes et aux familles admissibles; établir des plans d'intervention personnalisés pour cerner et éliminer les obstacles à l'emploi et pour offrir des possibilités visant à augmenter les chances d'intégrer le marché du travail.
TOTAL	419,962	TOTAL

OTHER BENEFITS		AUTRES PRESTATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide financial assistance to support seniors and low-income families with children under 18 years. Assistance is provided through the Low Income Seniors Benefit and the Child Tax Benefit and Working Income Supplement.		Fournir une aide financière pour soutenir les aînés et les familles à faible revenu ayant des enfants de moins de 18 ans. L'aide est fournie par des le Prestation pour personnes âgées à faible revenu et le Prestation fiscale pour enfants et supplément au revenue gagné.
TOTAL	36,700	TOTAL
TOTAL - DEPARTMENT OF SOCIAL DEVELOPMENT	2,012,308	TOTAL - MINISTERE DU DÉVELOPPEMENT SOCIAL
Less amounts authorized by law	113	Moins crédits autorisés par la loi
TO BE VOTED	2,012,195	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
20,354	19,460	Nursing Home Services - Capital Improvements / Services des foyers de soins - Amélioration des biens immobiliers…………………………………………………	21,781
3,000	5,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien…………………………	3,000
23,354	24,460	TOTAL…………………………………………………………	24,781

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
3,959	3,959	Administration / Administration	3,880
17,981	18,258	Provincial Parks / Parcs provinciaux	20,354
9,375	10,875	Sport, Physical Activity and Recreation / Sport, activité physique et loisirs	9,393
33,821	34,193	Culture, Archaeology and Heritage / Culture, Archéologie et Patrimoine	37,567
19,704	20,587	Tourism / Tourisme	21,692
84,840	87,872	TOTAL - Gross Ordinary / Compte brute ordinaire	92,886

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION

PROGRAM OBJECTIVES

To provide overall direction and support to the department's programs.

PROGRAM COMPONENT

ADMINISTRATION

Supports the department by providing services in executive management, finance, human resources, administration, information management and technology, cross governmental priority initiative management, strategic initiatives, policy and process management.

TOTAL 3,880

ADMINISTRATION

OBJECTIFS DU PROGRAMME

Fournir une orientation générale et un soutien au Ministère en matière de programmes.

ÉLÉMENT DU PROGRAMME

ADMINISTRATION

Fournit des services de soutien au Ministère en matière de gestion supérieure, de finances, de ressources humaines, d'administration, de technologie et de gestion de l'information, de gestion des initiatives prioritaires pangouvernementales, d'initiatives stratégiques, de politiques et de gestion des processus.

TOTAL

PROVINCIAL PARKS

PROGRAM OBJECTIVES

Provincial Parks provide inclusive, protected natural and cultural destinations that inspire wellness, enjoyment and education for all. With a vision that all people are stewards of New Brunswick's permanently protected natural and cultural destinations, the division is responsible for the stewardship of 25 provincial parks and one special crown reserve. The division is directly responsible for managing and operating the provincial parks, a fishing lodge and multiple day use parks.

PARCS PROVINCIAUX

OBJECTIFS DU PROGRAMME

La Division des parcs provinciaux offre des destinations naturelles et culturelles inclusives et protégées qui sont une source de bien-être, de joie et d'information pour tous. Adoptant la vision selon laquelle nous sommes tous responsables de la protection permanente des destinations naturelles et culturelles du Nouveau-Brunswick, la Division se charge de gérer 25 parcs provinciaux et une réserve spéciale de la Couronne. Elle est directement responsable de la gestion et de l'exploitation des parcs provinciaux, d'un pavillon de pêche et de parcs à utilisation multijournée.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE
(In thousands of dollars / En milliers de dollars)

PROVINCIAL PARKS (continued) / PARCS PROVINCIAUX (suite)

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

EXTERNAL RELATIONS AND GUEST EXPERIENCE		2,044	RELATIONS EXTÉRIEURES ET EXPÉRIENCE DES INVITÉS
The External Relations and Guest Experience branch is responsible for the development, implementation and monitoring of all guest experience programs to ensure all people have access to inclusive experiences. The branch is also responsible for community development, partnerships and environmental stewardship. The branch oversees all of the parks business development, marketing and e-commerce functions as well as managing the department's capital assets and strategic infrastructure.			La Direction des relations extérieures et de l'expérience des invités est chargée d'élaborer, de mettre en œuvre et de surveiller tous les programmes d'expériences des visiteurs pour s'assurer que tout le monde a accès à des expériences inclusives. Elle est également responsable du développement communautaire, des partenariats et de la gérance de l'environnement. La Direction supervise toutes les fonctions de développement des affaires, de marketing et de commerce électronique des parcs, et elle gère les immobilisations et l'infrastructure stratégique du Ministère.
PARKS OPERATIONS		18,310	EXPLOITATION DES PARCS
The Parks Operations branch is responsible for the day to day operation of the provincial parks and multiple day use parks which the department operates. The operations of these parks include camping, golf courses, bike park, trails, beaches, marinas and a ski hill. Park Operations also play a significant role in supporting tourism entrepreneurs and not for profit organizations.			La Direction de l'exploitation des parcs est responsable des activités courantes des parcs provinciaux et des parcs à utilisation multijournée gérés par le Ministère. Les activités de ces parcs comprennent le camping, des terrains de golf, des sites VTT, des sentiers, des plages, des marinas et une station de ski. La Direction de l'exploitation des parcs joue aussi un rôle important en soutenant les entrepreneurs et les organismes sans but lucratif dans le secteur du tourisme.
Parks Operations	18,410		Exploitation des Parcs 18 410
Recovered by chargeback	(100)		Récupération par facturation (100)
TOTAL		20,354	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SPORT, PHYSICAL ACTIVITY AND RECREATION

PROGRAM OBJECTIVES

To provide leadership and resources to increase sport, recreation and active living opportunities for all New Brunswickers to improve well-being and the quality of life for all.

PROGRAM COMPONENT

SPORT, PHYSICAL ACTIVITY AND RECREATION

The Sport, Physical Activity and Recreation Branch provides strategic leadership and support to strengthen sport, physical activity and recreation in New Brunswick and promote participation, foster development and celebrate excellence. A network of regional offices supports the delivery of community-based sport, recreation and physical activity programs and services.

TOTAL 9,393

SPORT, ACTIVITÉ PHYSIQUE ET LOISIRS

OBJECTIFS DU PROGRAMME

Fournir des ressources en vue d'offrir à la population du Nouveau-Brunswick davantage de possibilités en matière de sport et de loisirs, et de mener une vie active afin d'améliorer le bien-être et la qualité de vie de tous.

ÉLÉMENT DU PROGRAMME

SPORT, ACTIVITÉ PHYSIQUE ET LOISIRS

La Direction du sport, de l'activité physique et des loisirs assure un leadership et un soutien stratégiques afin de renforcer le sport, l'activité physique, et les loisirs au Nouveau-Brunswick et d'encourager la participation, de stimuler le développement et de célébrer l'excellence. Un réseau de bureaux régionaux facilite la prestation des programmes et des services communautaires de sport, de loisirs et d'activité physique.

TOTAL

CULTURE, ARCHAEOLOGY AND HERITAGE

PROGRAM OBJECTIVES

Culture, Archaeology and Heritage support economic growth and foster pride of place through the conservation, development, promotion and nurturing of our human and natural archaeological and heritage resources, the arts and our cultural industries.

PROGRAM COMPONENTS

ARTS AND CULTURE 20,013

The Arts and Culture Branch provides leadership for the development, implementation and monitoring of government programs, policies and strategies supporting the arts and cultural industries in the province.

CULTURE, ARCHÉOLOGIE ET PATRIMOINE

OBJECTIFS DU PROGRAMME

Culture, Archéologie et Patrimoine favorise la croissance économique et suscite un sentiment de fierté par la conservation, la mise en valeur, la promotion et le soutien de nos ressources patrimoniales et archéologiques (naturelles et humaines), des arts et de nos industries culturelles.

ÉLÉMENTS DU PROGRAMME

ARTS ET CULTURE

La Direction des arts et de la culture joue un rôle moteur dans l'élaboration, la mise en œuvre et le suivi des politiques, des stratégies et des programmes gouvernementaux appuyant les arts et les industries culturelles de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE, ARCHAEOLOGY AND HERITAGE (continued)

ARCHAEOLOGY AND HERITAGE 17,554

The Archaeology and Heritage Branch provides comprehensive cultural resource management of the province's heritage. The branch facilitates the promotion, awareness, understanding, commemoration, conservation and preservation of New Brunswick's human and natural archaeological and heritage resources for present and future generations.

TOTAL 37,567

TOURISM

PROGRAM OBJECTIVES

To provide leadership in the development and implementation of innovative experiential products, multi-channel marketing and sales campaigns, social media community management, and travel media strategies while engaging with the various regional and municipal tourism organizations throughout the province to become the most sought after destination in Canada.

CULTURE, ARCHÉOLOGIE ET PATRIMOINE (suite)

ARCHÉOLOGIE ET PATRIMOINE

La Direction de l'archéologie et du patrimoine offre une gestion globale des ressources culturelles du patrimoine de la province. Elle facilite la promotion, la sensibilisation, la compréhension, la commémoration, la conservation et la préservation des ressources patrimoniales et archéologiques, naturelles et humaines, du Nouveau-Brunswick pour les générations actuelles et futures en favorisant la sensibilisation à cet égard.

TOTAL

TOURISME

OBJECTIFS DU PROGRAMME

Jouer un rôle de chef de file dans la création et la réalisation de produits expérientiels novateurs et de campagnes de marketing et de ventes multiplateformes, la gestion de la communauté des médias sociaux et la conception de stratégies visant les médias touristiques tout en collaborant avec différentes organisations touristiques régionales et municipales afin que la province devienne la destination la plus recherchée au Canada.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)

PROGRAM COMPONENTS

DESTINATION MARKETING 13,989

The Destination Marketing Branch develops and implements an integrated marketing approach in target national and international markets. The branch communicates to the target visitor through innovative, integrated, technology driven solutions - speaking to the potential visitor where they are, providing the information they need, regardless of device. The branch is responsible for developing campaigns to inspire travelers to choose New Brunswick over competing destinations. As well, this branch is responsible to work with the tourism industry in New Brunswick to ensure they are prepared and able to market themselves to their target visitors.

TOURISM DEVELOPMENT 2,596

The Tourism Development Branch is responsible for providing New Brunswick tourism entrepreneurs with the vision and leadership around tourism experiences and business development. The branch plays a key role in bringing a heightened level of entrepreneurship, quality and innovation to the tourism industry.

TRADE SALES AND PARTNERSHIPS 2,612

The Trade Sales and Partnerships Branch has a focus on building "business to business" relationships/partnerships with travel influencers that have the ability to drive visitation and business to New Brunswick's tourism industry. The branch is responsible for positioning and promoting New Brunswick as a tourism destination through travel trade channels while also finding synergies with other levels of government to assist the Department in achieving its goals.

TOURISME (suite)

ÉLÉMENTS DU PROGRAMME

MARKETING DE DESTINATIONS 13,989

La Direction du marketing de destinations élabore et met en œuvre une méthode intégrée de marketing axée sur les marchés national et international. Elle communique avec les visiteurs ciblés au moyen de solutions innovantes, intégrées et axées sur la technologie, leur fournissant toute l’information dont ils ont besoin, peu importe où ils se trouvent et les dispositifs électroniques qu’ils utilisent. Elle est chargée de créer des campagnes visant à inciter les touristes à privilégier le Nouveau-Brunswick par rapport aux destinations concurrentes. Elle travaille également avec l’industrie touristique du Nouveau-Brunswick pour que ses membres soient préparés et capables de faire leur promotion auprès de leurs visiteurs cibles.

DÉVELOPPEMENT DU TOURISME 2,596

La Direction du développement du tourisme est chargée de fournir aux entrepreneurs en tourisme de la province la vision et le leadership en matière d’expériences touristiques et de développement des affaires. Elle joue un rôle déterminant pour stimuler l’entrepreneuriat, la qualité et l’innovation dans l’industrie touristique.

VENTES ET PARTENARIATS COMMERCIAUX 2,612

La Direction des ventes et partenariats commerciaux s’emploie à établir des relations et des partenariats «interorganisationnels» avec des influenceurs touristiques capables de stimuler le tourisme et les affaires pour l'industrie touristique du Nouveau-Brunswick. Elle s'occupe de positionner et de promouvoir le Nouveau-Brunswick en tant que destination touristique par l'intermédiaire de l'industrie du voyage et de trouver des synergies avec d'autres ordres de gouvernement pour aider le Ministère à atteindre ses buts.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)
FESTIVALS AND EVENTS	2,495	FESTIVALS ET ÉVÉNEMENTS
The Festivals and Events branch works with communities and event organizers to bring cultural, sport, business and other major events to the province. The team also fosters the development, growth and enhancement of authentic New Brunswick festivals that will attract visitors to the province.		La Direction des festivals et événements collabore avec les communautés et les organisateurs d'événements pour organiser des manifestations culturelles, sportives, commerciales et autres événements majeurs dans la province. L'équipe favorise également le développement, la croissance et l'amélioration de festivals néo-brunswickois authentiques qui attireront les visiteurs dans la province.
TOTAL	21,692	TOTAL
TOTAL - DEPARTMENT OF TOURISM, HERITAGE AND CULTURE	92,886	TOTAL - MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
Less amounts authorized by law	65	Moins crédits autorisés par la loi
TO BE VOTED	92,821	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
11,589	10,182	Capital Improvements / Amélioration des installations	7,176
7,428	8,835	Strategic Infrastructure / Infrastructure stratégique	12,915
19,017	19,017	TOTAL	20,091

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
3,130	3,130	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts……………………………………………	3,130
401	401	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport……………………………	401
60	60	Parlee Beach Maintenance / Entretien de la plage Parlee………	80
2,000	2,000	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du Sport……………………………………………	2,000
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett…………………………………………………………	10
5,601	5,601	TOTAL.................………..	5,621

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
		Tourism, Heritage and Culture Special Operating Agency / Tourisme, Patrimoine et Culture - Organisme de service spécial	
1,583	2,978	Opening Balance / Solde d'ouverture	4,411
		Revenue / Recettes	
1,536	1,681	Mactaquac Golf Course / Terrain de golf Mactaquac	1,622
5,187	6,638	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	5,394
485	673	Sugarloaf Lodge / Pavillon Sugarloaf	534
768	1,004	Parlee Beach Campground / Terrain de camping de la plage Parlee	780
624	723	Other Provincial Parks / Autres parcs provinciaux	712
8,600	10,719	Total Revenue / Recettes globales	9,042
		Expenditures / Dépenses	
1,694	2,395	Mactaquac Golf Course / Terrain de golf Mactaquac	2,088
5,172	4,781	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	7,562
446	556	Sugarloaf Lodge / Pavillon Sugarloaf	491
480	525	Parlee Beach Campground / Terrain de camping de la plage Parlee	590
1,056	1,029	Other Provincial Parks / Autres parcs provinciaux	769
8,848	9,286	Total Expenditures / Dépenses globales	11,500
1,335	4,411	Closing Balance / Solde de clôture	1,953
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
25,683	24,144	Administration / Administration…………………………………	25,652
1,929	1,839	Policy and Legislative Affairs, Strategic Partnerships and Trade Corridors / Politiques et affaires législatives, partenariats stratégiques et corridors commerciaux………………	2,980
105,586	107,307	Maintenance / Entretien………………………………………	116,433
75,565	83,413	Winter Maintenance / Entretien pendant l'hiver………………	78,071
4,020	3,932	Bridge and Highway Construction / Construction des ponts et des routes…………………………………………….	4,128
157,140	157,494	Buildings Division / Division des bâtiments…………………	161,658
29,011	29,105	New Brunswick Highway Corporation / Société de voirie du Nouveau-Brunswick………………………………………	32,536
398,934	407,234	TOTAL - Gross Ordinary / Compte brute ordinaire……………	421,458

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide overall management, policy direction and administrative support to all departmental programs.		Assurer un service général de gestion, d'orientation stratégique et de soutien administratif en ce qui concerne tous les programmes du ministère.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
CORPORATE SERVICES	16,290	SERVICES GÉNÉRAUX
To provide executive direction and support to the department in matters of the management of the department's human resources including safety, information management and technology, supply chain, audit, accounting, budgeting, and financial control.		Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne la gestion des ressources humaines, y compris la sécurité, la gestion de l'information et de la technologie, la chaîne d'approvisionnement, l'audit, la comptabilité, l'établissement des budgets et le contrôle financier.
PERFORMANCE EXCELLENCE	1,046	EXCELLENCE EN MATIÈRE DE RENDEMENT
To provide executive direction and support to the department in matters of performance excellence and continuous improvement.		Fournir une orientation exécutive et un soutien au ministère en matière d'excellence du rendement et d'amélioration continue.
PAYROLL BURDEN	3,683	CHARGE DE LA FEUILLE DE PAIE
Provision for the Department's Worksafe NB costs (with the exception of Vehicle Management Agency).		Établir une provision pour les coûts du Ministère relatifs à Travail sécuritaire NB (sauf en ce qui concerne l'Agence de gestion des véhicules).
DISTRICT ADMINISTRATION	4,633	ADMINISTRATION DES DISTRICTS
Provision of administrative support for transportation policies and programs on a district basis.		Assurer le soutien administratif nécessaire à l'application des programmes et des politiques de transport dans chaque district.
TOTAL	25,652	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS

PROGRAM OBJECTIVES

To support the vision and mandate of the Department of Transportation and Infrastructure (DTI) by providing advice, coordination, and direction on policy and legislation, strategic partnerships and trade corridors.

PROGRAM COMPONENTS

POLICY AND LEGISLATIVE AFFAIRS 1,002

To support the vision and mandate of DTI by providing advice and expertise related to research, policy development, legislative affairs, correspondence, and to support the department's compliance with statutory and operational requirements. The branch is responsible for a number of corporate services, including: advancing Memoranda to Executive Council for direction and decisions related to agreements, policies, and financial transactions; processing requests under the *Right to Information and Protection of Privacy Act*; coordinating Executive correspondence; advancing Legislative Officer investigations and audit files and leading the development of internal policies. The branch also develops and delivers internal communications strategies and initiatives for DTI.

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX

OBJECTIFS DU PROGRAMME

Contribuer à la réalisation de la vision et du mandat du Ministère des Transports et de l'Infrastructure (MTI) en fournissant des avis et une orientation et en assurant la coordination en matière de politiques et de législation, de partenariats stratégiques et de corridors commerciaux.

ÉLÉMENTS DU PROGRAMME

POLITIQUES ET AFFAIRES LÉGISLATIVES

Contribuer à la réalisation de la vision et du mandat du MTI en fournissant des conseils et une expertise en matière de recherche, d'élaboration de politiques, d'affaires législatives et de correspondance, et favoriser la conformité du Ministère aux exigences opérationnelles et législatives. La Direction est responsable de plusieurs services ministériels : la présentation de mémoires au Conseil exécutif afin d'obtenir des directives et des décisions relativement aux ententes, aux politiques et aux opérations financières; le traitement des demandes présentées en vertu de la *Loi sur le droit à l'information et la protection de la vie privée* ; la coordination de la correspondance des cadres; l'avancement des dossiers d'enquête et de vérification des hauts fonctionnaires de l'Assemblée législative; la direction de l'élaboration des politiques internes. La Direction se charge également d'élaborer et de mettre en œuvre des stratégies et des initiatives de communication interne pour le MTI.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS (continued)

STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS — 1,978

The branch is responsible for the provision of strategic direction, leadership, guidance, and oversight to the department and Province in the following areas; Strategic Partnerships and Intergovernmental Relations, NB Trade Corridor Development (related to the multimodal transportation sectors of air, rail, marine and public transit and administration and regulation of the *Shortline Railways Act*) and DTI Climate Change Initiatives.

TOTAL — 2,980

MAINTENANCE

PROGRAM OBJECTIVES

To operate and maintain all designated highways, structures, ferries, a radio communication system, departmental buildings and grounds, and associated infrastructure.

PROGRAM COMPONENTS

OPERATIONS — 1,194

Provision of managerial, technical and professional engineering expertise for the maintenance program and for public-private partnerships.

HIGHWAY MAINTENANCE - SUMMER — 41,848

Provision of summer maintenance services on the provincial highway network

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX (suite)

DIRECTION DES PARTENARIATS STRATÉGIQUES ET DES CORRIDORS COMMERCIAUX

La Direction fournit une orientation stratégique, un leadership, des conseils et une supervision au Ministère et au gouvernement provincial dans les secteurs suivants : partenariats stratégiques et relations intergouvernementales, développement des corridors commerciaux au Nouveau-Brunswick (relativement aux secteurs de transport aérien, ferroviaire et maritime multimodal, au transport en commun et à l'administration et à la réglementation de la *Loi sur les chemins de fer de courtes lignes*) et projets relatifs aux changements climatiques du MTI.

TOTAL

ENTRETIEN

OBJECTIFS DU PROGRAMME

Exploiter et entretenir toutes les routes désignées, les ouvrages d'art, les traversiers, un système de radiocommunication, les bâtiments et terrains du Ministère ainsi que l'infrastructure qui y est associée.

ÉLÉMENTS DU PROGRAMME

OPÉRATIONS

Offrir des conseils techniques et de gestion professionnels en ingénierie pour le programme d'entretien et les partenariats public-privé.

ENTRETIEN DES ROUTES EN ÉTÉ

Assurer les services d'entretien en été des routes du réseau routier provincial.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
BRIDGE MAINTENANCE	18,158	ENTRETIEN DES PONTS
Provision of structural maintenance and inspection of provincial bridges, culverts, and seawalls associated with the provincial highway network.		Effectuer l'entretien et l'inspection structurels des ponts provinciaux, des ponceaux et des ouvrages longitudinaux associés au réseau routier provincial.
TRAFFIC ENGINEERING	8,638	TECHNIQUES DE LA CIRCULATION
Provision of technical support regarding traffic safety, traffic control devices, signage and lighting requirements in the design, construction and maintenance of highways.		Assurer un soutien technique relatif à la sécurité routière, aux dispositifs de régulation de la circulation, à la signalisation et aux exigences en matière d'éclairage pour la conception, la construction et l'entretien des routes.
FERRY OPERATIONS	35,318	EXPLOITATION DES TRAVERSIERS
Provision of vehicle-passenger ferry services as connecting links to the provincial highway system.		Fournir des services de traversier pour passagers et véhicules assurant le lien avec le réseau routier provincial.
RADIO COMMUNICATIONS	10,610	RADIO COMMUNICATIONS
Provision and administration of various types of radio communications systems including the New Brunswick Trunked Mobile Radio (NBTMR), the province's Public Safety Radio Communications system, providing emergency communications support to various First Responders, emergency measures and volunteer organizations as well as, the operations and maintenance of the Provincial Integrated Radio System (IRCS) and the operation of the Provincial Mobile Communications Center (PMCC). Provision and administration of AVL/GPS services for the Government fleet of vehicles.		Fourniture et administration de divers types de systèmes de radiocommunications, dont le système de radiocommunications mobiles à ressources partagées du Nouveau-Brunswick (RMRPNB), du système provincial de radiocommunications pour la sécurité publique assurant le soutien des communications d'urgence pour divers premiers intervenants et organismes de mesures d'urgence et de bénévoles, exploitation et entretien du réseau intégré de radiocommunications provincial (RIRC) et exploitation du Centre provincial de communications mobiles (CPCM). Fourniture et administration des services de LAV par GPS pour le parc de véhicules du gouvernement.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
ENVIRONMENTAL SERVICES	667	SERVICES ENVIRONNEMENTAUX
To provide environmental services for the delivery of various departmental programs. Environmental services include technical advice and support, conducting environmental and archaeological assessments, obtaining various permits and approvals, contaminated sites management, water systems management, environmental training, follow-up and compliance monitoring, wildlife management, fish and wetland habitat offsetting, and First Nations Consultation and engagement.		Fournir des services environnementaux pour la prestation de divers programmes ministériels. Les services environnementaux comprennent le soutien et des conseils techniques, la réalisation d'évaluations environnementales et archéologiques, l'obtention de divers permis et autorisations, la gestion des sites contaminés, la gestion des réseaux d'alimentation en eau, la formation sur l'environnement, le suivi et la surveillance de la conformité, la gestion de la faune, la compensation de l'habitat des poissons et des terres humides, ainsi que la consultation et la mobilisation des Premières Nations.
TOTAL	116,433	TOTAL

WINTER MAINTENANCE		ENTRETIEN PENDANT L'HIVER
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide winter maintenance services including snow removal and ice control on the provincial highway network.		Assurer les services d'entretien en hiver, dont le déneigement et le déglaçage, du réseau routier provincial.
TOTAL	78,071	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION

PROGRAM OBJECTIVES

To provide professional and technical support services for the project development, strategic partnering initiatives, planning as well as surveying, design and construction of highways and bridges. As well as land acquisition for highways, buildings and other government departments and property disposal for government.

PROGRAM COMPONENTS

HIGHWAY DESIGN 1,118

To provide material testing, research, engineering application support, engineering surveys, hydraulic, and geological / geotechnical engineering services in support of project designs. Complete designs and prepare tender documents for grading, paving, structures and the designated highway program as well as provide structural maintenance and inspection of provincial bridges, culverts and seawalls.

CONSTRUCTION DES PONTS ET DES ROUTES

OBJECTIFS DU PROGRAMME

Fournir des services de soutien professionnel et technique pour l'élaboration de projets, les initiatives de partenariats stratégiques, ainsi que pour la planification, l'arpentage, la conception et la construction de routes et de ponts. Offrir des services d'acquisition de terrains pour les routes et les bâtiments et pour le compte d'autres ministères, de même que des services d'aliénation de biens gouvernementaux.

ÉLÉMENTS DU PROGRAMME

CONCEPTION D'AUTOROUTES

Fournir des services d'essais de matériaux, de recherche, de soutien aux applications d'ingénierie, d'études techniques, d'ingénierie hydraulique et géologique / géotechnique à l'appui de la conception de projets. Réaliser les plans et préparer les documents d'appel d'offres pour le nivellement, le pavage, les structures et le programme routier désigné, en plus d'assurer l'entretien structurel et l'inspection des ponts, des ponceaux et des digues provinciaux.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)

PLANNING AND PROJECT DEVELOPMENT — 1,346

Responsible for the development, management, and oversight of the various Buildings and Transportation (Capital) portfolios, to execute the capital projects in a consistent, transparent, and focused manner. Provide tactical and technical advice to facilitate and manage the capital rehabilitation of DTI assets as supported by asset modeling and various data collection systems and provide professional and technical services to prepare, respond, recover, and prevent / mitigate against emergency situations to minimize the impact of disaster events and incidents on transportation infrastructure. In addition, the branch develops trucking policy and partnerships with industry and issues special permits for the movement of indivisible oversize and/or overweight loads, as well as unique vehicle configurations traveling on New Brunswick highways.

CONSTRUCTION — 647

Monitor contracts and projects for construction and rehabilitation of provincial highways and bridges to ensure completion in accordance with the issued plans and specifications.

CONSTRUCTION DES PONTS ET DES ROUTES (suite)

PLANIFICATION ET DÉVELOPPEMENT DE PROJETS

Responsable de l'élaboration, de la gestion et de la supervision des divers portefeuilles d'immeubles et de transports (immobilisations), afin d'exécuter les projets d'immobilisations de manière cohérente, transparente et ciblée. Fournir des conseils tactiques et techniques pour faciliter et gérer la remise en état des immobilisations des actifs du MTI, à l'aide de la modélisation des actifs et de divers systèmes de collecte de données, et fournir des services professionnels et techniques pour se préparer, intervenir, récupérer et prévenir / atténuer les situations d'urgence afin de minimiser l'impact des catastrophes et des incidents sur l'infrastructure de transport. De plus, la Direction élabore des politiques de camionnage et des partenariats avec l'industrie et délivre des permis spéciaux pour le déplacement de charges indivisibles surdimensionnées et/ou en surpoids, ainsi que pour des configurations de véhicules uniques circulant sur les routes du Nouveau-Brunswick.

CONSTRUCTION

Surveiller les contrats et les projets de construction et de réfection des routes et des ponts provinciaux pour qu'ils soient exécutés conformément aux plans et devis.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)			CONSTRUCTION DES PONTS ET DES ROUTES (suite)	
PROPERTY SERVICES BRANCH		1,017	DIRECTION DES SERVICES IMMOBILIERS	
Responsible for the preparation of legal surveys; valuation and acquisition of properties for highway and government infrastructure projects; expropriation process; management, maintenance and disposal of surplus government properties; personal and real property damage claims involving the department; discontinuance of highways; land use, highway usage and access control permitting and review and acceptance of public streets.			Assumer les fonctions suivantes : préparation des levés officiels: évaluation et acquisition de biens pour les projets routiers et d'infrastructure du gouvernement; direction du processus d'expropriation; gestion, entretien et aliénation des biens excédentaires du gouvernement; règlement des réclamations pour dommages matériels et personnels concernant le Ministère; désaffectation des routes; délivrance des permis d'utilisation des terres, d'usage routier et de contrôle de l'accès; examen et acceptation des rues publiques.	
Property Management	2,172		Gestion des biens	2 172
Recovered by chargeback	(1,155)		Récupération par facturation	(1 155)
TOTAL		4,128	TOTAL	

BUILDINGS DIVISION		DIVISION DES BÂTIMENTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide suitable facilities for government departments.		Fournir des locaux adéquats à tous les ministères gouvernementaux.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DESIGN AND CONSTRUCTION	1,209	CONCEPTION ET CONSTRUCTION
Design, construction and renovations of government owned buildings for Parts I, II & III of the civil service.		Conception, construction et rénovations des bâtiments appartenant au gouvernement des parties I, II et III de la fonction publique.
FACILITIES MANAGEMENT	73,526	GESTION DES INSTALLATIONS
Administration, maintenance, security and operations of Part I government owned buildings and leases.		L'administration, l'entretien, la sécurité et l'exploitation des immeubles et des baux appartenant au gouvernement de la partie I.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUILDINGS DIVISION (continued)		DIVISION DES BÂTIMENTS (suite)
GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	86,923	SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
To provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	161,658	TOTAL
NEW BRUNSWICK HIGHWAY CORPORATION		SOCIÉTÉ DE VOIRIE DU NOUVEAU-BRUNSWICK
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding to the Corporation for payment of highway maintenance and other related costs for designated sections of the highway network.		Fournir des fonds à la société afin de payer les frais d'entretien des routes et d'autres frais connexes pour certains tronçons désignés du réseau routier.
TOTAL	32,536	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	421,458	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	30,592	Moins crédits autorisés par la loi
TO BE VOTED	390,866	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
92,550	86,088	Bridges / Ponts	93,605
313,036	343,622	Highways / Routes	353,727
25,000	26,732	Provincial-Municipal Highway Partnership / Partenariat pour les routes provinciales-municipales	30,000
76,028	70,716	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	69,583
39,000	39,000	Vehicle Management Agency / Agence de gestion des véhicules	44,000
529,651	433,880	Public Works and Infrastructure / Travaux publics et infrastructure	629,170
1,075,265	1,000,038	TOTAL	1,220,085

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PRÉVISIONS
		PUBLIC WORKS AND INFRASTRUCTURE / TRAVAUX PUBLICS ET INFRASTRUCTURE	
4,000	4,000	Capital Administration / Gestion des immobilisations	5,000
		Capital Construction / Installations permanentes	
2,300	2,603	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	5,000
154,379	101,193	Education and Early Childhood Development / Éducation et Développement de la petite enfance	204,842
120,674	83,120	Health / Santé	133,337
54,850	42,888	Justice and Public Safety / Justice et Sécurité publique	60,130
0	5,500	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	9,800
13,700	11,935	Transportation and Infrastructure / Transports et Infrastructure	24,400
345,903	247,239	Total Capital Construction / Total des installations permanentes	437,509
		Capital Improvements / Améliorations des biens immobiliers	
37,740	44,209	Education and Early Childhood Development / Education et Développement de la petite enfance	36,500
400	400	Environemnt and Local Government / Environnement et Gouvernements locaux	0
65,187	62,121	Health / Santé	71,725
13,580	4,621	Justice and Public Safety / Justice et Sécurité publique	11,714
60	60	Legislative Assembly / Assemblée législative	60
2,031	2,031	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	302
3,900	5,748	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	6,060
56,850	63,451	Transportation and Infrastructure / Transports et Infrastructure	60,300
179,748	182,641	Total Capital Improvements / Total des améliorations des biens immobiliers	186,661
529,651	433,880	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	629,170

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
1,800	1,500	Land Management Fund / Fonds pour l'aménagement des terres…………………………………………………………	1,800
1,800	1,500	TOTAL…………………………………………………………………	1,800

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PREVISIONS	2025–2026 REVISED / REVISEES	PROGRAM / PROGRAMME	2026–2027 ESTIMATE / PREVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Revenue / Recettes	
113,020	111,620	Chargebacks / Rétrofacturation…………………………………	117,201
800	800	Revenue from Sales of Vehicles and Equipment / Recettes provenant de la vente de véhicules et de matériel……………….	1,000
113,820	112,420	Total Revenue / Recettes globales…………………………….	118,201
		Expenditure / Dépenses	
120,487	121,487	Total Expenditures / Dépenses globales……………………….	123,917
(6,667)	(9,067)	Surplus (Deficit) / Excédent (Déficit)………………………….	(5,716)
		TO BE VOTED / À VOTER…………………………………….	0

--- Section 4 ---

REVENUE / RECETTES

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
12,871	14,687	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	13,893
237,291	193,382	Education and Early Childhood Development / Éducation et Développement de la petite enfance	265,855
3,000	3,200	Energy / Énergie	3,200
3,763	6,171	Environment and Local Government / Environnement et Gouvernements locaux	3,687
11,513,960	11,211,265	Finance and Treasury Board / Finances et Conseil du Trésor	11,788,266
11,248	9,017	General Government / Gouvernement général	8,988
176,304	177,245	Health / Santé	216,463
251,419	265,167	Justice and Public Safety / Justice et Sécurité publique	270,951
682	704	Legislative Assembly / Assemblée législative	712
99,003	58,195	Natural Resources / Ressources naturelles	68,838
57,120	65,910	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	63,469
6,100	10,951	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	7,600
662,344	657,021	Other Agencies / Autres organismes	704,184
139,129	147,414	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	132,907
1,062	962	Regional Development Corporation / Société de développement régional	962
67,359	79,359	Service of the Public Debt / Service de la dette publique	67,000
20,376	33,805	Social Development / Développement social	18,598
6,918	7,349	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	7,041
6,951	7,391	Transportation and Infrastructure / Transports et Infrastructure	7,374
13,276,900	12,949,195	Total - Gross Revenue from Ordinary Account / Recettes brutes de compte ordinaire	13,649,988
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
8,347	12,028	Finance and Treasury Board / Finances et Conseil du Trésor	12,508
4,627	4,624	Other Agencies / Autres organismes	4,684
12,974	16,652	Total - Inter-account Transactions / Opérations intercomptes	17,192
13,263,926	12,932,543	TOTAL - Ordinary Account (net) / Compte ordinaire (net)	13,632,796

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes et impôts	
2,561,000	2,454,000	Personal Income Tax / Impôt sur le revenu des particuliers	2,588,000
753,600	614,400	Corporate Income Tax / Impôt sur le revenu des sociétés	679,400
545,904	537,990	Provincial Real Property Tax / Impôt foncier provincial	557,522
2,319,500	2,245,500	Harmonized Sales Tax / Taxe de vente harmonisée	2,287,700
200,000	211,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	206,000
62,000	60,000	Tobacco Tax / Taxe sur le tabac	62,000
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
97,125	94,586	Insurance Premium Tax / Taxe sur les primes d'assurance	98,900
57,000	57,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	60,000
35,000	35,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	35,000
14,000	13,000	Cannabis Duty / Droit sur le cannabis	13,500
4,000	4,000	Vaping Duty / Droit sur les produits de vapotage	5,000
16,500	18,500	Penalties and Interest / Pénalités et intérêts	20,000
6,666,129	6,345,476	Sub-Total - Taxes / Total partiel - taxes et impôts	6,613,522
		Return on Investment / Produits de placements	
212,700	200,400	Net Income / Bénéfice net	250,200
89,862	98,737	Interest and Investment Income / Intérêts créditeurs et revenus de placements	85,987
800	3,399	Other / Autres	800
303,362	302,536	Sub-Total - Return on Investment / Total partiel - produits de placements	336,987
		Licences and Permits / Licences et permis	
149,702	158,077	Motor Vehicle / Véhicules à moteur	162,731
1,000	1,000	Liquor Control and Regulation / Réglementation des alcools	1,274
4,947	4,490	Fish and Wildlife / Poisson et faune	4,536
15	15	Forests / Forêts	15
3,835	4,135	Mines / Mines	4,135
13,327	15,625	General / Recettes générales	16,916
172,826	183,342	Sub-Total - Licences and Permits / Total partiel - licences et permis	189,607

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Sale of Goods and Services / Vente de biens et services	
75,314	81,728	Institutional / Établissements	82,124
56,998	59,430	Intergovernmental / Intergouvernementale	61,003
4,663	5,150	Provincial Parks / Parcs provinciaux	4,890
127,213	128,973	Leases and Rentals / Baux et locations	132,329
298,182	295,476	General / Recettes générales	297,878
562,370	570,757	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	578,224
		Royalties / Redevances	
77,300	31,200	Forests / Forêts	44,000
2,646	3,766	Mines / Mines	3,609
79,946	34,966	Sub-Total - Royalties / Total partiel - redevances	47,609
		Agency Revenues / Recettes des organismes	
185,310	179,629	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	183,734
23,000	20,900	Cannabis Management Corporation / Société de gestion du cannabis	21,050
208,310	200,529	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	204,784
6,733	5,836	Fines and Penalties / Amendes et peines	6,168
69,965	80,377	Miscellaneous / Recettes diverses	67,390
8,069,641	7,723,819	TOTAL - Own Source Revenue / Recettes de provenance interne	8,044,291

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
3,123,278	3,123,278	Fiscal Equalization Payments / Paiements de péréquation	3,360,010
1,127,700	1,147,467	Canada Health Transfer / Transfert canadien en matière de santé	1,203,400
359,200	365,482	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	376,000
1,866	1,866	Other / Autres	1,866
4,612,044	4,638,093	Sub-Total - Unconditional Grants - Canada / Total partiel - subventions inconditionnelles - Canada	4,941,276
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
36,282	44,017	Central Government Services / Services généraux du gouvernement	40,285
352,010	308,091	Education / Éducation	378,653
162,669	176,796	Health / Santé	203,359
4,549	4,549	Social Services / Services sociaux	4,549
39,705	53,830	Other / Autres recettes	37,575
595,215	587,283	Sub-Total - Conditional Grants - Canada / Total partiel - subventions conditionnelles - Canada	664,421
5,207,259	5,225,376	TOTAL - Grants from Canada / Subventions du Canada	5,605,697
13,276,900	12,949,195	TOTAL	13,649,988

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
0	185	Environment and Local Government / Environnement et Gouvernements locaux	0
7,196	7,196	Natural Resources / Ressources naturelles	3,711
50	0	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	0
16,224	12,753	Transportation and Infrastructure / Transports et Infrastructure	11,980
23,470	20,134	TOTAL	15,691

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
3,200	4,535	Other / Autres recouvrements	3,150
3,200	4,535	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	3,150
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
8,956	6,308	Transportation / Transports	2,750
2,018	1,047	Economic Development / Développement économique	2,630
9,296	8,244	Other / Autres recouvrements	7,161
20,270	15,599	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	12,541
23,470	20,134	TOTAL	15,691

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
67,252	67,252	Education and Early Childhood Development / Éducation et Développement de la petite enfance	67,252
110,560	95,820	Environment and Local Government / Environnement et Gouvernements locaux	114,082
66	66	Finance and Treasury Board / Finances et Conseil du Trésor	66
1,500	2,000	Health / Santé	1,750
17,901	19,477	Justice and Public Safety / Justice et Sécurité publique	29,498
8,624	8,403	Natural Resources / Ressources naturelles	7,680
510	350	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	350
2,849	2,671	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,659
5,620	5,656	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,671
650	1,965	Transportation and Infrastructure / Transports et Infrastructure	780
215,532	203,660	Total - Gross Revenue from Special Purpose Account / Recettes brutes de compte à but spécial	229,788
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
18,000	18,000	Environment and Local Government / Environnement et Gouvernements locaux	18,000
1,400	1,400	Health / Santé	1,400
19,400	19,400	Total - Inter-account Transactions / Opérations intercomptes	19,400
196,132	184,260	TOTAL - Special Purpose Account (net) / Compte à but spécial (net)	210,388

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
10	10	Archives Trust Account / Compte en fiducie pour les archives	10
3,130	3,130	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	3,130
62,000	50,563	Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	50,563
200	19	Canada Student Loans / Régime canadien de prêts aux étudiants	0
449	449	Canadian Family Justice Fund / Fonds canadien de justice familiale	699
0	500	Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	250
29,540	26,228	Climate Change Fund / Fonds pour les changements climatiques	44,179
510	350	CMHC Funding Account / Compte de financement de la SCHL	350
30	30	Computers for Schools / Ordinateurs pour les écoles	30
1,045	1,353	Crime Prevention / Prévention de la criminalité	1,577
1,020	1,029	Environmental Trust Fund / Fonds en fiducie pour l'environnement	1,340
11,200	11,200	First Nations Educational Fund / Fonds d'éducation des Premières nations	11,200
310	310	Fish Stocking Fund / Fonds destiné à l'empoissonnement	310
401	401	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	401
1,500	1,500	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500
606	606	International Education Services / Services d'éducation internationale	606
650	1,965	Land Management Fund / Fonds pour l'aménagement des terres	780
300	312	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
2,233	2,714	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,669
207	203	National Safety Code Agreement / Entente concernant le Code national de sécurité	203
10,872	11,203	NB 911 Service Fund / Fonds pour le service d'urgence NB 911	22,288
79	115	Parlee Beach Maintenance / Entretien de la plage Parlee	130
5,000	4,000	Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés	4,000
150	160	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
2,743	2,734	Recoverable Projects / Projets à frais recouvrables	2,359
18,000	18,000	Regional Services Support Fund / Fonds d'aide aux services régionaux	18,000
190	190	Scholarships and Trusts / Bourses et fiducies	190
47,100	47,100	School District Projects / Projets de districts scolaires	47,100
8,126	8,126	School District Self-sustaining Funds / Fonds autonomes de districts scolaires	8,126
2,000	2,000	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	2,000
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
230	300	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	250
1,705	2,005	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	2,005
2,715	3,095	Victim Services Account / Compte pour les services aux victimes	1,662
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,215	1,694	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,365
215,532	203,660	TOTAL	229,788

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
		Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	
5,274	4,912	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,065
186,002	142,901	Regional Development Corporation / Société de développement régional	174,284
8,600	10,719	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	9,042
113,820	112,420	Transportation and Infrastructure / Transports et Infrastructure	118,201
313,696	270,952	Total - Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	306,592
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
3,735	3,872	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,988
43,000	37,000	Regional Development Corporation / Société de développement régional	40,000
113,020	111,620	Transportation and Infrastructure / Transports et Infrastructure	117,201
159,755	152,492	Total - Inter-account Transactions / Opérations intercomptes	161,189
153,941	118,460	TOTAL - Special Operating Agencies (net) / Organismes de services spéciaux (net)	145,403

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
16,000	7,400	Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement	31,330
169,513	135,061	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	142,954
5,187	6,638	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	5,394
1,536	1,681	Mactaquac Golf Course / Terrain de golf Mactaquac	1,622
5,274	4,912	New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	5,065
489	440	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	0
624	723	Other Provincial Parks / Autres parcs provinciaux	712
768	1,004	Parlee Beach Campground / Terrain de camping de la plage Parlee	780
485	673	Sugarloaf Lodge / Pavillon Sugarloaf	534
113,820	112,420	Vehicle Management Agency / Agence de gestion des véhicules	118,201
313,696	270,952	TOTAL	306,592

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026–2027 ESTIMATE / PRÉVISIONS
900	2,000	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,200
3,727	3,727	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727
10,000	10,000	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	10,000
45,000	47,253	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	45,000
59,627	62,980	TOTAL	59,927

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
700	700	Interest on Loans / Intérêts sur prêts	700
700	700	Sub-Total - Return on Investment / Total partiel - produits de placements	700
		Licences and Permits / Licences et permis	
		General / Recettes générales	
18	18	Farm Products Commission - Licences / Commission des produits de ferme - permis	18
225	225	Fish Processing and Buyers Licences / Permis de traitement du poisson et permis d'acheteurs	225
243	243	Sub-Total - Licences and Permits / Total partiel - licences et permis	243
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
225	233	New Brunswick Aquarium and Marine Centre / Aquarium et Centre marin du Nouveau-Brunswick	247
		Leases and Rentals / Baux et locations	
622	622	Aquaculture Leases / Baux d'aquaculture	622
245	297	Blueberry Leases / Baux de bleuetières	245
0	31	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	0

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
210	210	Potato Plantlet Sales / Vente de plantules de pomme de terre	210
4,927	4,620	Veterinary Services / Services vétérinaires	4,927
6,229	6,013	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,251
		Miscellaneous / Recettes diverses	
10	1,010	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	1,010
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
60	92	Other Miscellaneous Revenue / Autres recettes diverses	60
71	1,103	Sub-Total - Miscellaneous / Total partiel - recettes diverses	1,071
7,243	8,059	**TOTAL - Own Source Revenue / Recettes de provenance interne**	8,265
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recettes	
800	800	NB Agricultural Insurance Commission / Commission de l'assurance agricole du N.-B.	800
4,828	5,828	Sustainable Canadian Agricultural Partnership / Partenariat canadien pour une agriculture durable	4,828
5,628	6,628	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	5,628
12,871	14,687	**TOTAL**	13,893

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
300	600	*Agricultural Development Act / Loi sur l'aménagement agricole*	400
600	1,400	*Fisheries and Aquaculture Development Act / Loi sur le développement des pêches et de l'aquaculture*	800
900	2,000	**TOTAL**	1,200

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		General / Recettes générales	
170	170	Other Licences and Permits / Autres licences et permis	340
170	170	Sub-Total - Licences and Permits / Total partiel - licences et permis	340
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
11,200	11,200	Tuition Fees / Frais de scolarité	11,200
11,200	11,200	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	11,200
		Miscellaneous / Recettes diverses	
200	200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	200
30	30	Other Miscellaneous Revenue / Autres recettes diverses	30
230	230	Sub-Total - Miscellaneous / Total partiel - recettes diverses	230
11,600	11,600	**TOTAL - Own Source Revenue / Recettes de provenance interne**	11,770

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
15,530	19,730	Canada-New Brunswick Agreement on French First-Language Education and Second-Language Instruction / Entente Canada-Nouveau-Brunswick relative à l'enseignement en français langue première et à l'enseignement de la langue seconde	19,812
13,400	13,400	Multilateral Early Learning and Child Care Framework / Cadre multilatéral d'apprentissage et de garde des jeunes enfants	14,588
189,663	144,093	Canada-New Brunswick Early Learning and Child Care Agreement / Accord Canada-Nouveau-Brunswick sur l'apprentissage et la garde des jeunes enfants	208,261
7,098	4,559	Education - other / Éducation - autre	11,424
225,691	181,782	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	254,085
237,291	193,382	**TOTAL**	265,855

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Computers for Schools / Ordinateurs pour les écoles	
		Own Source Revenue / Recettes de provenance interne	
30	30	Miscellaneous Revenue / Recettes diverses	30
30	30	**TOTAL - Computers for Schools / Ordinateurs pour les écoles**	30
		First Nations Educational Fund / Fonds d'éducation des Premières nations	
		Own Source Revenue / Recettes de provenance interne	
11,200	11,200	Miscellaneous Revenue / Recettes diverses	11,200
11,200	11,200	**TOTAL - First Nations Educational Fund / Fonds d'éducation des Premières nations**	11,200
		International Education Services / Services d'éducation internationale	
		Own Source Revenue / Recettes de provenance interne	
606	606	Miscellaneous Revenue / Recettes diverses	606
606	606	**TOTAL - International Education Services / Services d'éducation internationale**	606
		Scholarships and Trusts / Bourses et fiducies	
		Own Source Revenue / Recettes de provenance interne	
30	30	Return on Investment / Produits de placements	30
160	160	Miscellaneous Revenue / Recettes diverses	160
190	190	**TOTAL - Scholarships and Trusts / Bourses et fiducies**	190

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		School District Projects / Projets de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
47,100	47,100	Miscellaneous Revenue / Recettes diverses	47,100
47,100	47,100	**TOTAL - School District Projects / Projets de districts scolaires**	47,100
		School District Self-sustaining Funds / Fonds autonomes de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
3,000	3,000	Sale of Goods and Services / Vente de biens et services	3,000
5,126	5,126	Miscellaneous Revenue / Recettes diverses	5,126
8,126	8,126	**TOTAL - School District Self-sustaining Funds / Fonds autonomes de districts scolaires**	8,126
67,252	67,252	**TOTAL**	67,252

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		Mines / Mines	
3,000	3,200	Gas Distribution Fees / Droits pour la distribution du gaz	3,200
3,000	3,200	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,200
3,000	3,200	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,200
3,000	3,200	**TOTAL**	3,200

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
34	34	Other Interest Income / Autres intérêts créditeurs	34
34	34	Sub-Total - Return on Investment / Total partiel - produits de placements	34
		Licences and Permits / Licences et permis	
		General / Recettes générales	
660	660	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	660
937	937	Air Quality and Industrial Waste Control - Designated Revenue / Contrôle de la qualité de l'air et des déchets industriels - recettes réservées	937
264	301	Petroleum Products Storage Systems / Réservoirs de stockage des produits pétroliers	264
0	21	Well Drillers and Contractors Licences / Permis de foreurs de puits et d'entrepreneurs en forage de puits	0
40	40	Other Licences and Permits / Autres licences et permis	40
90	90	Pesticide Permits / Pesticides - licences	96
21	24	Septage Licences / Licences de transporteurs de boues septiques	22
160	160	Marine Aquaculture Cage Operations / Exploitation de cages d'aquaculture marine	136
1,234	1,234	Water Quality and Industrial Waste Control / Contrôle de la qualité de l'eau et des déchets industriels	1,234
3,406	3,467	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,389
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
110	112	Environmental Property Searches - Designated Revenue / Vérification des biens immobiliers à des fins environnementales - recettes réservées	110

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
50	0	Flood Forecasting / Prévisions d'inondations	0
108	97	Water and Sewage Systems - User Fees / Réseaux d'eau et d'égouts - frais aux usagers	99
0	7	Analytical Services / Services d'analyse	0
55	43	Sales and Services - Other / Ventes et services - autres	55
323	259	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	264
		Miscellaneous / Recettes diverses	
0	2,411	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	2,411	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0
3,763	6,171	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,687
3,763	6,171	**TOTAL**	3,687

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
0	185	Other / Autres recouvrements	0
0	185	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	0
0	185	**TOTAL**	0

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
62,000	50,563	Economic Development / Développement économique	50,563
62,000	50,563	**TOTAL - Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada**	50,563
		Climate Change Fund / Fonds pour les changements climatiques	
		Own Source Revenue / Recettes de provenance interne	
		Miscellaneous / Recettes diverses	
19,283	26,228	Output-Based Pricing System - Electricity Stream / Système de tarification fondé sur le rendement - volet d'électricité	33,922
10,257	0	Output-Based Pricing System - Industry Stream / Système de tarification fondé sur le rendement - volet industriel	10,257
29,540	26,228	**TOTAL - Climate Change Fund / Fonds pour les changements climatiques**	44,179
		Environmental Trust Fund / Fonds en fiducie pour l'environnement	
		Own Source Revenue / Recettes de provenance interne	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
559	559	Other Interest Income / Autres intérêts créditeurs	477
461	461	Investment Income / Revenus de placements	863
1,020	1,020	Sub-Total - Return on Investment / Total partiel - produits de placements	1,340
		Miscellaneous / Recettes diverses	
0	9	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
1,020	1,029	**TOTAL - Environmental Trust Fund / Fonds en fiducie pour l'environnement**	1,340

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Regional Services Support Fund / Fonds d'aide aux services régionaux	
		Own Source Revenue / Recettes de provenance interne	
18,000	18,000	Transfers from Departments / Transferts des ministères *	18,000
18,000	18,000	**TOTAL - Regional Services Support Fund / Fonds d'aide aux services régionaux**	18,000
110,560	95,820	**TOTAL**	114,082

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes	
		Taxes on Income / Impôts sur le revenu	
		Personal / Particuliers	
2,561,000	2,454,000	Provincial Income Tax - Individuals / Impôt provincial sur le revenu des particuliers	2,588,000
		Corporations / Sociétés	
753,600	614,400	Provincial Income Tax - Corporations / Impôt provincial sur le revenu des sociétés	679,400
3,314,600	3,068,400	Sub-Total - Taxes on Income / Total partiel - impôts sur le revenu	3,267,400
		Taxes on Property / Impôts sur les biens fonciers	
		Provincial Tax / Impôt provincial	
537,557	525,962	Provincial Real Property Tax (net) / Impôt foncier provincial (net)	545,014
8,347	12,028	Inter-account transactions / Opérations intercomptes	12,508
545,904	537,990	Sub-Total - Taxes on Property / Total partiel - impôts sur les biens fonciers	557,522
		Taxes on Consumption / Taxes à la consommation	
		Retail Sales / Ventes au détail	
2,411,500	2,337,500	Harmonized Sales Tax / Taxe de vente harmonisée	2,379,700
(92,000)	(92,000)	Less: HST Credit for Low- and Middle-Income Families / Moins : Crédit pour la TVH à l'intention des familles à revenu faible ou moyen	(92,000)
2,319,500	2,245,500	HST: net of credit / TVH : déduction faite du crédit	2,287,700

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Gasoline and Motive Fuels / Essence et carburants	
200,000	211,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	206,000
		Tobacco / Tabac	
62,000	60,000	Tobacco Tax / Taxe sur le tabac	62,000
		Pari-Mutuel / Pari mutuel	
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
2,582,000	2,517,000	Sub-Total - Taxes on Consumption / Total partiel - taxes à la consommation	2,556,200
		Other Taxes / Autres taxes	
		Other / Autres recettes	
91,325	88,056	Insurance Premium Tax / Taxes sur les primes d'assurance	92,500
57,000	57,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	60,000
35,000	35,000	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	35,000
14,000	13,000	Cannabis Duty / Droit sur le cannabis	13,500
4,000	4,000	Vaping Duty / Droit sur les produits de vapotage	5,000
201,325	197,056	Sub-Total - Other Taxes / Total partiel - autres taxes	206,000
		Penalties and Interest / Pénalités et intérêts	
16,500	18,500	Penalties and Interest / Pénalités et intérêts	20,000
6,660,329	6,338,946	**TOTAL - Taxes / Taxes**	6,607,122

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
179,435	173,654	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	177,474
		Cannabis Management Corporation / Société de gestion du cannabis	
23,000	20,900	Cannabis Revenue / Recettes du cannabis	21,050
202,435	194,554	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	198,524
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
15	15	Consumption Tax Status Reports / Rapports sur la taxe à la consommation	15
37,000	37,458	Service Charges / Frais de services	39,292
35	35	Small Business Investor Tax Credit / Crédit d'impôt pour les investisseurs dans les petites entreprises	35
700	700	Tax Certificates - Sales / Certificats d'impôt - ventes	600
12	12	Sales and Services - Other / Ventes et services - autres	12
37,762	38,220	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	39,954
		Fines and Penalties / Amendes et peines	
0	62	Consumption Taxes - Fines / Taxes à la consommation - amendes	0
0	62	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	0
		Miscellaneous / Recettes diverses	
50	50	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	50
650	650	Insurance Recoveries / Recouvrements d'assurances	650
690	690	Other Miscellaneous Revenue / Autres recettes diverses	690
1,390	1,390	Sub-Total - Miscellaneous / Total partiel - recettes diverses	1,390
6,901,916	6,573,172	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,846,990

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
		Fiscal Equalization / Péréquation fiscale	
3,123,278	3,123,278	Fiscal Equalization Payments / Paiements de péréquation fiscale	3,360,010
		Canada Health and Social Transfers / Transferts canadiens en matière de santé et de programmes sociaux	
1,127,700	1,147,467	Canada Health Transfer / Transfert canadien en matière de santé	1,203,400
359,200	365,482	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	376,000
		Other / Autres	
1,866	1,866	Statutory Subsidies / Subventions légales	1,866
4,612,044	4,638,093	**TOTAL - Unconditional Grants - Canada / Subventions inconditionnelles - Canada**	4,941,276
11,513,960	11,211,265	**TOTAL**	11,788,266

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Archives Trust Account / Compte en fiducie pour les archives	
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
10	10	Other Unconditional Grants / Autres subventions inconditionnelles	10
10	10	**TOTAL - Archives Trust Account / Compte en fiducie pour les archives**	10
		Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	
		Own Source Revenue / Recettes de provenance interne	
29	29	Return on Investment / Produits de placements	29
27	27	Miscellaneous / Recettes diverses	27
56	56	**TOTAL - Strait Crossing Finance Inc. / Strait Crossing Finance Inc.**	56
66	66	**TOTAL**	66

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Intergovernmental Affairs / Affaires intergouvernementales	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres	
6,410	4,539	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	4,510
6,410	4,539	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	4,510
6,410	4,539	**TOTAL - Intergovernmental Affairs / Affaires intergouvernementales**	4,510
		Office of Women and Gender Equity / Bureau de l'équité des femmes et des genres	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres	
4,838	4,478	Other Conditional Grants / Autres subventions conditionnelles	4,478
4,838	4,478	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	4,478
4,838	4,478	**TOTAL - Office of Women and Gender Equity / Bureau de l'équité des femmes et des genres**	4,478
11,248	9,017	**TOTAL**	8,988

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
75	75	Other Interest Income / Autres intérêts créditeurs	75
75	75	Sub-Total - Return on Investment / Total partiel - produits de placements	75
		Licences and Permits / Licences et permis	
		General / Recettes générales	
100	100	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	100
871	897	Food Premises Licences / Permis d'établissements de service alimentaire	871
100	100	Other Licences and Permits / Autres licences et permis	100
400	400	Sewage System Application and Installer Licences / Système d'égouts - application et permis d'installateur	400
1,471	1,497	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,471
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
3,000	3,000	Ambulance Services - New Brunswick Residents / Services ambulanciers - résidents du Nouveau-Brunswick	3,000
700	709	Ambulance Services - Out-of-Province Residents / Services ambulanciers - résidents hors province	700
0	10	Ambulance Services-Air Ambulance / Services d'ambulance-ambulance aérienne	0
350	350	Hospital Services - Third Party Recoveries / Services hospitaliers - recouvrements auprès des tiers	350
50	50	Medical Services Plan - Third Party Recoveries / Régime de services médicaux - recouvrements auprès des tiers	50
42,187	42,188	Recovery Levy / Prélèvement pour recouvrement	42,187
46,287	46,307	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	46,287

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
350	350	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	350
100	(3)	Other Miscellaneous Revenue / Autres recettes diverses	100
450	347	Sub-Total - Miscellaneous / Total partiel - recettes diverses	450
48,283	48,226	**TOTAL - Own Source Revenue / Recettes de provenance interne**	48,283
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Health / Santé	
0	469	Canada Health Infoway Master Services Agreement / Contrat cadre de service d'Inforoute Santé du Canada	230
12,490	12,528	Home Care Services / Services de soins à domicile	12,490
12,415	12,528	Mental Health Services / Services de santé mentale	12,415
91,695	92,073	FPT Bilateral Health Agreement (2023-2033) / Entente bilatérale FPT sur la santé (2023-2033)	91,695
10,792	10,792	National Strategy for Drugs for Rare Diseases / Stratégie nationale visant les médicaments pour le traitement des maladies rares	10,721
629	629	Health - Other / Santé - autre	40,629
128,021	129,019	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	168,180
176,304	177,245	**TOTAL**	216,463

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	
		Own Source Revenue / Recettes de provenance interne	
0	500	Cannabis Revenue / Recettes du cannabis	250
0	500	**TOTAL - Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis**	250
		Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	
		Own Source Revenue / Recettes de provenance interne	
100	100	Return on Investment / Produits de placements	100
1,400	1,400	Transfers from Departments / Transferts des ministères *	1,400
1,500	1,500	**TOTAL - Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé**	1,500
1,500	2,000	**TOTAL**	1,750

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY / MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Other Taxes / Autres taxes	
		Taxes on Insurance Premiums / Taxes sur les primes d'assurance	
5,800	6,530	*Fire Prevention Act / Loi sur la prévention des incendies*	6,400
5,800	6,530	Sub-Total - Other Taxes / Total partiel - autres taxes	6,400
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
45	46	Other Interest Income / Autres intérêts créditeurs	44
2	3	Foreign Exchange / Opérations de change	2
47	49	Sub-Total - Return on Investment / Total partiel - produits de placements	46
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
124,120	128,900	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	133,070
21,500	24,685	*Motor Vehicle Act* - Drivers Licencing / *Loi sur les véhicules à moteur* - permis de conduire	25,382
1,750	1,760	*Off-Road Vehicle Act / Loi sur les véhicules hors route*	1,799
630	630	International Registration Plan (IRP) - Designated Revenue / Plan d'immatriculation international (PII) - recettes réservées	630
		Liquor Control and Regulation / Réglementation des alcools	
1,000	1,000	Liquor Licencing Board / Commission des licences et permis d'alcool	1,274

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
17	20	Amusement Devices - Registration and Inspection / Attractions mécaniques - enregistrement et inspection	18
9	6	Salvage Dealers Licences / Licences de brocanteurs	8
185	242	Private Investigators and Security Guards - Licences / Licences de détectives privés et de gardiens	200
1,900	2,073	Boiler and Pressure Vessel Design and Inspection / Frais d'inspection et de conception des chaudières et appareils à pression	3,175
550	509	Gas, Propane, etc. - Licences and Permits / Gaz, propane, etc. - licences et permis	683
900	938	Elevator Specification and Inspection / Frais de devis et d'inspection des ascenseurs	1,117
2,750	3,044	Electrical Installations and Inspections - Licences, etc. / Montage et inspection des installations électriques - licences, etc.	3,666
1,100	1,433	Plumbing - Licences and Permits / Plomberie - licences et permis	1,648
30	20	New Brunswick Film Classification Board - Licences and Fees / Bureau de cote des films du Nouveau-Brunswick - permis et droits	25
156,441	165,260	Sub-Total - Licences and Permits / Total partiel - licences et permis	172,695
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
1,870	1,971	Sale of Goods and Services - Other - Designated Revenue / Vente de biens et services - autres - recettes réservées	1,950
		Intergovernmental / Recettes intergouvernementales	
53,066	52,670	Recoveries from Municipalities - RCMP / Recouvrements des municipalités - GRC	53,856

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
4	5	*Provincial Offences Procedure Act* - Administration Fees / *Loi sur la procédure applicable aux infractions provinciales* - frais d'administration	4
4	3	Certified Copies of Documents - Fees / Copies conformes de documents - frais	4
175	165	Divorce - Fees / Divorce - frais	175
2,790	3,467	Probate Court / Cour des successions	6,530
80	62	Court Transcripts - Fees / Transcription de la cour - droits	89
76	76	Data Services / Services informatiques	76
15	19	Appeal Court Fees / Cour d'appel - droits	23
350	500	Sheriffs - Fees / Shérifs - droits	400
450	404	Court of King's Bench - Filing Fees / Cour du Banc du Roi - droits de greff	567
174	156	Small Claims Fees / Petites créances - frais	213
50	60	Office of Support Enforcement / Bureau de l'exécution des ordonnances de soutien	55
21	21	Certificates of Conviction / Certificats de déclaration de culpabilité	21
59,125	59,579	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	63,963

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
20	17	*Liquor Control Act* - Fines / *Loi sur la réglementation des alcools* - amendes	18
1,100	612	Provincial Court - Fines - Criminal Code / Cour provinciale - amendes - Code criminel	800
200	100	Provincial Court - Fines - Provincial and Municipal Statutes / Cour provinciale - amendes - lois provinciales et arrêtés municipaux	200
3	12	Court of King's Bench - Fines / Cour du Banc du Roi - amendes	5
20	66	*Contraventions Act* - Fines / Amendes relatives à la *Loi sur les contraventions*	30
5,000	4,538	*Motor Vehicle Act* - Fines / *Loi sur les véhicules à moteur* - amendes	4,700
13	12	Court Costs - Recoveries / Frais judiciaires - recouvrements	13
5	0	Bail Forfeitures / Cautionnements confisqués	5
100	143	*Off-Road Vehicle Act* - Fines / *Loi sur les véhicules hors route* - amendes	125
2	2	*Tobacco Sales Act* - Fines / *Loi sur les ventes de tabac* - amendes	2
2	4	*Transportation of Dangerous Goods Act* - Fines / *Loi sur le transport des marchandises dangereuses* - amendes	2
6,465	5,506	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	5,900
		Miscellaneous / Recettes diverses	
0	9	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	5
1	0	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	1
7	6	NSF Cheque Charge / Frais pour chèques sans provision	6
2,735	1,052	Other Miscellaneous Revenue / Autres recettes diverses	2,815
2,743	1,067	Sub-Total - Miscellaneous / Total partiel - recettes diverses	2,827
230,621	237,991	**TOTAL - Own Source Revenue / Recettes de provenance interne**	251,831

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
3,837	3,837	Criminal Legal Aid / Aide juridique en matière pénale	3,754
975	1,180	Gun Control - Designated Revenue / Réglementation des armes à feu - recettes réservées	1,180
		Social Services / Services sociaux	
4,549	4,549	*Youth Criminal Justice Act / Loi sur le système de justice pénale pour les adolescents*	4,549
		Other / Autres	
10,737	16,910	Federal Recoveries from Disaster Financial Assistance Program / Recouvrements du Programme fédéral d'aide financière en cas de catastrophe	9,237
400	400	Indigenous Court Worker Agreement / Accord sur les auxiliaires de justice autochtones	400
300	300	Intensive Rehabilitative Custody and Supervision Program / Programme de placement et de surveillance dans le cadre d'un programme intensif de réadaptation	0
20,798	27,176	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	19,120
251,419	265,167	**TOTAL**	270,951

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Canadian Family Justice Fund / Fonds canadien de justice familiale	
		Own Source Revenue / Recettes de provenance interne	
449	449	Miscellaneous / Recettes diverses	699
449	449	**TOTAL - Canadian Family Justice Fund / Fonds canadien de justice familiale**	699
		Crime Prevention / Prévention de la criminalité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,045	1,353	Other / Autres recettes	1,577
1,045	1,353	**TOTAL - Crime Prevention / Prévention de la criminalité**	1,577
		Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	
		Own Source Revenue / Recettes de provenance interne	
1,631	1,803	Fines and Penalties / Amendes et peines	1,666
602	911	Miscellaneous / Recettes diverses	1,003
2,233	2,714	**TOTAL - Municipal Police Assistance Account / Compte d'aide aux services de police municipaux**	2,669
		National Safety Code Agreement / Entente concernant le Code national de sécurité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
207	203	Transportation / Transports	203
207	203	**TOTAL - National Safety Code Agreement / Entente concernant le Code national de sécurité**	203

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		NB 911 Service Fund / Fonds pour le service d'urgence NB 911	
		Own Source Revenue / Recettes de provenance interne	
10,872	11,203	Sale of Goods and Services / Vente de biens et services	22,288
10,872	11,203	**TOTAL - NB 911 Service Fund / Fonds pour le service d'urgence NB 911**	22,288
		Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	
		Own Source Revenue / Recettes de provenance interne	
150	160	Fines and Penalties / Amendes et peines	150
150	160	**TOTAL - Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité**	150
		Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	
		Own Source Revenue / Recettes de provenance interne	
230	300	Licences and Permits / Licences et permis	250
230	300	**TOTAL - Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies**	250

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Victim Services Account / Compte pour les services aux victimes	
		Own Source Revenue / Recettes de provenance interne	
1,350	1,495	Fines and Penalties / Amendes et peines	1,450
2	2	Miscellaneous / Recettes diverses	2
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,363	1,598	Victims Fund / Fonds d'aide aux victimes	210
2,715	3,095	**TOTAL - Victim Services Account / Compte pour les services aux victimes**	1,662
17,901	19,477	**TOTAL**	29,498

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
2	3	Private Bills - Fees / Projets de loi d'intérêt privé - frais	2
2	3	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2
		Miscellaneous / Recettes diverses	
680	701	Other Miscellaneous Revenue / Autres recettes diverses	710
680	701	Sub-Total - Miscellaneous / Total partiel - recettes diverses	710
682	704	**TOTAL - Own Source Revenue / Recettes de provenance interne**	712
682	704	**TOTAL**	712

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
125	125	Other Interest Income / Autres intérêts créditeurs	125
1	1	Foreign Exchange / Opérations de change	1
126	126	Sub-Total - Return on Investment / Total partiel - produits de placements	126
		Licences and Permits / Licences et permis	
		Fish and Wildlife / Poisson et faune	
734	277	Angling Leases / Baux de pêche à la ligne	323
200	200	Angling Permit - Crown Reserve Waters / Permis de pêche à la ligne - eaux de la Couronne réservées	200
900	900	Angling Licences / Permis de pêche à la ligne	900
950	950	Hunting Licences - Moose / Permis de chasse - orignal	950
1,000	1,000	Hunting Licences - Deer, Game and Bird / Permis de chasse - chevreuil, faune et gibier à plumes	1,000
400	400	Hunting Licences - Bear / Permis de chasse - ours	400
45	45	Hunting Licences - Varmint / Permis de chasse - animaux nuisibles	45
15	15	Fish and Wildlife - Other / Poisson et faune - autres	15
46	46	Trapping Licences - Rabbit and Fur Harvester / Permis de trappeurs - lapins et animaux à fourrure	46
70	70	Guides' Badges / Insignes de guides	70
560	560	Hunting Licence Bundles / Forfaits de permis de chasse	560
27	27	Hunting Licences - Wild Turkey / Permis de chasse - dindon sauvage	27
		Forests / Forêts	
10	10	Forest Fire - Recoveries / Incendies de forêt - recouvrements	10
5	5	Scalers' Licences / Permis de mesureurs	5
		Mines / Mines	
74	74	Mining Leases and Agreements / Baux miniers et accords	74
500	600	Mineral Claims and Prospecting Licences / Concessions minières et permis de prospection	600

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Mines (continued) / Mines (suite)	
16	16	Petroleum and Natural Gas Leases and Licences / Baux et licences d'exploitation du pétrole et du gaz naturel	16
53	53	Sand and Gravel Leases / Baux d'exploitation du sable et du gravier	53
119	119	Peat Moss Leases / Baux d'exploitation de la tourbe	119
72	72	Potash Leases / Baux d'exploitation de la potasse	72
1	1	Gypsum Leases / Baux d'exploitation du gypse	1
		General / Recettes générales	
1	5	Protected Natural Areas / Zones naturelles protégées	1
22	22	Wreath Tipping Permits / Permis pour couronnes de Noël	22
5,820	5,467	Sub-Total - Licences and Permits / Total partiel - licences et permis	5,509
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
40	40	Fire Recovery - Out-of-Province / Recouvrements liés aux incendies - à l'extérieur de la province	40
972	3,800	Fire Recovery - Out-of-Province - Designated Revenue / Recouvrements liés aux incendies - à l'extérieur de la province - recettes réservées	3,972
		Provincial Parks / Parcs provinciaux	
14	14	Park Leases / Baux de parcs	14
		Leases and Rentals / Baux et locations	
160	284	Land Rentals - Other / Locations de terrains - autres	160
1	1	Tidal Power Licence/Lease / Permis/bail pour l'énergie marémotrice	1
1,680	1,680	Recreational Leases / Concessions à bail relatives aux loisirs	1,680
275	275	Land Leases - Other / Baux de terrains - autres	275
627	627	Non-fibre Forestry Leases / Concessions à bail relatives à l'exploitation non fibreuse du bois	627
300	300	Commercial Leases / Concessions à bail commerciales	300
6	6	Railway Land Leases / Concessions à bail de terres de la voie ferrée	6
1,900	2,100	Wind Power Licence/Lease / Permis/bail pour l'énergie éolienne	2,100

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
31	31	Maps and Aerial Photos - Sales / Cartes et photos aériennes - ventes	31
350	350	Musquash River Projects - Sales / Projet de la rivière Musquash - ventes	350
50	65	Seminars - Fees / Colloques - frais	50
15	15	Seed Extraction and Storage Fee / Frais d'extraction et d'entreposage des semences	15
15	15	Tree Seed Sales / Ventes de semences d'arbres	15
275	275	Conservation Education - Designated Revenue / Formation en conservation - recettes réservées	275
100	100	Sales and Services - Other / Ventes et services - autres	100
6,811	9,978	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	10,011
		Royalties / Redevances	
		Forests / Forêts	
73,000	27,500	Timber Royalty / Redevance forestière	40,200
4,000	3,400	Royalties - Timber - First Nations - Designated Revenue / Redevances forestières - Premières Nations - recettes réservées	3,500
300	300	Timber Permit Sales / Ventes d'autorisations de coupe	300
		Mines / Mines	
31	31	Royalties on Oil / Redevances sur le pétrole	31
700	700	Royalties on Peat Moss / Redevances sur la tourbe	700
400	400	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	400
690	690	Royalties on Salt / Redevances sur le sel	690
725	725	Royalties on Natural Gas / Redevances sur le gaz naturel	725
100	63	Royalties on Gypsum / Redevances sur le gypse	63
79,946	33,809	Sub-Total - Royalties / Total partiel - redevances	46,609

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
100	100	Fines - Other / Autres amendes	100
90	90	Fish and Wildlife - Fines / Poisson et faune - amendes	90
5	5	Forest Fire - Fines / Incendies de forêt - amendes	5
40	40	Harvesting Penalties / Amendes - coupe de bois	40
3	3	Transportation Certificate - Fines / Certificat de transport - amendes	3
238	238	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	238
		Miscellaneous / Recettes diverses	
12	3	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	3
2	5	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	2
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
0	2,350	Insurance Recoveries / Recouvrements d'assurances	0
5	5	Other Miscellaneous Revenue / Autres recettes diverses	5
20	2,364	Sub-Total - Miscellaneous / Total partiel - recettes diverses	11
92,961	51,982	**TOTAL - Own Source Revenue / Recettes de provenance interne**	62,504
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
3,875	3,875	Fighting and Managing Wildfires in a Changing Climate Program / Programme combattre et gérer les feux de forêt dans un climat en changement	3,875
2,085	2,085	FireSmart Canada Program / Programme Intelli-feu Canada	2,085
82	253	Other Conditional Grants / Autres subventions conditionnelles	374
6,042	6,213	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	6,334
99,003	58,195	**TOTAL**	68,838

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
50	50	Other Land Sales / Autres ventes de terrains	50
50	50	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	50
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
		Other / Autres recouvrements	
7,146	7,146	2 Billion Trees Program / Programme 2 milliards d'arbres	3,661
7,146	7,146	**TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada**	3,661
7,196	7,196	**TOTAL**	3,711

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Fish Stocking Fund / Fonds destiné à l'empoissonnement	
		Own Source Revenue / Recettes de provenance interne	
310	310	Licences and Permits / Licences et permis	310
310	310	**TOTAL - Fish Stocking Fund / Fonds destiné à l'empoissonnement**	310
		Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés	
		Own Source Revenue / Recettes de provenance interne	
5,000	4,000	Royalties / Redevances	4,000
5,000	4,000	**TOTAL - Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés**	4,000
		Recoverable Projects / Projets à frais recouvrables	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
394	394	Other / Autres recettes	0
394	394	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	0
		Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	
		Own Source Revenue / Recettes de provenance interne	
5	5	Return on Investment / Produits de placements	5
1,700	2,000	Licences and Permits / Licences et permis	2,000
1,705	2,005	**TOTAL - Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers**	2,005

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Wildlife Trust Fund / Fonds en fiducie pour la faune	
		Own Source Revenue / Recettes de provenance interne	
10	10	Return on Investment / Produits de placements	10
1,200	1,679	Licences and Permits / Licences et permis	1,350
5	5	Sale of Goods and Services / Vente de biens et services	5
1,215	1,694	**TOTAL - Wildlife Trust Fund / Fonds en fiducie pour la faune**	1,365
8,624	8,403	**TOTAL**	7,680

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1,000	1,000	Interest on Loans / Intérêts sur prêts	1,000
		Other / Autres recettes	
800	800	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	800
1,800	1,800	Sub-Total - Return on Investment / Total partiel - produits de placements	1,800
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
21,860	21,860	Rents - Public Housing Units / Loyers - unités de logement sociaux	23,418
1,850	2,900	Rents - Residential Units / Loyers - unités résidentielles	2,800
		General / Recettes générales	
80	0	Administration Fees - CMHC / Frais administratifs - SCHL	0
10	0	Delivery Fees - CMHC / Frais de livraison - SCHL	0
23,800	24,760	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	26,218
		Miscellaneous / Recettes diverses	
50	350	Other Miscellaneous Revenue / Autres recettes diverses	100
50	350	Sub-Total - Miscellaneous / Total partiel - recettes diverses	100
25,650	26,910	**TOTAL - Own Source Revenue / Recettes de provenance interne**	28,118

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
31,470	39,000	Recoveries - CMHC / Sommes recouvrées - SCHL	35,351
31,470	39,000	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	35,351
57,120	65,910	**TOTAL**	63,469

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autre recouvrements	
49	0	Other Land Sales / Autres ventes de terrains	0
1	0	Other - Housing / Autre - Logements	0
50	0	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	0
50	0	**TOTAL**	0

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		CMHC Funding Account / Compte de financement de la SCHL	
		Own Source Revenue / Recettes de provenance interne	
510	350	Return on Investment / Produits de placements	350
510	350	**TOTAL - CMHC Funding Account / Compte de financement de la SCHL**	350
510	350	**TOTAL**	350

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
3,727	3,727	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727
3,727	3,727	**TOTAL**	3,727

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5,000	3,768	Interest on Loans / Intérêts sur prêts	5,500
0	900	Investment Income / Revenus de placements	0
		Other / Autres recettes	
0	2,599	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	0
5,000	7,267	Sub-Total - Return on Investment / Total partiel - produits de placements	5,500
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
0	1	Land Rentals - Other / Location de terrains - autres	0
		General / Recettes générales	
1,100	943	Designated Revenues / Recettes réservées	1,100
1,100	944	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	1,100
		Royalties / Redevances	
		Mines / Mines	
0	1,157	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	1,000
0	1,157	Sub-Total - Royalties / Total partiel - redevances	1,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
0	1,278	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	1,278	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0
6,100	10,646	**TOTAL - Own Source Revenue / Recettes de provenance interne**	7,600
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
0	305	International Business Development Agreement - Designated Revenue / Entente sur la promotion du commerce extérieur - recettes réservées	0
0	305	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	0
6,100	10,951	**TOTAL**	7,600

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
10,000	10,000	Financial Assistance to Industry / Programme d'aide financière à l'industrie	10,000
10,000	10,000	**TOTAL**	10,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Net Income / Bénéfice net	
212,700	200,400	Net Income / Bénéfice net	250,200
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
2,156	2,146	Other Interest Income / Autres intérêts créditeurs	2,227
214,856	202,546	Sub-Total - Return on Investment / Total partiel - produits de placements	252,427
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
28,439	36,730	Tuition Fees / Frais de scolarité	32,113
1,622	0	Distance Education / Formation à distance	0
14,586	9,616	International Supplementary Fee / Frais supplémentaires internationaux	14,821
6,000	10,992	Training for Industry - Fees / Formation pour l'industrie - droits	10,824
942	1,546	Community Colleges - Sales / Collèges communautaires - ventes	1,775
1,562	1,508	Learning Fees / Frais d'apprentissage	1,714
1,596	1,941	Sales of Goods and Services - Other / Vente de biens et services - autres	1,534
2,703	1,399	College Application Fees / Frais de demande d'admission au collège	1,650
3,390	3,403	Textbook Overhead / Coût des manuels	3,046
60,840	67,135	Sub-Total - Institutional / Total partiel - établissements	67,477
		Leases and Rentals / Baux et locations	
94,556	95,047	Other Leases and Rentals / Autres baux et locations	97,170
569	420	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	403
95,125	95,467	Sub-Total - Leases and Rentals / Total partiel - baux et locations	97,573
		General / Recettes générales	
197,803	193,999	Sales and Services - Other / Ventes et services - autres	191,538
353,768	356,601	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	356,588

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
5,875	5,975	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	6,260
5,875	5,975	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	6,260
		Miscellaneous / Recettes diverses	
8,314	8,272	Gifts to the Crown - Other / Dons à la Couronne - autres	8,589
3,032	5,457	Other Grants / Autres subventions	3,852
39,015	40,527	Other Miscellaneous Revenue / Autres recettes diverses	39,330
50,361	54,256	Sub-Total - Miscellaneous / Total partiel - recettes diverses	51,771
624,860	619,378	**TOTAL - Own Source Revenue / Recettes de provenance interne**	667,046
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
6,385	6,220	Official Languages in Education Agreement - Program Expansion and Development / Entente concernant les langues officielles dans l'enseignement - élaboration et expansion de programmes	5,316
9,194	9,213	Education - Other / Éducation - autre	9,275
		Health / Santé	
21,258	21,258	Health - Other / Santé - autre	21,789
		Other / Autres recouvrements	
647	952	Other Conditional Grants / Autres subventions conditionnelles	758
37,484	37,643	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	37,138
662,344	657,021	**TOTAL**	704,184

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Other Agencies / Autres organismes	
180,000	180,700	Net Income - NB Liquor Corporation / Bénéfice net - Société des alcools du N.-B.	180,500
32,700	19,700	Net Income (Loss) - NB Power / Bénéfice net (perte nette) - Énergie NB	69,700
212,700	200,400	Sub-Total - Other Agencies / Total partiel - autres organismes	250,200
		Consolidated Entities / Entités consolidées	
		EM/ANB Inc. / EM/ANB Inc. Atlantic Education International Inc. / Atlantic Education International Inc. Collège communautaire du Nouveau-Brunswick / Collège communautaire du Nouveau-Brunswick Financial and Consumer Services Commission / Commission des services financiers et des services aux consommateurs Forest Protection Limited / Forest Protection Limited Kings Landing Corporation / Société de Kings Landing New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick New Brunswick Community College / New Brunswick Community College New Brunswick Credit Union Deposit Insurance Corporation / Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick New Brunswick Energy and Utilities Board / Commission de l'énergie et des services publics du Nouveau-Brunswick New Brunswick Health and Senior Care Council / Conseil de la santé et des soins aux aînés du Nouveau-Brunswick New Brunswick Legal Aid Services Commission / Commission des services d'aide juridique du Nouveau-Brunswick New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick Nursing Homes / Foyers de soins Recycle New Brunswick / Recycle Nouveau-Brunswick Regional Health Authorities / Régies régionales de la santé Research and Productivity Council / Conseil de la recherche et de la productivité Service New Brunswick / Service Nouveau-Brunswick	
449,644	456,621	Sub-Total - Consolidated Entities / Total partiel - entités consolidées	453,984
662,344	657,021	**TOTAL**	704,184

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
95	94	Other Interest Income / Autres intérêts créditeurs	95
12,934	10,250	Concessionary Loan Amortization / Amortissement des prêts concessionnels	8,948
13,029	10,344	Sub-Total - Return on Investment / Total partiel - produits de placements	9,043
		Licences and Permits / Licences et permis	
		General / Recettes générales	
475	1,725	*Apprenticeship and Occupational Certification Act* - Designated Revenue / *Loi sur l'apprentissage et la certification professionnelle* - recettes réservées	694
65	178	*Private Occupational Training Act* - Registration / *Loi sur la formation professionnelle dans le secteur privé* - enregistrement	183
540	1,903	Sub-Total - Licences and Permits / Total partiel - licences et permis	877
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
30	30	New Brunswick Public Libraries / Bibliothèques publiques du Nouveau-Brunswick	30
		General / Recettes générales	
1,900	1,875	Workers' Compensation Appeals Tribunal - Designated Revenue / Tribunal d'appel des accidents au travail - recettes réservées	1,900
1,700	1,800	Office of Advocates Services - Designated Revenue / Bureau des services de défenseurs - recettes réservées	1,800
600	966	Immigrant Application Fee / Droit associé aux demandes en matière d'immigration	500
4,230	4,671	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,230

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
300	530	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	300
8,240	8,575	Other Miscellaneous Revenue / Autres recettes diverses	3,000
8,540	9,105	Sub-Total - Miscellaneous / Total partiel - recettes diverses	3,300
26,339	26,023	**TOTAL - Own Source Revenue / Recettes de provenance interne**	17,450
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
14,853	14,989	Workforce Development Agreement / Entente sur le développement de la main-d'oeuvre	14,989
94,287	94,287	Labour Market Development Agreement / Entente sur le développement du marché du travail	93,388
1,600	1,600	Canada Student Loans - Designated Revenue / Régime canadien de prêts aux étudiants - recettes réservées	1,600
		Other / Autres recouvrements	
0	1,000	Provision of French Language Services Agreement / Provision sur l'accord sur les services en français	0
2,050	9,515	Other Conditional Grants / Autres subventions conditionnelles	5,480
112,790	121,391	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	115,457
139,129	147,414	**TOTAL**	132,907

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Canada Student Loans / Régime canadien de prêts aux étudiants	
		Own Source Revenue / Recettes de provenance interne	
200	19	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
200	19	**TOTAL - Canada Student Loans / Régime canadien de prêts aux étudiants**	0
		Library Trust Fund / Fonds en fiducie pour les bibliothèques	
		Own Source Revenue / Recettes de provenance interne	
0	12	Return on Investment / Produits de placements	0
300	300	Miscellaneous / Recettes diverses	300
300	312	**TOTAL - Library Trust Fund / Fonds en fiducie pour les bibliothèques**	300
		Recoverable Projects / Projets à frais recouvrables	
		Own Source Revenue / Recettes de provenance interne	
2,349	2,340	Miscellaneous / Recettes diverses	2,359
2,349	2,340	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	2,359
2,849	2,671	**TOTAL**	2,659

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
		Users / Utilisateurs	
		Own Source Revenue / Recettes de provenance interne	
1	1	Return on Investment / Produits de placements	1
1,538	1,012	Sale of Goods and Services / Vente de biens et services	1,051
0	27	Miscellaneous / Recettes diverses	25
1,539	1,040	**TOTAL - Own Source Revenue / Recettes de provenance interne**	1,077
1,539	1,040	**TOTAL - Users / Utilisateurs**	1,077
3,735	3,872	Transfers from Departments / Transferts des ministères *	3,988
5,274	4,912	**New Brunswick College of Craft and Design / New Brunswick College of Craft and Design**	5,065
5,274	4,912	**TOTAL**	5,065

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
45,000	47,253	Loans to Students / Prêts aux étudiants	45,000
45,000	47,253	**TOTAL**	45,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
150	50	Interest on Loans / Intérêts sur prêts	50
180	180	Other Interest Income / Autres intérêts créditeurs	180
330	230	Sub-Total - Return on Investment / Total partiel - produits de placements	230
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
732	732	Other Leases and Rentals / Autres baux et locations	732
732	732	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	732
1,062	962	**TOTAL - Own Source Revenue / Recettes de provenance interne**	962
1,062	962	**TOTAL**	962

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement	
		Own Source Revenue / Recettes de provenance interne	
12,500	6,500	Transfers from Departments / Transferts des ministères *	10,000
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
3,500	900	Economic Development / Développement économique	21,330
16,000	7,400	**TOTAL - Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement**	31,330
		Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	
		Own Source Revenue / Recettes de provenance interne	
30,500	30,500	Transfers from Departments / Transferts des ministères *	30,000
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
139,013	104,561	Economic Development / Développement économique	112,954
169,513	135,061	**TOTAL - Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée**	142,954
		New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
489	440	Economic Development / Développement économique	0
489	440	**TOTAL - New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités**	0
186,002	142,901	**TOTAL**	174,284

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
40,233	56,233	Other Interest Income / Autres intérêts créditeurs	48,000
27,126	23,126	Return on Investments - Profits and Dividends / Retour sur investissements-bénéfices et dividendes	19,000
67,359	79,359	TOTAL - Return on Investment / Total partiel - produits de placements	67,000
67,359	79,359	**TOTAL - Own Source Revenue / Recettes de provenance interne**	67,000
67,359	79,359	**TOTAL**	67,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		General / Recettes générales	
33	33	Nursing Homes - Special Care Licences / Foyers de soins - permis de soins spéciaux	33
33	33	Sub-Total - Licences and Permits / Total partiel - licences et permis	33
		Miscellaneous / Recettes diverses	
4,200	4,500	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4,200
800	800	Family Court Payments / Tribunal de la famille - versements	800
175	175	Other Miscellaneous Revenue / Autres recettes diverses	175
5,175	5,475	Sub-Total - Miscellaneous / Total partiel - recettes diverses	5,175
5,208	5,508	**TOTAL - Own Source Revenue / Recettes de provenance interne**	5,208
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Health / Santé	
0	11,350	Healthy Seniors Pilot Project / Projet pilote sur les aînés en santé	0
13,390	15,169	Aging with Dignity / Vieillir dans la dignité	13,390
		Other / Autres recouvrements	
1,778	1,778	Unsheltered Homelessness and Encampments Initiative / L'initiative de lutte contre l'itinérance hors refuge et les campements	0
15,168	28,297	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	13,390
20,376	33,805	**TOTAL**	18,598

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1	1	Foreign Exchange / Opérations de change	1
1	1	Sub-Total - Return on Investment / Total partiel - produits de placements	1
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
1,039	1,047	Village Historique Acadien / Village historique acadien	1,110
		Provincial Parks / Parcs provinciaux	
1,200	1,251	Park Entrance Fees / Droits d'entrée dans les parcs	1,389
70	126	Golf Fees / Frais de jeu - golf	71
25	35	Marina Fees / Droits - ports de plaisance	25
2,676	2,788	Camp Fees / Droits - terrains de camping	2,700
424	424	Ski Fees / Droits - ski	433
204	440	Other Park Revenues / Autres recettes provenant des parcs	208
50	72	Park Concessions / Concession de parcs	50
		General / Recettes générales	
300	324	Larry's Gulch Lodge / Chalet Larry's Gulch	300
50	25	Advertising / Publicités	0
6,038	6,532	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,286

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
4	4	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4
4	4	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4
6,043	6,537	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,291
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
875	812	Other Conditional Grants / Autres subventions conditionnelles	750
875	812	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	750
6,918	7,349	**TOTAL**	7,041

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	
		Own Source Revenue / Recettes de provenance interne	
3,130	3,130	Lottery Revenue / Recettes des loteries	3,130
3,130	3,130	**TOTAL - Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts**	3,130
		GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
401	401	Other / Autres recouvrements	401
401	401	**TOTAL - GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport**	401
		Parlee Beach Maintenance / Entretien de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
79	115	Sale of Goods and Services / Vente de biens et services	130
79	115	**TOTAL - Parlee Beach Maintenance / Entretien de la plage Parlee**	130
		Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	
		Own Source Revenue / Recettes de provenance interne	
2,000	2,000	Lottery Revenue / Recettes des loteries	2,000
2,000	2,000	**TOTAL - Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport**	2,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	
		Own Source Revenue / Recettes de provenance interne	
10	10	Return on Investment / Produits de placements	10
10	10	**TOTAL - Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett**	10
5,620	5,656	**TOTAL**	5,671

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	
		Own Source Revenue / Recettes de provenance interne	
5,187	6,638	Sale of Goods and Services / Vente de biens et services	5,394
5,187	6,638	**TOTAL - Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks**	5,394
		Mactaquac Golf Course / Terrain de golf Mactaquac	
		Own Source Revenue / Recettes de provenance interne	
1,536	1,681	Sale of Goods and Services / Vente de biens et services	1,622
1,536	1,681	**TOTAL - Mactaquac Golf Course / Terrain de golf Mactaquac**	1,622
		Parlee Beach Campground / Terrain de camping de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
768	1,004	Sale of Goods and Services / Vente de biens et services	780
768	1,004	**TOTAL - Parlee Beach Campground / Terrain de camping de la plage Parlee**	780
		Sugarloaf Lodge / Pavillon Sugarloaf	
		Own Source Revenue / Recettes de provenance interne	
485	673	Sale of Goods and Services / Vente de biens et services	534
485	673	**TOTAL - Sugarloaf Lodge / Pavillon Sugarloaf**	534

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Other Provincial Parks / Autres parcs provinciaux	
		Own Source Revenue / Recettes de provenance interne	
624	723	Sale of Goods and Services / Vente de biens et services	712
624	723	**TOTAL - Other Provincial Parks / Autres parcs provinciaux**	712
8,600	10,719	**TOTAL**	9,042

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5	5	Other Interest Income / Autres intérêts créditeurs	5
5	5	Sub-Total - Return on Investment / Total partiel - produits de placements	5
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
1,700	2,100	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	1,850
2	2	*Motor Carrier Act* - Fees / *Loi sur les transports routiers* - droits	0
1,702	2,102	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,850
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
2,594	2,594	Recoveries from Municipalities - General Maintenance / Recouvrements des municipalités - entretien général	2,809
326	326	Recoveries - General Maintenance - First Nations / Recouvrements - entretien général - Premières Nations	326
		Leases and Rentals / Baux et locations	
1,475	1,475	Land Rentals - Other / Location de terrains - autres	1,475
355	315	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	315

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
30	65	Highway Signs - Sales / Panneaux routiers - ventes	30
30	30	Commercial Sign Recoveries - Designated Revenue / Enseignes commerciales - recouvrements - recettes réservées	30
120	120	Central Heating Plant - Sales / Centrale de chauffage - ventes	120
33	33	Industrial Parks - Water and Sewage Service / Parcs industriels - réseaux d'eau et d'égouts	33
4,963	4,958	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	5,138
		Fines and Penalties / Amendes et peines	
30	30	*Highway Act* - Fines / *Loi sur la voirie* - amendes	30
30	30	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	30
		Miscellaneous / Recettes diverses	
1	1	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	1
250	295	Other Miscellaneous Revenue / Autres recettes diverses	350
251	296	Sub-Total - Miscellaneous / Total partiel - recettes diverses	351
6,951	7,391	**TOTAL - Own Source Revenue / Recettes de provenance interne**	7,374
6,951	7,391	**TOTAL**	7,374

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
3,100	4,300	Other / Autres recouvrements	3,100
3,100	4,300	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	3,100
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
		Transportation / Transports	
1,238	1,573	National Trade Corridors Fund / Fonds national des corridors commerciaux	90
7,718	4,735	New Building Canada Fund - Provincial-Territorial Infrastructure Component / Nouveau Fonds Chantiers Canada - volet infrastructures provinciales-territoriales	2,660
		Economic Development / Développement économique	
2,018	1,047	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	2,630
		Other / Autres recouvrements	
2,150	1,098	Disaster Mitigation and Adaptation Fund / Fonds d'atténuation et d'adaptation en matière de catastrophes	3,500
13,124	8,453	**TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada**	8,880
16,224	12,753	**TOTAL**	11,980

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Land Management Fund / Fonds pour l'aménagement des terres	
		Own Source Revenue / Recettes de provenance interne	
30	40	Sale of Goods and Services / Vente de biens et services	30
620	1,925	Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	750
650	1,965	**TOTAL - Land Management Fund / Fonds pour l'aménagement des terres**	780
650	1,965	**TOTAL**	780

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2025–2026 ESTIMATE / PRÉVISIONS	2025–2026 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2026–2027 ESTIMATE / PRÉVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Own Source Revenue / Recettes de provenance interne	
113,020	111,620	Chargeback to Clients / Rétrofacturation aux clients *	117,201
800	800	Capital - Recoveries / Recouvrements au compte de capital	1,000
113,820	112,420	**TOTAL - Vehicle Management Agency / Agence de gestion des véhicules**	118,201
113,820	112,420	**TOTAL**	118,201

* Inter-account transaction account / Compte d'opérations intercomptes